                                                      Filed Pursuant to Rule 433
                                        Registration Statement No.:333-126661-06

    INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE

MARCH 15, 2006                                                   JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                           -------------------------
                                 $1,980,793,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-LDP6

                            -------------------------

                            JPMORGAN CHASE BANK, N.A.
                          EUROHYPO AG, NEW YORK BRANCH
                          NOMURA CREDIT & CAPITAL, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

JPMORGAN                                                                            NOMURA

EHY SECURITIES (USA), LLC     IXIS SECURITIES NORTH AMERICA INC.   PNC CAPITAL MARKETS, INC.

BANC OF AMERICA SECURITIES LLC             CITIGROUP                   MERRILL LYNCH  &  CO.

This material is for your information, and none of J.P. Morgan Securities Inc.,
Nomura Securities International, Inc., EHY Securities (USA), LLC, IXIS
Securities North America Inc., PNC Capital Markets, Inc., Banc of America
Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Pierce Fenner &
Smith Incorporated (collectively, the "Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-126661) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.
As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the "Free
Writing Prospectus") dated March 15, 2006.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

----------------------------------------------------------------------------------------------------------------------------------
                                                                            KEY FEATURES
----------------------------------------------------------------------------------------------------------------------------------

       CO-LEAD MANAGERS:             J.P. Morgan Securities Inc. (Joint Bookrunner)
                                     Nomura Securities International, Inc. (Joint Bookrunner)

       CO-MANAGERS:                  Banc of America Securities LLC, Citigroup Global Markets Inc., EHY Securities (USA), LLC,
                                     IXIS Securities North America Inc., Merrill Lynch Pierce Fenner & Smith Incorporated, PNC
                                     Capital Markets, Inc.

       MORTGAGE LOAN SELLERS:        JPMorgan Chase Bank, N.A. (46.0%), Eurohypo AG, New York Branch (17.5%), Nomura
                                     Credit & Capital, Inc. (14.3%), IXIS Real Estate Capital Inc. (13.8%), PNC Bank, National
                                     Association (8.4%)

       MASTER SERVICERS:             Midland Loan Services, Inc. with respect to 71.9% of the cut-off date principal balance of the mortgage loans and GMAC Commercial Mortgage Corporation with respect to 28.1% of the cut-off date principal balance of the mortgage loans

       SPECIAL SERVICER:             LNR Partners, Inc.

       TRUSTEE/PAYING AGENT:         Wells Fargo Bank, N.A.

       RATING AGENCIES:              Moody's Investors Service, Inc./ Standard & Poor's

       PRICING DATE:                 On or about March 24, 2006

       CLOSING DATE:                 On or about March 30, 2006

       CUT-OFF DATE:                 With respect to each mortgage loan, the related due date of such mortgage loan in March
                                     2006, or with respect to those loans that were originated in February 2006 and have their first payment date in April 2006, March 1, 2006, or with respect to those mortgage loans that were originated in March 2006 and have their first due date after March 2006, the origination date of that mortgage loan

       DISTRIBUTION DATE:            15th of each month, or if the 15th day is not a business day, on the next succeeding business day, beginning in April 2006

       PAYMENT DELAY:                14 days

       TAX STATUS:                   REMIC and with respect to the Class A-3FL Certificates, a grantor trust in respect of the beneficial interest in the swap contract and related regular interest

       ERISA CONSIDERATION:          It is expected that the Offered Certificates will be ERISA eligible

       OPTIONAL TERMINATION:         1.0% (Clean-up Call)

       MINIMUM DENOMINATIONS:        $10,000 with respect to each class of Certificates (other than the Class X-1 and X-2
                                     Certificates) and with respect to the Class X-1 and Class X-2 Certificates, $1,000,000

       SETTLEMENT TERMS:             DTC, Euroclear and Clearstream Banking

----------------------------------------------------------------------------------------------------------------------------------
                                                    COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------

        COLLATERAL CHARACTERISTICS                                  MORTGAGE LOANS          LOAN GROUP(1)         LOAN GROUP(2)
        --------------------------                                  --------------         --------------         -------------

        INITIAL POOL BALANCE (IPB):                                 $2,144,296,208         $1,939,336,672         $204,959,535

        NUMBER OF MORTGAGE LOANS:                                              164                    132                   32

        NUMBER OF MORTGAGED PROPERTIES:                                        229                    196                   33

        AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                $13,074,977            $14,691,944           $6,404,985

        AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                      $9,363,739             $9,894,575           $6,210,895

        WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                     5.618843%              5.604452%            5.755014%

        WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                             1.55x                  1.56x                1.42x

        WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                   67.2%                  66.8%                71.7%
        WEIGHTED AVERAGE MATURITY DATE LTV1:                                 60.4%                  59.9%                65.4%
        WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):        111 months             112 months           105 months
        WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):        355 months             354 months           359 months
        WEIGHTED AVERAGE SEASONING (MONTHS):                              1 months               1 months             1 months
        10 LARGEST MORTGAGE LOANS AS % OF IPB:                               44.4%                  49.1%                62.5%
        % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                            18.0%                  18.2%                15.8%
        % OF MORTGAGE LOANS WITH SINGLE TENANTS:                             10.5%                  11.6%                 0.0%

(1)   Excludes the fully amortizing mortgage loans.

(2)   Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

(3)   Excludes mortgage loans that are interest-only for the entire term.

                                     2 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

---------------------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS       APPROXIMATE FACE       CREDIT SUPPORT          EXPECTED WEIGHTED        EXPECTED PAYMENT
  CLASS        (MOODY'S/S&P)              AMOUNT(1)        (% OF BALANCE)(2)      AVG. LIFE (YEARS)(3)          WINDOW(3)
---------------------------------------------------------------------------------------------------------------------------------

  A-1           Aaa / AAA               $60,030,000             30.000%                   3.01                  4/06-1/11
  A-2           Aaa / AAA              $155,890,000             30.000%                   4.90                  2/11-4/11
  A-3FL         Aaa / AAA              $100,000,000             30.000%                   6.71                 12/12-12/12
  A-3B          Aaa / AAA               $55,733,000             30.000%                   7.14                 12/12-03/14
  A-4           Aaa / AAA              $820,579,000             30.000%                   9.85                  5/15-3/16
  A-SB          Aaa / AAA              $103,816,000             30.000%                   7.08                  1/11-5/15
  A-1A          Aaa / AAA              $204,959,000             30.000%                   8.28                  4/06-3/16
  A-M           Aaa / AAA              $214,429,000             20.000%                   9.96                  3/16-3/16
  A-J           Aaa / AAA              $163,503,000             12.375%                   9.96                  3/16-3/16
  X-2           Aaa / AAA            $2,098,755,000               N/A                      N/A                     N/A
  B             Aa2 / AA                $48,247,000             10.125%                   10.02                 3/16-4/16
  C             Aa3 / AA-               $18,762,000             9.250%                    10.04                 4/16-4/16
  D              A2 / A                 $34,845,000             7.625%                    10.04                 4/16-4/16
---------------------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES

---------------------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS       APPROXIMATE FACE       CREDIT SUPPORT          EXPECTED WEIGHTED        EXPECTED PAYMENT
  CLASS        (MOODY'S/S&P)              AMOUNT(1)        (% OF BALANCE)(2)      AVG. LIFE (YEARS)(3)          WINDOW(3)
---------------------------------------------------------------------------------------------------------------------------------

  X-1            Aaa / AAA            $2,144,296,207              N/A                       N/A                     N/A
  E               A3 / A-                $21,443,000            6.625%                      N/A                     N/A
  F             Baa1 / BBB+              $29,484,000            5.250%                      N/A                     N/A
  G              Baa2 / BBB              $21,443,000            4.250%                      N/A                     N/A
  H             Baa3 / BBB-              $21,443,000            3.250%                      N/A                     N/A
  J              Ba1 / BB+               $10,722,000            2.750%                      N/A                     N/A
  K               Ba2 / BB               $10,721,000            2.250%                      N/A                     N/A
  L              Ba3 / BB-                $5,361,000            2.000%                      N/A                     N/A
  M               NR / B+                 $5,361,000            1.750%                      N/A                     N/A
  N                NR / B                 $5,360,000            1.500%                      N/A                     N/A
  P               NR / B-                 $8,041,000            1.125%                      N/A                     N/A
  NR              NR / NR                $24,124,207              N/A                       N/A                     N/A
---------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate, subject to a permitted variance of plus or minus 10%.

(2)   The credit support percentages set forth for Class A-1, Class A-2, Class
      A-3FL, Class A-3B, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate.

(3)   The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
      Considerations-Weighted Average Life" in the free writing prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o     For the purposes of making distributions to the Class A-1, A-2, A-3B, A-4,
      A-SB and A-1A Certificates and the Class A-3FL Regular Interest, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan
      Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3B, A-4 and A-SB Certificates and
      the Class A-3FL Regular Interest will be based on amounts available relating to Loan Group 1 and interest and principal distributions on the
      Class A-1A Certificates will be based on amounts available relating to
      Loan Group 2.

o     Interest payments will be made concurrently to the Class A-1, A-2, A-3B,
      A-4 and A-SB Certificates and the Class A-3FL Regular Interest (pro rata to the Class A-1, A-2, A-3B, A-4 and A-SB Certificates and the Class A-3FL
      Regular Interest (and the fixed interest payment on the Class A-3FL
      Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-3FL Certificates as described in the free writing prospectus) from Loan Group 1, and to the Class A-1A Certificates from Loan Group 2, the foregoing classes, collectively, the "Class A
      Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class
      X-1 and X-2 Certificates), interest will be paid to the Class A-M
      Certificates and then interest will be paid sequentially to the Class A-J,
      B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o     The pass-through rates on the Class A-1, A-2, A-3B, A-4, A-1A, A-SB, A-M,
      A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates and the
      Class A-3FL Regular Interest will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii)
      above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o     The pass-through rate on the Class A-3FL Certificates will be based on
      LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the free writing prospectus. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-3FL accrual period. Under certain circumstances described in the free writing prospectus, the pass-through rate for the Class A-3FL Certificates may convert to a fixed rate. See "Description of the Swap Contract -- The Swap
      Contract" in the free writing prospectus. There may be special requirements under ERISA for purchasing the Class A-3FL Certificates. See
      "Certain ERISA Considerations" in the free writing prospectus.

o     All Classes, except for the Class A-3FL Certificates, will accrue interest on a 30/360 basis. The Class A-3FL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
      A-3FL Certificates converts to a fixed rate, interest will accrue on a
      30/360 basis.

o     Generally, the Class A-1, A-2, A-3B, A-4 and A-SB Certificates and the
      Class A-3FL Regular Interest will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
      Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balances of the
      Class A-4 and Class A-SB Certificates have been reduced to zero. However, on any distribution date on which the certificate balances of the Class
      A-M Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the
      Class A-1, A-2, A-3B, A-4, A-1A and A-SB Certificates and the Class A-3FL
      Regular Interest on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except in three cases:
      (i) the Class A-SB Certificates are entitled to a certain priority with respect to being paid down to their planned principal balance as described in the free writing prospectus, (ii) the Class A-M Certificates will be entitled to principal distributions prior to the Class A-J Certificates and (iii) with respect to the Class A-3FL Regular Interest and Class A-3B
      Certificates, (a) prior to July 15, 2012, unless the Class A-3B
      Certificates have been reduced to zero, principal will be distributed to the Class A-3B Certificates from Loan Group 1 (and Loan Group 2 after the
      Class A-1A Certificates have been reduced to zero) and (b) on and after
      July 15, 2012, principal will be distributed first to the Class A-3FL
      Regular Interest until reduced to zero and then to the Class A-3B
      Certificates from Loan Group 1 (and Loan Group 2 after the Class A-1A
      Certificates have been retired). After the certificate balances of the
      Class A-1, A-2, A-3B, A-4, A-1A and A-SB Certificates and the Class A-3FL
      Regular Interest have been reduced to zero, principal payments will be paid to the Class A-M Certificates until the certificate balance for such
      Class has been reduced to zero and then sequentially to the Class A-J, B,
      C, D, E, F, G, H, J, K, L, M, N, O, P and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The
      Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o     Losses will be borne by the Classes (other than the Class A-3FL, X-1 and
      X-2 Certificates) in reverse sequential order, from the Class NR
      Certificates up to the Class A-J Certificates, then to the Class A-M
      Certificates, and then, pro rata, to the Class A-1, Class A-2, Class A-3B,
      Class A-4, Class A-1A and Class A-SB Certificates and the Class A-3FL
      Regular Interest (without regard to loan group or the Class A-SB planned principal balance).

                                     4 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o     Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates (other than the Class A-3FL Certificates and the Class X-2
      Certificates) and the A-3FL Regular Interest and the Class E, F, G and H
      Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-3FL Certificates and the Class X-2
      Certificates) and the A-3FL Regular Interest and the Class E, F, G, and H
      Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3B, A-4, A-SB and A-1A
      Certificates and the Class A-3FL Regular Interest) on each Distribution
      Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the
      Class X-1 Certificates). Any Yield Maintenance Charges payable to the
      A-3FL Regular Interest will be paid to the Swap Counterparty.

       YM        Group Principal Paid to Class        (Pass-Through Rate on Class -- Discount Rate)
             x   ------------------------------   x   ---------------------------------------------
     Charge       Group Total Principal Paid             (Mortgage Rate on Loan -- Discount Rate)

o     Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o     The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
      P&I Advance will be reduced in proportion to such adjustment.

                                     5 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                              CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
RANGE OF PRINCIPAL BALANCES          LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

$1,342,000 - $2,999,999               33      $    71,046,706     3.3%   70.6%   1.32x
$3,000,000 - $3,999,999               19           66,222,935     3.1    70.0%   1.36x
$4,000,000 - $4,999,999               13           56,826,625     2.7    69.6%   1.42x
$5,000,000 - $6,999,999               28          162,200,056     7.6    69.1%   1.35x
$7,000,000 - $9,999,999               21          170,465,882     7.9    73.0%   1.34x
$10,000,000 - $14,999,99              20          238,265,400    11.1    70.5%   1.47x
$15,000,000 - $24,999,99              14          257,517,051    12.0    74.2%   1.36x
$25,000,000 - $49,999,99               9          290,618,274    13.6    68.6%   1.45x
$50,000,000 - $149,999,9               5          411,133,278    19.2    67.9%   1.65x
$150,000,000 - $240,000,000            2          420,000,000    19.6    55.0%   1.92x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208    100.0%  67.2%   1.55x
----------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:       $13,074,977
AVERAGE BALANCE PER PROPERTY:    $9,363,739
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------

RANGE OF MORTGAGE                  NUMBER OF      PRINCIPAL      % OF     WA     WA UW
INTEREST RATES                       LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

5.1300% - 5.4999%                     22      $   535,518,160    25.0%   60.6%   1.99x
5.5000% - 5.9999%                    131        1,510,754,175    70.5    69.9%   1.39x
6.0000% - 6.4999%                     10           96,681,873     4.5    61.9%   1.63x
6.5000% - 6.8500%                      1            1,342,000     0.1    78.9%   1.20x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------
WA INTEREST RATE:                  5.6188%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------

RANGE OF ORIGINAL TERMS TO         NUMBER OF      PRINCIPAL      % OF     WA     WA UW
MATURITY/ARD                         LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

60                                    12      $   189,337,000     8.8%   60.1%   1.97x
61 - 84                                6          181,200,000     8.5    61.8%   1.91x
85 - 120                             142        1,744,530,684    81.4    68.4%   1.47x
121 - 180                              4           29,228,523     1.4    75.7%   1.25x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208    100.0%  67.2%   1.55x
----------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:               112
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                            GEOGRAPHIC DISTRIBUTION(1)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
GEOGRAPHIC LOCATION                PROPERTIES      BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

CALIFORNIA                            35      $   430,740,590    20.1%   69.3%   1.43x
    SOUTHERN CALIFORNIA               28          283,305,590    13.2    72.1%   1.27x
    NORTHERN CALIFORNIA                7          147,435,000     6.9    63.9%   1.74x
NEW YORK                              15          390,982,000    18.2    55.0%   2.17x
PENNSYLVANIA                          14          157,219,588     7.3    65.3%   1.38x
MARYLAND                               5          144,614,000     6.7    74.0%   1.28x
TEXAS                                 21          133,833,859     6.2    73.7%   1.33x
OTHER                                139          886,906,171    41.4    69.9%   1.44x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              229      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------
RANGE OF UW                        NUMBER OF      PRINCIPAL      % OF     WA     WA UW
DSCRS                                LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1.19X                                  2      $     6,730,000     0.3%   68.8%   1.19x
1.20X - 1.29X                         88        1,189,752,134    55.5    73.1%   1.23x
1.30X - 1.39X                         39          353,734,904    16.5    72.7%   1.34x
1.40X - 1.49X                         15           81,955,502     3.8    68.2%   1.44x
1.50X - 1.69X                          6           45,735,602     2.1    71.2%   1.53x
1.70X - 1.99X                          4          122,150,000     5.7    61.7%   1.90x
2.00X - 2.99X                          9          333,738,065    15.6    43.2%   2.75x
3.00X - 3.81X                          1           10,500,000     0.5    23.8%   3.81x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------
WA UW DSCR:                        1.55X
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
----------------------------------------------------------------------------------------

RANGE OF REMAINING                 NUMBER OF      PRINCIPAL      % OF     WA     WA UW
TERMS TO MATURITY                    LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

58 - 60                               12      $   189,337,000     8.8%   60.1%   1.97x
61 - 84                                6          181,200,000     8.5    61.8%   1.91x
85 - 120                             142        1,744,530,684    81.4    68.4%   1.47x
121 - 180                              4           29,228,523     1.4    75.7%   1.25x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208    100.0%  67.2%   1.55x
----------------------------------------------------------------------------------------
WA REMAINING TERM:                   111
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------
                                            NUMBER OF     PRINCIPAL      % OF        WA        WA UW
PROPERTY TYPE        SUB PROPERTY TYPE     PROPERTIES      BALANCE        IPB       LTV         DSCR
-------------------------------------------------------------------------------------------------------

RETAIL               Anchored                   42         733,259,682    34.2%     64.3%       1.64x
                     Unanchored                 20         103,922,955     4.8      74.5%       1.29x
                     Shadow Anchored            11          68,474,741     3.2      71.8%       1.30x
                     SUBTOTAL:                  73      $  905,657,378    42.2%     66.1%       1.57x
-------------------------------------------------------------------------------------------------------
OFFICE               Suburban                   38      $  259,950,541    12.1%     71.8%       1.36x
                     CBD                         3         228,800,000    10.7      65.2%       1.75x
                     SUBTOTAL:                  41      $  488,750,541    22.8%     68.7%       1.54x
-------------------------------------------------------------------------------------------------------
INDUSTRIAL           Warehouse/Distribution     33         160,206,948     7.5%     62.2%       1.86x
                     Flex                       14         120,829,435     5.6      68.9%       1.34x
                     SUBTOTAL:                  47      $  281,036,384    13.1%     65.1%       1.64x
-------------------------------------------------------------------------------------------------------
MULTIFAMILY          Garden                     30      $  190,530,890     8.9%     75.0%       1.27x
                     Mid/High Rise               5          32,518,645     1.5      52.2%       2.19x
                     SUBTOTAL:                  35      $  223,049,535    10.4%     71.7%       1.40x
-------------------------------------------------------------------------------------------------------
HOTEL                Full Service               11         135,840,316     6.3%     65.5%       1.60x
                     Limited Service            13          80,607,735     3.8      67.1%       1.43x
                     SUBTOTAL:                  24      $  216,448,050    10.1%     66.1%       1.54x
-------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                             5      $   16,523,309     0.8%     75.1%       1.29x
-------------------------------------------------------------------------------------------------------
SELF-STORAGE                                     4      $   12,831,010     0.6%     72.4%       1.35x
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        229      $2,144,296,208   100.0%     67.2%       1.55x
-------------------------------------------------------------------------------------------------------

1     Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     6 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

RANGE OF ORIGINAL                  NUMBER OF      PRINCIPAL      % OF     WA     WA UW
AMORTIZATION TERMS                   LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

240                                    1      $     1,421,293     0.1%   56.9%   1.30x
241 - 300                             18          115,427,698     7.1    66.4%   1.42x
301 - 330                              4           32,992,254     2.0    67.9%   1.27x
331 - 360                            129        1,467,909,962    90.7    72.8%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              152      $ 1,617,751,208    100.0%  72.2%   1.28x
----------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:              355
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------

RANGE OF CUT-OFF                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
LTVS                                 LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

23.8% - 50.0%                          9      $   323,706,590    15.1%   41.5%   2.80x
50.1% - 60.0%                         10           55,035,009     2.6    55.8%   1.89x
60.1% - 65.0%                         15          183,122,725     8.5    62.7%   1.69x
65.1% - 70.0%                         25          468,943,560    21.9    67.1%   1.27x
70.1% - 75.0%                         50          509,153,617    23.7    73.5%   1.26x
75.1% - 80.0%                         55          604,334,707    28.2    78.2%   1.26x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:          67.2%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
AMORTIZATION TYPES                   LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

BALLOON LOANS
    Partial Interest-Only(2)          81      $ 1,105,963,000    51.6%   72.4%   1.26x
    Interest-Only(3)                  12          526,545,000    24.6    51.9%   2.37x
    Balloon(4)                        71          511,788,208    23.9    71.8%   1.33x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208    100.0%  67.2%   1.55x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                          PARTIAL INTEREST-ONLY PERIODS
----------------------------------------------------------------------------------------

PARTIAL INTEREST-ONLY              NUMBER OF      PRINCIPAL      % OF     WA     WA UW
PERIODS                              LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

12                                     9      $    71,702,000     3.3%   69.4%   1.34x
13 - 24                               22          238,425,000    11.1    73.1%   1.31x
25 - 36                               36          616,681,000    28.8    72.0%   1.23x
37 - 48                                5           66,500,000     3.1    74.9%   1.23x
49 - 60                                9          112,655,000     5.3    73.7%   1.23x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               81      $ 1,105,963,000    51.6%   72.4%   1.26x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------

RANGE OF REMAINING                 NUMBER OF      PRINCIPAL      % OF     WA     WA UW
AMORTIZATION TERMS                   LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

239 - 240                              1      $     1,421,293     0.1%   56.9%   1.30x
241 - 300                             18          115,427,698     7.1    66.4%   1.42x
301 - 330                              4           32,992,254     2.0    67.9%   1.27x
331 - 360                            129        1,467,909,962    90.7    72.8%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              152      $ 1,617,751,208   100.0%   72.2%   1.28x
----------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:             354
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY/ARD DATE
----------------------------------------------------------------------------------------

RANGE OF MATURITY                  NUMBER OF      PRINCIPAL      % OF     WA     WA UW
LTVS                                 LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

23.8% - 30.0%                          1      $    10,500,000     0.5%   23.8%   3.81x
30.1% - 50.0%                         19          358,356,451    16.7    44.3%   2.60x
50.1% - 60.0%                         40          545,724,099    25.5    66.3%   1.33x
60.1% - 70.0%                         80          888,218,658    41.4    73.4%   1.35x
70.1% - 79.1%                         24          341,497,000    15.9    78.0%   1.24x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------
WA LTV RATIO AT
MATURITY/ARD DATE:                  60.4%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(5)
----------------------------------------------------------------------------------------

                                    NUMBER OF     PRINCIPAL      % OF     WA     WA UW
YEAR BUILT/RENOVATED               PROPERTIES      BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1927 - 1959                            5      $    29,175,000     1.4%   73.9%   1.20x
1960 - 1969                            6           18,372,000     0.9    53.6%   2.42x
1970 - 1979                           18           81,110,016     3.8    63.8%   1.81x
1980 - 1989                           30          422,128,233    19.7    54.2%   2.15x
1990 - 1999                           60          502,884,131    23.5    73.5%   1.29x
2000 - 2006                          110        1,090,626,828    50.9    69.7%   1.41x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              229      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
PREPAYMENT PROTECTION                LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

DEFEASANCE                           151      $ 2,022,879,147    94.3%   67.0%   1.55x
YIELD MAINTENANCE                     12           96,417,061     4.5    70.1%   1.55x
YIELD MAINTENANCE/DEFEASANCE           1           25,000,000     1.2    73.5%   1.21x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              164      $ 2,144,296,208   100.0%   67.2%   1.55x
----------------------------------------------------------------------------------------

(1)   Excludes mortgage loans that are interest-only for the entire term.

(2)   Includes one partial interest-only ARD loan representing 0.2% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(3)   Includes two interest-only ARD loans representing 1.2% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(4)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(5)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                     7 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF     WA     WA UW
RANGE OF PRINCIPAL BALANCES          LOANS         BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

$1,342,000 - $2,999,999               22       $   47,999,586     2.5%   69.6%   1.33x
$3,000,000 - $3,999,999               16           56,082,935     2.9    69.7%   1.37x
$4,000,000 - $4,999,999               11           47,371,370     2.4    69.1%   1.45x
$5,000,000 - $6,999,999               22          127,962,896     6.6    68.6%   1.35x
$7,000,000 - $9,999,999               17          139,855,882     7.2    72.9%   1.36x
$10,000,000 - $14,999,999             17          203,215,400    10.5    72.1%   1.37x
$15,000,000 - $24,999,999             12          223,097,051    11.5    73.7%   1.38x
$25,000,000 - $49,999,999              8          262,618,274    13.5    67.9%   1.47x
$50,000,000 - $149,999,999             5          411,133,278    21.2    67.9%   1.65x
$150,000,000 - $240,000,000            2          420,000,000    21.7    55.0%   1.92x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:        $14,691,944
AVERAGE BALANCE PER PROPERTY:    $9,894,575
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER OF      PRINCIPAL      % OF     WA     WA UW
RATES                               LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

5.1300% - 5.4999%                     16       $  511,249,515    26.4%   59.9%   2.02x
5.5000% - 5.9999%                    107        1,346,663,285    69.4    69.4%   1.40x
6.0000% - 6.4999%                      8           80,081,873     4.1    65.8%   1.38x
6.5000% - 6.8500%                      1            1,342,000     0.1    78.9%   1.20x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.6045%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

RANGE OF ORIGINAL TERMS TO         NUMBER OF      PRINCIPAL      % OF      WA     WA UW
MATURITY/ARD                         LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

60                                     9       $  157,437,000     8.1%   57.9%   2.09x
61 - 84                                4          142,700,000     7.4    62.0%   1.89x
85 - 120                             116        1,616,071,149    83.3    67.9%   1.49x
121 - 180                              3           23,128,523     1.2    75.3%   1.26x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:               113
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION(1)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA     WA UW
GEOGRAPHIC LOCATION               PROPERTIES      BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

CALIFORNIA                            32       $  401,450,590    20.7%   68.8%   1.44x
     SOUTHERN CALIFORNIA              25          254,015,590    13.1    71.7%   1.27x
     NORTHERN CALIFORNIA               7          147,435,000     7.6    63.9%   1.74x
NEW YORK                               9          363,497,000    18.7    55.4%   2.16x
PENNSYLVANIA                          14          157,219,588     8.1    65.3%   1.38x
MARYLAND                               4          138,514,000     7.1    73.9%   1.28x
TEXAS                                 17          114,295,859     5.9    73.2%   1.33x
OTHER                                120          764,359,636    39.4    69.1%   1.47x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              196       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------

RANGE OF UW                        NUMBER OF      PRINCIPAL      % OF      WA     WA UW
DSCRS                                LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1.19X                                  1       $    3,440,000     0.2%   71.7%   1.19x
1.20X - 1.29X                         69        1,066,845,124    55.0    72.8%   1.23x
1.30X - 1.39X                         32          299,816,904    15.5    72.0%   1.35x
1.40X - 1.69X                         18          119,246,579     6.1    69.5%   1.48x
1.70X - 1.99X                          3          116,250,000     6.0    62.6%   1.90x
2.00X - 2.96X                          9          333,738,065    17.2    43.2%   2.75x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA UW DSCR:                         1.56X
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
----------------------------------------------------------------------------------------

RANGE OF REMAINING TERMS           NUMBER OF      PRINCIPAL      % OF      WA     WA UW
TO MATURITY                          LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

59 - 60                                9       $  157,437,000     8.1%   57.9%   2.09x
61 - 84                                4          142,700,000     7.4    62.0%   1.89x
85 - 120                             116        1,616,071,149    83.3    67.9%   1.49x
121 - 180                              3           23,128,523     1.2    75.3%   1.26x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA REMAINING TERM:                   112
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF       PRINCIPAL            % OF         WA          WA UW
PROPERTY TYPE              SUB PROPERTY TYPE        PROPERTIES      BALANCE              IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------------------------

RETAIL                     Anchored                      42       $  733,259,682         37.8%        64.3%       1.64x
                           Unanchored                    20          103,922,955         5.4          74.5%       1.29x
                           Shadow Anchored               11           68,474,741         3.5          71.8%       1.30x
                           SUBTOTAL:                     73       $  905,657,378         46.7%        66.1%       1.57x
-------------------------------------------------------------------------------------------------------------------------
OFFICE                     Suburban                      38       $  259,950,541         13.4%        71.8%       1.36x
                           CBD                           3           228,800,000         11.8         65.2%       1.75x
                           SUBTOTAL:                     41       $  488,750,541         25.2%        68.7%       1.54x
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                 Warehouse/Distribution        33       $  160,206,948         8.3%         62.2%       1.86x
                           Flex                          14          120,829,435         6.2          68.9%       1.34x
                           SUBTOTAL:                     47       $  281,036,384         14.5%        65.1%       1.64x
-------------------------------------------------------------------------------------------------------------------------
HOTEL                      Full Service                  11       $  135,840,316         7.0%         65.5%       1.60x
                           Limited Service               13           80,607,735         4.2          67.1%       1.43x
                           SUBTOTAL:                     24       $  216,448,050         11.2%        66.1%       1.54x
-------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY                Garden                        2        $   11,865,000         0.6%         70.9%       1.24x
                           Mid/High Rise                 1            11,625,000         0.6          73.5%       1.20x
                           SUBTOTAL:                     3        $   23,490,000         1.2%         72.2%       1.22x
-------------------------------------------------------------------------------------------------------------------------
SELF-STORAGE                                             4        $   12,831,010         0.7%         72.4%       1.35x
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                     4        $   11,123,309         0.6%         75.7%       1.33x
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 196       $1,939,336,672         100.0%       66.8%       1.56x
-------------------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     8 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------
RANGE OF ORIGINAL AMORTIZATION     NUMBER OF      PRINCIPAL      % OF      WA     WA UW
TERMS                                LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

240                                    1       $    1,421,293     0.1%   56.9%   1.30x
241 - 300                             18          115,427,698     7.9    66.4%   1.42x
301 - 330                              3           28,275,000     1.9    67.1%   1.29x
331 - 360                            101        1,324,667,681    90.1    72.7%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              123       $1,469,791,672   100.0%   72.1%   1.28x
----------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:              354
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA     WA UW
RANGE OF CUT-OFF LTVS               LOANS         BALANCE        IPB      LTV     DSCR
----------------------------------------------------------------------------------------

34.8% - 50.0%                          6       $  304,912,065    15.7%   42.0%   2.79x
50.1% - 60.0%                         10           55,035,009     2.8    55.8%   1.89x
60.1% - 65.0%                         15          183,122,725     9.4    62.7%   1.69x
65.1% - 70.0%                         20          450,524,609    23.2    67.1%   1.27x
70.1% - 75.0%                         41          446,929,717    23.0    73.5%   1.26x
75.1% - 80.0%                         40          498,812,546    25.7    78.3%   1.26x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:          66.8%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA     WA UW
AMORTIZATION TYPES                   LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

BALLOON LOANS
   Partial Interest-Only(2)           61       $  996,022,000    51.4%   72.2%   1.25x
   Interest-Only(3)                    9          469,545,000    24.2    50.1%   2.44x
   Balloon(4)                         62          473,769,672    24.4    71.9%   1.34x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                          PARTIAL INTEREST-ONLY PERIODS
----------------------------------------------------------------------------------------

PARTIAL INTEREST-ONLY               NUMBER OF      PRINCIPAL      % OF      WA     WA UW
PERIODS                               LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

12                                     7       $   62,002,000     3.2%   68.9%   1.36x
13 - 24                               17       $  218,069,000    11.2    73.9%   1.30x
25 - 36                               24          548,146,000    28.3    71.4%   1.23x
37 - 48                                5           66,500,000     3.4    74.9%   1.23x
49 - 60                                8          101,305,000     5.2    73.3%   1.23x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               61       $  996,022,000    51.4%   72.2%   1.25x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS (1)
----------------------------------------------------------------------------------------

RANGE OF REMAINING                  NUMBER OF      PRINCIPAL      % OF      WA     WA UW
AMORTIZATION TERMS                    LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

239 - 240                              1       $    1,421,293     0.1%   56.9%   1.30x
241 - 300                             18          115,427,698     7.9    66.4%   1.42x
301 - 330                              3           28,275,000     1.9    67.1%   1.29x
331 - 360                            101        1,324,667,681    90.1    72.7%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              123       $1,469,791,672   100.0%   72.1%   1.28x
----------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:             354
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY/ARD DATE
----------------------------------------------------------------------------------------

                                    NUMBER OF      PRINCIPAL      % OF      WA     WA UW
RANGE OF MATURITY LTVS                LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

30.3% - 50.0%                         17       $  350,061,927    18.1%   44.3%   2.62x
50.1% - 60.0%                         36          528,618,894    27.3    66.3%   1.33x
60.1% - 70.0%                         64          797,173,852    41.1    73.2%   1.36x
70.1% - 75.6%                         15          263,482,000    13.6    78.2%   1.23x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:   59.9%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(5)
----------------------------------------------------------------------------------------

                                    NUMBER OF      PRINCIPAL      % OF      WA     WA UW
YEAR BUILT/RENOVATED                PROPERTIES      BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1950 - 1959                            2       $   20,000,000     1.0%   73.5%   1.20x
1960 - 1969                            5           14,772,000     0.8    47.5%   2.68x
1970 - 1979                           15           68,145,016     3.5    61.7%   1.92x
1980 - 1989                           26          382,490,233    19.7    53.7%   2.16x
1990 - 1999                           55          446,374,131    23.0    73.2%   1.29x
2000 - 2006                           93        1,007,555,293    52.0    69.4%   1.42x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              196       $1,939,336,672   100.0%   66.8%   1.56x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------

                                    NUMBER OF      PRINCIPAL      % OF      WA     WA UW
PREPAYMENT PROTECTION                 LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

DEFEASANCE                           120       $1,831,119,611    94.4%   66.6%   1.57x
YIELD MAINTENANCE                     11           83,217,061     4.3    68.9%   1.60x
YIELD MAINTENANCE/DEFEASANCE          1            25,000,000     1.3    73.5%   1.21x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              132       $1,939,336,672    100.0%  66.8%   1.56x
----------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Includes one partial interest-only ARD loan representing 0.2% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(3)   Includes two interest-only ARD loans representing 1.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(4)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(5)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                     9 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------

RANGE OF                           NUMBER OF      PRINCIPAL      % OF      WA    WA UW
PRINCIPAL BALANCES                   LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

$1,497,950 - $2,999,9                 11       $   23,047,120    11.2%   72.6%   1.29x
$3,000,000 - $3,999,9                  3           10,140,000     4.9    71.6%   1.33x
$4,000,000 - $4,999,9                  2            9,455,254     4.6    72.2%   1.27x
$5,000,000 - $6,999,9                  6           34,237,161    16.7    71.1%   1.37x
$7,000,000 - $9,999,9                  4           30,610,000    14.9    73.4%   1.24x
$10,000,000 - $14,999                  3           35,050,000    17.1    61.4%   2.01x
$15,000,000 - $24,999                  2           34,420,000    16.8    77.8%   1.25x
$25,000,000 - $28,000                  1           28,000,000    13.7    74.9%   1.31x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $6,404,985
AVERAGE BALANCE PER PROPERTY:     $6,210,895
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------

RANGE OF MORTGAGE                  NUMBER OF      PRINCIPAL      % OF      WA    WA UW
INTEREST RATES                       LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

5.4009% - 5.4999%                      6       $   24,268,645    11.8%   74.9%   1.21x
5.5000% - 5.9999%                     24          164,090,890    80.1    74.0%   1.30x
6.0000% - 6.3614%                      2           16,600,000     8.1    43.4%   2.85x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA INTEREST RATE:                   5.7550%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------

RANGE OF ORIGINAL TERMS            NUMBER OF      PRINCIPAL      % OF      WA    WA UW
TO MATURITY/ARD                      LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

60                                     3       $   31,900,000    15.6%   71.0%   1.36x
61 - 84                                2       $   38,500,000    18.8    61.0%   1.99x
85 - 120                              26       $  128,459,535    62.7    74.8%   1.27x
121 - 180                              1            6,100,000     3.0    77.2%   1.20x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:               106
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION(1)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
GEOGRAPHIC LOCATION               PROPERTIES       BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

NORTH CAROLINA                         6       $   43,580,000    21.3%   76.4%   1.32x
SOUTHERN CALIFORNIA                    3           29,290,000    14.3    75.8%   1.22x
NEW YORK                               6           27,485,000    13.4    49.1%   2.36x
TEXAS                                  4           19,538,000     9.5    76.3%   1.32x
WISCONSIN                              2           16,067,254     7.8    75.8%   1.20x
ARKANSAS                               1           15,920,000     7.8    76.2%   1.27x
OKLAHOMA                               1           13,200,000     6.4    77.6%   1.27x
FLORIDA                                3           12,385,111     6.0    74.7%   1.24x
OTHER                                  7           27,494,170    13.4    69.7%   1.26x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               33       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
RANGE OF UW DSCRS                    LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1.19X                                  1       $    3,290,000     1.6%   65.8%   1.19x
1.20X - 1.29X                         19          122,907,011    60.0    75.6%   1.23x
1.30X - 1.39X                          7           53,918,000    26.3    76.4%   1.33x
1.40X - 1.99X                          4           14,344,524     7.0    56.9%   1.65x
2.00X - 3.81X                          1           10,500,000     5.1    23.8%   3.81x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA UW DSCR:                         1.42X
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
----------------------------------------------------------------------------------------

RANGE OF REMAINING TERMS TO        NUMBER OF      PRINCIPAL      % OF      WA    WA UW
MATURITY                             LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

58 - 60                                3       $   31,900,000    15.6%   71.0%   1.36x
61 - 84                                2           38,500,000    18.8    61.0%   1.99x
85 - 120                              26          128,459,535    62.7    74.8%   1.27x
121 - 180                              1            6,100,000     3.0    77.2%   1.20x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA REMAINING TERM:                   105
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION(1)
-----------------------------------------------------------------------------------------------------------------

                                                   NUMBER OF         PRINCIPAL        % OF     WA         WA UW
PROPERTY TYPE               SUB PROPERTY TYPE      PROPERTIES        BALANCE          IPB      LTV        DSCR
-----------------------------------------------------------------------------------------------------------------

MULTIFAMILY                 Garden                     28           $178,665,890     87.2%      75.3%     1.27x
                            Mid/High Rise              4              20,893,645     10.2       40.3%     2.74x
                            SUBTOTAL:                  32           $199,559,535     97.4%      71.6%     1.42x
-----------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                   1               5,400,000      2.6       74.0%     1.20x
-----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                33           $204,959,535     100.0%     71.7%     1.42x
-----------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    10 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
ORIGINAL AMORTIZATION TERM           LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

330                                    1       $    4,717,254     3.2%   72.6%   1.20x
331 - 360                             28          143,242,281    96.8    73.5%   1.29x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               29       $  147,959,535   100.0%   73.5%   1.29x
----------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:              359
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
CUT-OFF LTV                          LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

23.8% - 50.0%                          3       $   18,794,524     9.2%   33.6%   2.92x
50.1% - 75.0%                         14           80,642,850    39.3    72.4%   1.26x
75.1% - 80.0%                         15          105,522,161    51.5    77.9%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:          71.7%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
AMORTIZED TYPES                      LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

BALLOON LOANS
  Partial Interest-Only               20       $  109,941,000    53.6%   74.5%   1.29x
  Interest-Only                        3           57,000,000    27.8    66.9%   1.74x
  Balloon(2)                           9           38,018,535    18.5    70.7%   1.28x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                          PARTIAL INTEREST-ONLY PERIODS
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
PARTIAL INTEREST-ONLY PERIODS        LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

12 - 36                               19       $   98,591,000    48.1%   74.2%   1.30x
37 - 60                                1           11,350,000     5.5    77.2%   1.20x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               20       $  109,941,000    53.6%   74.5%   1.29x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
REMAINING AMORTIZATION TERM          LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

328 - 330                              1       $    4,717,254     3.2%   72.6%   1.20x
331 - 360                             28          143,242,281    96.8    73.5%   1.29x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               29       $  147,959,535   100.0%   73.5%   1.29x
----------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:             359
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY/ARD DATE
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
MATURITY LTV                        LOANS          BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

23.8% - 50.0%                          3       $   18,794,524     9.2%   33.6%   2.92x
50.1% - 60.0%                          4           17,105,205     8.3    67.7%   1.20x
60.1% - 70.0%                         16           91,044,806    44.4    75.4%   1.27x
70.1% - 79.1%                          9           78,015,000    38.1    77.4%   1.28x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE:  65.4%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(3)
----------------------------------------------------------------------------------------

                                   NUMBER OF      PRINCIPAL      % OF      WA    WA UW
YEAR BUILT/RENOVATED               PROPERTIES      BALANCE       IPB      LTV    DSCR
----------------------------------------------------------------------------------------

1927 - 1959                            3       $    9,175,000     4.5%   74.6%   1.20x
1960 - 1969                            1            3,600,000     1.8    78.8%   1.34x
1970 - 1979                            3           12,965,000     6.3    74.7%   1.20x
1980 - 1989                            4           39,638,000    19.3    58.4%   2.03x
1990 - 1999                            5           56,510,000    27.6    75.7%   1.29x
2000 - 2005                           17           83,071,535    40.5    74.1%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               33       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
----------------------------------------------------------------------------------------
PREPAYMENT                         NUMBER OF      PRINCIPAL      % OF      WA    WA UW
PROTECTION                           LOANS         BALANCE        IPB      LTV    DSCR
----------------------------------------------------------------------------------------

DEFEASANCE                            31       $  191,759,535    93.6%   71.3%   1.43x
YIELD MAINTENANCE                      1           13,200,000     6.4    77.6%   1.27x
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               32       $  204,959,535   100.0%   71.7%   1.42x
----------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    11 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
 TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        Number
Loan                                                                                      of            Loan
Seller(1)        Loan Name                                  City, State               Properties        Group
-----------------------------------------------------------------------------------------------------------------

JPMCB            Centro Portfolio                           Various, Various              12              1
NCCI             Smith Haven Mall                           Lake Grove, NY                 1              1
JPMCB            The Gap Building                           San Francisco, CA              1              1
EHY              Valley Mall                                Hagerstown, MD                 1              1
JPMCB            30 Broad Street                            New York, NY                   1              1
JPMCB            CenterPoint II                             Various, Various              23              1
EHY              Millennium Industrial Portfolio            Various, Various               5              1
PNC              Village Properties Portfolio               Various, Various              10
IXIS             Panos/Smith Hotel Portfolio                Various, Various               5              1
JPMCB            215 Park Avenue South                      New York, NY                   1              1
JPMCB            Invitrogen Corporation                     Carlsbad, CA                   1              1
                 Headquarters
IXIS             The Benson Hotel                           Portland, OR                   1              1
JPMCB            Bigg's Place                               Cincinnati, OH                 1              1
NCCI             Marquis at Carmel Valley                   Charlotte, NC                  1              2
                 Apartments
EHY              IDT Entertainment Plaza                    Burbank, CA                    1              1
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                            Cut-off                                                                Cut-off
  Loan                       Date                  % of           SF/Units/             UW           LTV         Property
Seller(1)                   Balance                IPB              Rooms              DSCR         Ratio          Type
----------------------------------------------------------------------------------------------------------------------------

  JPMCB                 $  240,000,000            11.2%            2,558,521            1.21x       65.8%         Retail
  NCCI                  $  180,000,000             8.4%              558,990            2.86x       40.7%         Retail
  JPMCB                 $  107,500,000             5.0%              282,773            1.91x       62.4%         Office
  EHY                   $   90,000,000             4.2%              659,310            1.25x       75.0%         Retail
  JPMCB                 $   83,300,000             3.9%              427,568            1.20x       79.3%         Office
  JPMCB                 $   67,419,000             3.1%            4,156,890            2.76x       46.5%       Industrial
  EHY                   $   62,914,278             2.9%              584,044            1.21x       75.3%       Industrial
  PNC                   $   41,719,000             1.9%            1,176,757            1.31x       79.7%         Retail
  IXIS                  $   41,300,000             1.9%                  580            1.38x       69.3%         Hotel
  JPMCB                 $   38,000,000             1.8%              311,457            2.50x       42.2%         Office
  JPMCB                 $   37,000,000             1.7%              328,655            1.24x       71.2%       Industrial
  IXIS                  $   35,418,274             1.7%                  287            1.39x       66.3%         Hotel
  JPMCB                 $   29,600,000             1.4%              402,634            1.28x       80.0%         Retail
  NCCI                  $   28,000,000             1.3%                  424            1.31x       74.9%      Multifamily
  EHY                   $   27,500,000             1.3%              155,042            1.20x       68.9%         Office
----------------------------------------------------------------------------------------------------------------------------
TOP 5 TOTAL/WEIGHTED    $  700,800,000            32.7%                                 1.75x       61.6%
AVERAGE
TOP 10                  $  952,152,278            44.4%                                 1.78x       61.8%
TOTAL/WEIGHTED
AVERAGE
TOP 15                  $1,109,670,552            51.7%                                 1.71x       63.3%
TOTAL/WEIGHTED
AVERAGE
----------------------------------------------------------------------------------------------------------------------------

(1)   "JPMCB" = JPMorgan Chase Bank, N.A.; "NCCI" = Nomura Credit & Capital,
      Inc; "EHY" = Eurohypo AG, New York Branch; "PNC" = PNC Bank, National
      Association; "IXIS" = IXIS Real Estate Capital Inc.

                                    12 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                            PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     LOAN ID                        A-NOTE BALANCE AS OF                                       SPECIAL
      NO.        PROPERTY NAME        CUT-OFF DATE            TRANSACTION         SERVICER     SERVICER
---------------------------------------------------------------------------------------------------------

      6            CenterPoint II        $67,419,000        JPMCC 2006-LDP6        Midland       LNR
                                         $ 7,491,000        JPMCC 2006-FL1
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      LOAN GROUP 1 SHORT TERM LOAN SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      LOAN       LOAN                                              PROPERTY
     ID NO.      SELLER          LOAN NAME                           TYPE
--------------------------------------------------------------------------------
        3        JPMCB           The Gap Building                   Office
        6        JPMCB           CenterPoint II                   Industrial
       22        EHY             Osborn Manor/Hastings            Multifamily
                                 Terraces
       24        NCCI            Bristol Center                     Retail
       27        NCCI            Bridgeside Point Office            Office
                                 Building
       32        JPMCB           Sorrento Pines                   Industrial
       39        JPMCB           Gainey Suites Hotel                 Hotel
       41        JPMCB           Crow Canyon Center                 Office
       43        PNC             Hilton Garden Inn -- Tampa          Hotel
                                 North
       46        IXIS            1601 Belvedere, FL                 Office
       60        NCCI            Thermo Process Systems           Industrial
       65        EHY             Hawthorne Square                   Retail
                                 Shopping Center
       94        JPMCB           Tiburon Hospitality                 Hotel
      164        JPMCB           Beeman Design Center             Industrial
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                CUT-OFF
    LOAN          DATE          % OF      REMAINING     REM. IO    UW LTV       CUT-OFF
   ID NO.       BALANCE         IPB         TERM          TERM      DSCR         RATIO
-----------------------------------------------------------------------------------------

      3       $107,500,000      5.0%         81            81       1.91x        62.4%
      6       $ 67,419,000      3.1%         59            59       2.76x        46.5%
     22       $ 20,000,000      0.9%         59            59       1.20x        73.5%
     24       $ 18,600,000      0.9%         60            60       1.28x        72.4%
     27       $ 17,325,000      0.8%         59            59       2.47x        54.5%
     32       $ 15,200,000      0.7%         96            48       1.22x        76.6%
     39       $ 12,500,000      0.6%         84            84       2.96x        39.9%
     41       $ 12,000,000      0.6%         83            35       1.24x        75.0%
     43       $ 11,450,000      0.5%         60            N/A      1.48x        69.4%
     46       $ 10,700,000      0.5%         81            21       1.20x        69.0%
     60       $  8,201,000      0.4%         60            60       2.15x        58.6%
     65       $  7,600,000      0.4%         60            30       1.24x        69.7%
     94       $  5,500,000      0.3%         60            N/A      1.33x        56.7%
    164       $  1,342,000      0.1%         60            12       1.20x        78.9%
-----------------------------------------------------------------------------------------

                                    13 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

                     [4 PHOTOS OF CENTRO PORTFOLIO OMITTED]

                                    14 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTRO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $240,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $240,000,000
% OF POOL BY IPB:                       11.2%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER(1):                            Centro Watt Operating
                                        Partnership 5, LP
SPONSOR:                                Centro Watt America REIT V, Inc.
ORIGINATION DATE:                       02/01/06
INTEREST RATE:                          5.628000%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          02/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE(2):                Permitted Mezzanine Debt
LOAN PURPOSE:                           Acquisition

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                   INITIAL          MONTHLY
                                                   ---------------------------
TAXES:                                             $1,649,165         $371,021
INSURANCE:                                                 $0     Springing(3)
CAPEX:                                                     $0     Springing(4)
OTHER(5):                                                  $0           $5,833
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee(6)
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         2,558,521
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              96.6%
OCCUPANCY DATE:                         01/06/06
NUMBER OF TENANTS:                      234
HISTORICAL NOI:
     2004:                              $22,225,497
     2005:                              $22,021,530
UW REVENUES:                            $33,221,759
UW EXPENSES:                            $10,887,807
UW NOI:                                 $22,333,953
UW NET CASH FLOW:                       $20,127,256
APPRAISED VALUE:                        $364,520,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $94
CUT-OFF DATE LTV:                       65.8%
MATURITY DATE LTV:                      59.0%
UW DSCR:                                1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

                                  RATINGS                         % OF        BASE RENT                   LEASE
TENANT NAME                    MOODY'S/ S&P(7)    TOTAL SF      TOTAL SF         PSF       SALES PSF  EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------------------

WAL-MART                             Aa2/AA        204,288       8.0%           $ 5.67        NAV       2007 / 2013
K-MART                              Baa1/BB+       192,976       7.5%           $ 3.42        $138      2006 / 2016
KOHL'S                              A3/BBB+        174,240       6.8%           $ 9.09        NAV       2022 / 2024
HOME DEPOT                           Aa3/AA        130,909       5.1%           $ 5.55        $314         2010
GIANT FOODS SUPERMARKET             Ba1/BB+        112,945       4.4%           $11.07        NAV       2010 / 2021
-----------------------------------------------------------------------------------------------------------------------

(1)   Centro Watt Operating Partnership 5, LP, is the controlling entity for the
      11 separate special purpose borrowing entities representing the individual properties of the portfolio.

(2)   Mezzanine debt is permitted subject to the satisfaction of certain conditions, including but not limited to: (i) no event of default shall have occurred; (ii) loan-to-value for the properties subject to the lien does not exceed eighty percent (80%); and (iii) aggregate DSCR of the mortgage loan and the mezzanine loan for the properties subject to the lien is equal to or greater than the DSCR of the mortgage loan at origination.

(3)   Monthly escrows for insurance will be required if there is an event of default. Monthly amount will equal 1/12th the amount the lender estimates will be payable during the ensuing twelve months.

(4)   Upon the occurrence of an event of default or if NOI is less than $20.1 million the borrower is required to reserve $38,694 monthly to a CapEx reserve.

(5)   Lender will collect $70,000 annually for the term of the mortgage loan to cover environmental cost associated with the Stratford Square property.

(6)   Includes Valley Fair with a fee/leasehold interest.

(7)   Ratings are provided for the parent company of the entity in the "Tenant
      Name" field whether or not the parent company guarantees the lease.

                                    15 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            YEAR       SQUARE
PROPERTY NAME                      LOCATION                 BUILT       FEET
--------------------------------------------------------------------------------
BETHLEHEM SQUARE                   Bethlehem, PA            1986       386,820
MARLTON CROSSING II                Marlton, NJ              1986       157,228
BARN PLAZA                         Doylestown, PA           1987       237,688
FOX RUN SHOPPING CENTER            Prince Frederick, MD     1991       293,423
OCEAN HEIGHTS PLAZA(1)             Somers Point, NJ         1986       150,494
GROTON SQUARE                      Groton, CT               1987       199,602
WHITEHALL SQUARE                   Whitehall, PA            1993       315,035
BRISTOL COMMERCE PARK              Bristol, PA              1993       278,378
STRATFORD SQUARE                   Stratford, CT            1984       161,539
VALLEY FAIR                        Berwyn, PA               1980       110,299
COLLEGETOWN SHOPPING CENTER        Glassboro, NJ            1966       251,015
VILLAGE SQUARE                     Mamaroneck, NY           1998        17,000
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                               2,558,521
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          ALLOCATED LOAN
PROPERTY NAME                              OCCUPANCY %                    LEAD TENANTS                        AMOUNT
--------------------------------------------------------------------------------------------------------------------------

BETHLEHEM SQUARE                             100.0%                Wal-Mart, T.J. Maxx, Home              $  31,432,000
                                                                   Depot, Giant

MARLTON CROSSING II                           96.3%                T.J. Maxx, DSW Shoe                    $  26,304,000
                                                                   Warehouse

BARN PLAZA                                   100.0%                Kohls, Marshalls, Regal Cinema         $  26,134,000

FOX RUN SHOPPING CENTER                       99.8%                K-Mart, Giant, Peebles, Home           $  25,514,000
                                                                   Front Furnishing, Inc

OCEAN HEIGHTS PLAZA(1)                        81.0%                Staples, Shoprite, Pier 1              $  24,215,000

GROTON SQUARE                                100.0%                Kohl's, Stop & Shop, Fashion           $  23,413,000
                                                                   Bug

WHITEHALL SQUARE                              95.1%                Raymour & Flanigan, Redner's           $  23,119,000
                                                                   Warehouse Market

BRISTOL COMMERCE PARK                         87.5%                Wal-Mart, Super Fresh Food,            $  17,076,000
                                                                   Fashion Bug

STRATFORD SQUARE                             100.0%                Marshalls, Regal Cinemas, Bally        $  14,379,000
                                                                   Total Fitness

VALLEY FAIR                                  100.0%                Oskar Huber Furniture, Tuesday         $  13,808,000
                                                                   Morning

COLLEGETOWN SHOPPING CENTER                   99.2%                K-Mart, Acme Market, Staples,          $  11,224,000
                                                                   Pep Boys

VILLAGE SQUARE                               100.0%                Trader Joes                            $   3,382,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        96.6%                                                       $ 240,000,000
--------------------------------------------------------------------------------------------------------------------------

(1)   An additional 28,114 square feet of retail space are currently under development at the property, and tenants are expected to take occupancy by
      Summer 2006.

--------------------------------------------------------------------------------
THE LOAN. The Centro Portfolio loan is secured by a fee interest in 12 anchored retail-centers consisting of approximately 2,558,521 square feet located in
Pennsylvania, New Jersey, Connecticut, Maryland and New York.

THE BORROWER. The borrowing entity is Centro Watt Operating Partnership 5, LP, which controls 11 separate special purpose entities representing the individual properties. The sponsor of the borrower for the Centro Portfolio is Centro Watt,
America REIT V, Inc., a joint venture between Watt Commercial Properties and
Centro Properties Group. Headquartered in Santa Monica, CA, Centro Watt is a
national real estate company focused on the acquisition and management of open-air retail centers throughout the U.S. Centro Watt currently owns and manages a portfolio of more than 17 million square feet of neighborhood and community retail centers. Centro Properties Group ("Centro") is an Australian retail property investment and services organization (covering property, development and funds management services). Centro is one of the largest
ASX-listed property groups in Australia based on market capitalization with a total market capitalization of $3.95 billion and has ownership interests in over
$4.3 billion of property. Centro controls a property and funds management business with over $2.0 billion of external assets under management. Centro has an interest in 136 retail properties which is diversified between Australian
States and the United States.

THE PROPERTIES. Centro Portfolio is a portfolio of 12 anchored retail-centers consisting of approximately 2,558,521 square feet located in Pennsylvania, New
Jersey, Connecticut, Maryland and New York. The historical occupancy for the portfolio for year end 2004, 2003, 2002 were 96.3%, 94.7% and 89.9%, respectively. Five properties comprising more than approximately 51.9% of the net rentable area are located in Pennsylvania and three centers comprising approximately 21.8% of the net rentable area are located in the state of New
Jersey. The remaining four centers are located in Connecticut, Maryland and New
York. The centers were built between 1980 and 1998 with the exception of
Collegetown Shopping Center, which was built in 1966. The portfolio is approximately 96.6% leased to 234 local, regional, and national tenants, several of which have investment grade ratings. The portfolio is anchored by tenants including Wal-Mart, K-Mart, Kohl's, Home Depot and Giants Food Supermarket which collectively comprise 815,358 square feet (approximately 31.8% of the total rentable area). Other nationally recognized tenants within the portfolio include
The Sports Authority, Regal Cinemas, Radioshack, ACME Market, and Staples. The
average annual rent per square foot for the portfolio for year end 2005, 2004 and 2003 was $12.39, $11.77 and $11.21, respectively.

Approximately 28,114 square feet of the Ocean Heights property is currently under construction. The construction is scheduled to be completed in spring
2006. A reserve guaranty for the Ocean Heights property was taken for the remaining construction costs. The remaining construction costs for the property are estimated at $2.6 million.

RELEASE. Provided that no event of default exists, individual properties may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to: (i) the principal balance of the defeased note equals or exceeds the release amount for the applicable individual property; and (ii) the DSCR subsequent to the release of the individual property is to or greater than the greater of (a) the origination date DSCR and (b) the
DSCR for all of the then remaining properties. The release amount is equal to
115% of the allocated loan amount for all properties except Ocean Heights and
Bristol Park which have a release amount of 105% of the allocated loan.
--------------------------------------------------------------------------------

                                    16 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting its interest in other properties as collateral subject to the satisfaction of certain conditions, including, but not limited to: (i) in no event does the aggregate appraised values of all substituted properties exceed thirty-five percent (35%) of the original value of the properties based on the appraisals delivered to lender in connection with the closing of the loan; (ii) the fair market value of the substitute property is not less than one hundred percent (100%) of the greater of (a) the fair market value of the substituted property as of origination and (b) the fair market value of the substituted property as of the date immediately preceding substitution; and
(iii) the net operating income for the substitute property is greater than one hundred percent (100%) of the net operating income for the substituted property.

THE MARKETS(1).

PHILADELPHIA MSA (4 PROPERTIES)

Four of the portfolio assets comprising approximately 35.8% of the net rentable area are located in or around the greater Philadelphia "MSA". The Philadelphia
MSA, itself, encompasses over 3,500 square miles through the counties immediately surrounding the city in both Pennsylvania and New Jersey. This greater metropolitan area is part of a larger economic and geographic entity known as the Delaware Valley, which extends from Trenton, New Jersey at the north to Wilmington, Delaware at the south. According to the federal census, the
Philadelphia MSA has the fourth largest population in the nation after Los
Angeles, New York, and Chicago. The currently reported population of just over
5.1 million represents an increase of about 3.6 percent since 1990. Based on the
2004 Sales and Marketing Management report 2003 Philadelphia MSA retail sales were $79.8 million and 2004 median household income for the region was $54,902.
As of year end 2004, the Philadelphia MSA contained 58.4 million square feet of retail space, average rent of $18.29 per square foot and average occupancy of
91.8%. Comparable neighborhood and community centers in the Philadelphia MSA range in size from approximately 67,215 square feet to approximately 125,952 square feet with base rents of $8 to $20 per square foot.

ALLENTOWN-BETHLEHEM-EASTON MSA (2 PROPERTIES)

Two assets comprising approximately 27.4% of the net rentable area, Bethlehem
Square and Whitehall Square, are located within the Allentown-Bethlehem-Easton
MSA. This area along with Carbon County is collectively known as the Lehigh
Valley and has a population of approximately 638,000 according to the most recent federal census. The 2005 median effective household buying income or disposable income after federal, state, and local taxes in the Lehigh Valley is currently estimated to be $41,191 for an effective buying income of approximately $12.7 billion. Lehigh Valley had $8.1 billion in retail sales in
2003. As of year end 2004, the Lehigh Valley region had an average rent of
$13.09 per square foot and an average occupancy of 93.2%. Comparable neighborhood and community centers in the Allentown MSA range in size from approximately 75,206 square feet to approximately 640,773 square feet with net operating income ranging from $7.70 per square feet to $16.15 per square feet.

The remaining 6 properties are spread across 5 states, none of which share similar or neighboring markets.

PROPERTY MANAGEMENT. The portfolio is managed by Centro Watt Management Joint
Venture 2, LP.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Centro Portfolio appraisals dated between January 1, 2006 and January 31, 2006.

------------------------------------------------------------------------------------------------
                                    LEASE ROLLOVER SCHEDULE

                      NUMBER OF
                       LEASES             SQUARE FEET           % OF NRA           BASE RENT
YEAR                  EXPIRING             EXPIRING             EXPIRING           EXPIRING
------------------------------------------------------------------------------------------------

VACANT                  NAP                     87,076             3.4%                 NAP
2006 & MTM              35                     248,286              9.7             $1,857,337
2007                    35                     233,478              9.1              2,384,292
2008                    36                     192,266              7.5              2,443,116
2009                    33                     269,009             10.5              2,575,162
2010                    38                     363,837             14.2              3,972,147
2011                    14                     209,103              8.2              2,696,611
2012                     5                      94,465              3.7                621,047
2013                     7                     137,023              5.4                907,343
2014                     9                      79,089              3.1              1,063,383
2015                     7                      33,536              1.3                394,009
2016                     2                      92,439              3.6                507,038
AFTER                   13                     518,914             20.3              5,954,716
------------------------------------------------------------------------------------------------
TOTAL                  234                   2,558,521           100.0%            $25,376,202
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      CUMULATIVE                                                   CUMULATIVE %
                   % OF BASE            SQUARE            CUMULATIVE %       CUMULATIVE BASE       OF BASE RENT
YEAR             RENT EXPIRING       FEET EXPIRING       OF NRA EXPIRING      RENT EXPIRING          EXPIRING
------------------------------------------------------------------------------------------------------------------

VACANT                 NAP                 87,076                  3.4%              NAP                NAP
2006 & MTM            7.3%                335,362                 13.1%            $1,857,337            7.3%
2007                   9.4                568,840                 22.2%            $4,241,629           16.7%
2008                   9.6                761,106                 29.7%            $6,684,745           26.3%
2009                  10.1              1,030,115                 40.3%            $9,259,908           36.5%
2010                  15.7              1,393,952                 54.5%           $13,232,055           52.1%
2011                  10.6              1,603,055                 62.7%           $15,928,666           62.8%
2012                   2.4              1,697,520                 66.3%           $16,549,713           65.2%
2013                   3.6              1,834,543                 71.7%           $17,457,056           68.8%
2014                   4.2              1,913,632                 74.8%           $18,520,439           73.0%
2015                   1.6              1,947,168                 76.1%           $18,914,448           74.5%
2016                   2.0              2,039,607                 79.7%           $19,421,486           76.5%
AFTER                 23.5              2,558,521                100.0%           $25,376,202          100.0%
------------------------------------------------------------------------------------------------------------------
TOTAL               100.0%
------------------------------------------------------------------------------------------------------------------

                                    17 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        SIGNIFICANT TENANTS ROLLING IN 2010

                                                                                      % OF 2010      PROPERTY RENT
                                                       SQUARE FEET     ANNUAL BASE    BASE RENT      PSF/MARKET
PROPERTY NAME                     TENANT                EXPIRING          RENT       EXPIRING(1)     RENT PSF(2)
--------------------------------------------------------------------------------------------------------------------

BETHLEHEM SQUARE                HOME DEPOT              130,909           $726,000       18.3%      $ 5.55 / $ 6.87
BETHLEHEM SQUARE                GIANT                    56,806           $656,109       16.5%      $11.55 / $12.47
VALLEY FAIR                     CHUCK E. CHEESE          15,000           $255,750        6.4%      $17.05 / $14.19
MARLTON CROSSING II             CHAMPPS AMERICANA        10,000           $247,200        6.2%      $24.72 / $19.48
STRATFORD SQUARE                MARSHALLS                33,000           $225,450        5.7%      $ 6.83 / $ 6.99
--------------------------------------------------------------------------------------------------------------------
TOTAL                                                   245,715         $2,110,509       53.1%
--------------------------------------------------------------------------------------------------------------------
2010 TOTAL BASE RENT:                                                   $3,972,147
--------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2010.

(2)   Based on certain information obtained from the appraisal.

                                    18 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF CENTRO PORTFOLIO OMITTED]

                                    19 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

                   [2 SITE PLANS OF CENTRO PORTFOLIO OMITTED]

                                    20 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

                   [3 SITE PLANS OF CENTRO PORTFOLIO OMITTED]

                                    21 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

                     [3 PHOTOS OF SMITH HAVEN MALL OMITTED]

                                    22 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $180,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $180,000,000
SHADOW RATING (MOODY'S/S&P):            Aa2/AAA
% OF POOL BY IPB:                       8.4%
LOAN SELLER:                            Nomura Credit & Capital, Inc.
BORROWER:                               Mall at Smith Haven, LLC
SPONSOR:                                Mall at Smith Haven, LLC
ORIGINATION DATE:                       03/01/06
INTEREST RATE:                          5.157000%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          03/01/16
AMORTIZATION TYPE:                      Interest-Only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),D(85),O(11)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                          -------------------
TAXES:                                                      $0          $0
INSURANCE:                                                  $0          $0
CAPEX:                                                      $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         558,990
LOCATION:                               Lake Grove, NY
YEAR BUILT/RENOVATED:                   1969/1986
OCCUPANCY:                              89.1%
OCCUPANCY DATE:                         01/11/06
NUMBER OF TENANTS:                      133
HISTORICAL NOI:
     2004:                              $24,957,429
     2005:                              $25,045,233
AVERAGE IN-LINE SALES/SF(1):            $533
OCCUPANCY COST:                         15.1%
UW REVENUES:                            $40,848,026
UW EXPENSES:                            $13,168,957
UW NOI:                                 $27,679,069
UW NET CASH FLOW:                       $26,895,401
APPRAISED VALUE:                        $442,000,000
APPRAISAL DATE:                         02/08/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $322
CUT-OFF DATE LTV:                       40.7%
MATURITY DATE LTV:                      40.7%
UW DSCR:                                2.86x
--------------------------------------------------------------------------------

(1)   Sales per square foot figures are based on year ended December 2005.

                                    23 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY

                       RATINGS                                  ANNUAL BASE     ANNUAL BASE                   LEASE EXPIRATION
TENANT NAME          MOODY'S/S&P(1)  TOTAL SF   % OF TOTAL SF       RENT          RENT PSF      SALES PSF(2)        YEAR
--------------------------------------------------------------------------------------------------------------------------------

ANCHOR'S

J.C. PENNEY            Baa3/BB+       91,011       16.3%          $741,536         $8.15        $221.74           2012
MACYS                  Baa1/BBB      324,829        N/A              N/A            N/A            N/A        ANCHOR OWNED
SEARS                    Ba1/BB+     213,298        N/A              N/A            N/A            N/A        ANCHOR OWNED
                                     -------------------------------------
SUBTOTAL                             629,138       16.3%          $741,536

TOP 10 TENANTS
H & M                                 37,145        6.6%        $1,671,897        $45.01        $159.00          2016
FOREVER 21                            17,592         3.1           404,616        $23.00        $279.33          2013
EXPRESS/EXPRESS MEN    Baa2/BBB       13,854         2.5           495,419        $35.76        $363.36          2013
ABERCROMBIE & FITCH                   13,626         2.4           408,780        $30.00        $863.57          2013
NEW YORK & COMPANY                    12,284         2.2           146,110        $11.89        $474.44          2009
THE GAP               Baa3/BBB--       8,927         1.6           339,228        $38.00        $423.99          2007
T.G.I. FRIDAYS                         8,517         1.5           204,408        $24.00        $404.13          2009
HOLLISTER                              7,925         1.4           412,100        $52.00            N/A          2017
BANANA REPUBLIC       Baa3/BBB--       7,920         1.4           356,400        $45.00        $464.65          2008
VICTORIA'S SECRET      Baa2/BBB        7,552         1.4           415,360        $55.00        $923.07          2006
                                     -------------------------------------
SUBTOTAL                             135,342       24.2%        $4,854,318

INLINE

0 TO 7,551 SF                        271,736       48.6%       $15,026,705        $55.30
                                     ---------------------------------------------------
VACANT SQUARE FEET:                   60,901       10.9%          N/A
TOTAL OWNED NRA:                     558,990                   $20,622,559
TOTAL CENTER NRA:                  1,097,117                   $20,622,559
--------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Sales per square foot figures are based on year ended December 2005.

                                    24 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Smith Haven Mall Loan is secured by a first mortgage fee interest in a regional mall comprised of approximately 558,990 square feet located in
Lake Grove, New York. The overall center is 89.1% occupied. The greater center consists of approximately 1,097,117 square feet situated on a 97.4-acre parcel of land. The mortgage loan is structured with a ten-year term and is interest only. The mortgage loan represents 40.7% of the property's as-is appraised value of $442,000,000 and is shadow rated "AAA" by S&P and "Aa2" by Moody's.

THE BORROWER. The sponsor of the borrower is a joint venture partnership between
Simon Property Group, L.P. ("Simon"), a Delaware limited liability company (25%
Operating Member) and Champion Investment Company, Inc. ("Champion"), a Delaware
corporation (75% member). Headquartered in Indianapolis, Indiana, Simon Property
Group is the largest publicly traded Real Estate Investment Trust (REIT) in
North America and the country's largest owner, developer and manager of high quality retail real estate. Simon operates from four major platforms -- regional malls, Premium Outlet (Registered Trademark) centers, community/lifestyle centers and international shopping centers. Simon owns or has an interest in approximately 300 properties in the U.S. comprising more than 200 million square feet of NRA in 40 states plus Puerto Rico. Simon also has an interest in more than 50 European shopping centers in France, Italy and Poland; five Premium
Outlet centers in Japan; and one Premium Outlet center in Mexico. Simon Property
Group, L.P., the operating partnership, has a current rating of Baa2/BBB+
(Moody's/S&P). Simon is a NYSE listed company and a member of the S&P 500 index
(NYSE: SPG). Champion Investment Company, Inc. is a Delaware LLC whose interests are managed by RREEF, the global real estate and infrastructure investment business of Deutsche Bank Asset Management. Champion is 100% owned by Real
Estate Operation, Inc., a substantial international investor.

PARTIAL RELEASES. The borrower may release one or more parcels from the lien of the mortgage without obtaining approval, subject to the satisfaction of certain conditions in the related mortgage loan documents, which in some cases require the addition of new parcels to the lien of the mortgage. These parcels have been excluded from the appraisal and underwriting.

Additionally, the borrower may without obtaining approval: i) make transfers of immaterial or non-income producing portions of the property to any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the property for dedication or public use ii) make transfers of non-income producing portions of the property to certain third parties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the property and iii) dedicate portions of the property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it shall be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance shall materially impair the utility or operation of the property and no transfer, conveyance or other encumbrance shall materially adversely affect the value of the property, taken as a whole.

THE PROPERTY. Smith Haven Mall is a dominant super-regional shopping center located in Lake Grove, Long Island, New York in Central Suffolk County. The
single-story enclosed mall is anchored by Macy's, Sears and J.C. Penney. Built in 1969 and renovated in 1986, the center has a general x-shaped configuration.
Sears anchors the north end of the center and owns their store. Macy's anchors the east end of the center and owns their store. J.C. Penney is located along the west side of the southern leg of the center and can be accessed from either of the main concourses. The food court is located at the terminous of the southern leg of the center. A former Stern's store was located at the terminus of the west leg of the center. This store was recently razed and is anticipated to be replaced with an open-air lifestyle component anchored by Dick's Sporting
Goods.

Smith Haven Mall is scheduled to undergo a $24.6 million renovation in 2006, in addition to an approximate 175,000 square foot expansion scheduled for completion by Fall 2006. The expansion is planned to take the form of an outdoor lifestyle center, anchored by Dick's Sporting Goods, The Cheesecake Factory and
Barnes & Noble, as well as the addition of Macy's Furniture Gallery. Although the lifestyle center should complement the existing mall, it is not included as additional security for the loan.

SIGNIFICANT TENANTS. Smith Haven Mall is the dominant shopping center in its trade area and is home to a large selection of more than 140 traditional and specialty retailers. In addition to three department stores, notable national retailers include Abercrombie & Fitch, Banana Republic, Coach, J. Crew, The Gap,
Swarovski, Williams-Sonoma, The Children's Place, The Sharper Image and Godiva
Chocolatier. Major Tenants include H&M, Forever 21, Express and New York &
Company. The mall also features a large food court featuring Panda Express,
Great Steak & Potato Co., Wendy's, Sarku Japan, Sbarro, Taco Bell, Nathan's,
Bourbon Street Cafe and Auntie Anne's. Full service restaurants include T.G.I.
Friday's, Ben's Kosher Deli Restaurant and Ruby Tuesday. New tenants scheduled to open in 2006 include Starbucks, Hollister, Bebe, After Hours and Solstice.
Historically in line sales at the center have been trending upward with sales per square foot of $507 in 2003, $525 in 2004, and $533 in 2005.

Smith Haven Mall is anchored by J.C. Penney (91,011 square feet), Macy's
(324,829 square feet) and Sears (213,298 square feet). Macy's and Sears own their respective buildings and underlying land and are excluded from the collateral of the Loan. J.C. Penney has a lease through March 2012 with three, five-year options. J.C. Penney reported sales of $20.2 million ($222 per square foot) as of 12/31/05 and sales per square foot have been trending upward with
$184 in 2003 and $202 in 2004. Macy's and Sears are not required to report sales.
--------------------------------------------------------------------------------

                                    25 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MARKET(1). Smith Haven Mall can be defined as one of the principal retail destination centers for an area that encompasses much of the central portion of
Long Island. Access to the area is provided via several east/west arteries including Middle Country Road (Route 25), Route 347, Portion Road and Long
Island's primary commercial thoroughfare, the Long Island Expressway. Major north/south roadways include Nichols Road, Hawkins Road, and Holbrook Road. The intersection of Middle Country Road and Moriches Road, by virtue of its location and its retail infrastructure, is one of the primary retail locations in this area of central Suffolk County.The Nassau-Suffolk economy is improving at a steady, consistent rate, after having come through the last business cycle in better shape than most metro areas in the region. Employment growth in 2005 was about 1.3% over 2004 levels. Expansion in the Nassau-Suffolk economy has spread to most sectors, led by strong gains in education/health and professional services.

Smith Haven Mall is located in the suburb of Lake Grove, Long Island, New York within the Nassau -- Suffolk MSA. The mall's trade area boasts household income levels that are well above state and national levels, a median home value significantly above the state average and an unemployment rate below the state's average. As of 2004, there were 222,903 people within a five mile radius with an average household income of $95,898; and 707,766 people within a ten mile radius with an average household income of $91,191.

The property is located in the Long Island Macro-Market. Retail vacancy has been generally stable in the past few years, showing only minor fluctuations. Coupled with modest rent growth, the current retail market is considered balanced between supply and demand. The overall vacancy rate is estimated to be 3.5% as of fourth quarter 2005, which represents a decrease from a high mark of 5.6%
reported in 2001. The effective rental rate is $23.98 per square foot. Rental rates are projected to increase an average of 3.2% next year.

The property is located in the Smithtown submarket. New construction is almost non existent, with only 128,000 square feet added to the overall submarket inventory over the past 5 years. The overall vacancy rate within the submarket has historically been below the vacancy rate for the entire market totaling 3.1%
for the 4th Quarter 2005. Mirroring the metropolitan trends, rental rates have increased during this period at rates matching inflation.

PROPERTY MANAGEMENT. The manager for the Smith Haven Mall is Simon Management
Associates, LLC., an affiliated entity of Simon Property Group, Inc.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Smith Haven Mall appraisal dated
      February 8, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

             NUMBER       SQUARE      % OF                   % OF BASE   CUMULATIVE    CUMULATIVE %    CUMULATIVE      CUMULATIVE %
            OF LEASES      FEET        NRA      BASE RENT      RENT      SQUARE FEET      OF NRA        BASE RENT      OF BASE RENT
YEAR        EXPIRING     EXPIRING   EXPIRING     EXPIRING    EXPIRINAG    EXPIRING       EXPIRING       EXPIRING         EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant            NAP      60,901       10.9%           NAP       NAP         60,901         10.9%            NAP               NAP
2006 & MTM         13      12,651        2.3    $   779,218      3.8%         73,552         13.2%    $   779,218              3.8%
2007               18      31,376        5.6      2,127,298      10.3        104,928         18.8%    $ 2,906,516             14.1%
2008                6      25,793        4.6      1,168,834       5.7        130,721         23.4%    $ 4,075,350             19.8%
2009               20      64,451       11.5      2,373,466      11.5        195,172         34.9%    $ 6,448,816             31.3%
2010               11      20,310        3.6      1,822,731       8.8        215,482         38.5%    $ 8,271,548             40.1%
2011                7      20,414        3.7      1,111,810       5.4        235,896         42.2%    $ 9,383,358             45.5%
2012               13     130,153       23.3      2,617,146      12.7        366,049         65.5%    $12,000,504             58.2%
2013               11      57,530       10.3      2,030,405       9.8        423,579         75.8%    $14,030,909             68.0%
2014               13      15,489        2.8      1,171,540       5.7        439,068         78.5%    $15,202,449             73.7%
2015               10      26,523        4.7      1,213,242       5.9        465,591         83.3%    $16,415,691             79.6%
2016                8      52,825        9.5      2,366,866      11.5        518,416         92.7%    $18,782,556             91.1%
After               8      40,574        7.3      1,840,003       8.9        558,990        100.0%    $20,622,559            100.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             138     558,990      100.0%   $20,622,559     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    26 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF SMITH HAVEN MALL OMITTED]

                                    27 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                SMITH HAVEN MALL
--------------------------------------------------------------------------------

                     [SITE PLAN OF SMITH HAVEN MALL OMITTED]

                                    28 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    29 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE GAP BUILDING
--------------------------------------------------------------------------------

                     [2 PHOTOS OF THE GAP BUILDING OMITTED]

                                    30 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE GAP BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $107,500,000
CUT-OFF DATE PRINCIPAL BALANCE:         $107,500,000
% OF POOL BY IPB:                       5.0%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               550 Terry Francois Blvd., L.L.C.
SPONSOR:                                Tishman Speyer
ORIGINATION DATE:                       11/10/05
INTEREST RATE:                          5.494000%
INTEREST-ONLY PERIOD:                   84 months
MATURITY DATE:                          12/01/12
AMORTIZATION TYPE:                      Interest-Only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(54),O(3)
CROSS-COLLATERALIZATION:                No
LOCK BOX(1):                            Cash Management Agreement
ADDITIONAL DEBT:                        Yes
ADDITIONAL DEBT TYPE(2):                Revolving Line of Credit, Mezzanine
                                        Debt
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                       INITIAL        MONTHLY
                                                      --------------------------
TAXES:                                                     $0            $0
INSURANCE:                                                 $0            $0
CAPEX:                                                     $0            $0
TI/LC(3):                                          $9,512,886            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         282,773
LOCATION:                               San Francisco, CA
YEAR BUILT:                             2002
OCCUPANCY:                              100.0%(4)
OCCUPANCY DATE:                         11/01/05
NUMBER OF TENANTS:                      1
HISTORICAL NOI:                         N/A(5)
UW REVENUES:                            $16,999,836
UW EXPENSES:                            $5,514,116
UW NOI:                                 $11,485,721
UW NET CASH FLOW:                       $11,429,166
APPRAISED VALUE:                        $172,300,000
APPRAISAL DATE:                         10/24/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $380
CUT-OFF DATE LTV:                       62.4%
MATURITY DATE LTV:                      62.4%
UW DSCR:                                1.91x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TENANT NAME        MOODY'S/ S&P(6)   SQUARE FEET   % OF NRA    BASE RENT PSF   LEASE EXPIRATION YEAR
----------------------------------------------------------------------------------------------------

THE GAP, INC.        Baa3/BBB-       282,773        100.0%       $51.76                 2017
----------------------------------------------------------------------------------------------------

(1)   The loan is structured with a cash management agreement which triggers if
      (a) Gap, Inc. hasn't taken possession of and isn't operating in more than
      50% of the building by June 30, 2007 (b) The Gap, Inc.'s long-term rating falls below "BB" by S&P and/or "Ba2" by Moody's, or (c) there's an event of default. If the trigger is because of (a) or (b), then 25% of excess cash flow is swept into an escrow account. If both (a) or (b) are simultaneously occurring, or if (b) occurs during the final year of the loan term, then 100% of excess cash flow is swept into an escrow account.

(2)   In connection with certain corporate-level debt incurred by a subsidiary of the sponsor of the borrower, there is a pledge of this subsidiary's equity interest in an entity that wholly owns The Gap Building borrower.
      In the event that there is a default under such corporate-level loan, the indirect equity interest in the Borrower could be foreclosed upon. The corporate-level loan was made prior to the origination of The Gap Building loan and the cash flow from The Gap Building property was not underwritten as being necessary to service the corporate-level loan. The amount outstanding on the line of credit was $47,000,000 as of March 15, 2006.

(3)   Tishman Speyer is obligated to spend $9,512,886 in the form of a tenant improvement allowance to Gap, prior to the tenant moving into the building. The borrower may post this reserve in the form of cash, LOC, or guaranty.

(4)   The tenant, The Gap, Inc., is paying rent but is not yet in occupancy of the premises.

(5)   Historical NOI is not available as Tishman acquired the property from the developing entity in 2005.

(6)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    31 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE GAP BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Gap Building mortgage loan is secured by a fee interest in a
282,773 square foot Class A office building located in San Francisco,
California.

THE BORROWER. The borrowing entity, 550 Terry Francois Blvd., L.L.C., is a special purpose entity controlled by Tishman Speyer ("Tishman"). Tishman, formed in 1978, is one of the leading owners, developers, fund managers and operators of Class A real estate , with a property portfolio totaling more than 74 million square feet in major metropolitan areas across the United States, Europe, Latin
America and Asia. Tishman has acquired, built or developed more than 131 properties which represents over $20 billion in total value.

THE PROPERTY. The Gap Building, built in 2002, is a 6-story Class A office building containing 282,773 square feet located in the Mission Bay neighborhood of San Francisco, California. The property is 100.0% leased to The Gap, Inc.
("Gap"). Gap signed a 15-year lease in 2002, but will not take occupancy until
November of 2006, as the building is still undergoing interior fit-out. Gap has announced that 1,000 employees will relocate to the property in the fall of 2006 and that Old Navy, a subsidiary of Gap, plans to move its 130-person product development team from New York to this San Francisco location.

Founded in 1969, Gap is a global specialty retailer whose stores sell casual apparel for men, women, and children under brands marketed under the Gap,
GapKids BabyGap, Banana Republic and Old Navy names. As of August 25, 2005, Gap operated 3,050 stores in the United States, Canada, the United Kingdom, France,
and Japan. As of January 5th, 2005, Gap had full year revenues and net income of
$16.27 billion and $1.15 billion, respectively. Gap's first thirty-nine weeks of
2005 sales were $11.2 billion. Gap has a current market capitalization of approximately $15.9 billion and approximately 152,000 full time employees.

The property is situated along San Francisco's southeastern waterfront and is located across the street from the Third Street Light Rail within Mission Bay.
It is adjacent to the 43-acre University of California at San Francisco's (UCSF)
Mission Bay life science campus and is in close proximity to many transportation networks including: the CalTrain, N Judah rail, Muni bus lines, Interstate 80 and Interstate 280, Highway 101, ferry service and BART stations. Mission Bay has been sold to developers like Alexandria over the last decade and is currently undergoing a 300-acre redevelopment project. At full build-out, which is expected over the next five to seven years, the market will contain approximately 5 million square feet of corporate offices and research facilities-including UCSF's 2.6 million square foot Research Campus, 6,000 residential units, and 750,000 square feet of retail space.

The mortgage loan is structured with a cash management agreement. The cash sweep trigger will occur if (a) Gap has not taken possession of and isn't operating in more than 50% of the building by June 30, 2007 (b) Gap's long-term rating falls below "BB" by S&P and/or "Ba2" by Moody's, or (c) there's an event of default.
If the trigger is because of (a) or (b), then 25% of excess cash flow is swept into an escrow account. If both (a) or (b) are simultaneously occurring, or if
(b) occurs during the final year of the loan term, then 100% of excess cash flow is swept into an escrow account.

THE MARKET(1). The Gap Building is located in the San Francisco regional office market. The regional market is comprised of 80.9 million square feet of office space and 44.6 million square feet of Class A office space. The property is located in Mission Bay which is part of the SOMA South submarket.

Net absorption of Class A office space turned positive in 2004 and has continued
into 2005. As of September 30, 2005, net absorption of Class A office space was
1.4 million square feet. The positive net absorption decreased direct vacancy from 17.2% to 13.5% in the San Francisco region over the first three quarters of
2005. New construction remains minimal in the region and market rent has been increasing since mid-2004. Average rents at comparable properties range from
$31.00 to $46.00 per square foot. Market rent at the property is approximately
$35.00 per square foot on a gross basis.

PROPERTY MANAGEMENT. The property is managed by Tishman Speyer Properties, L.P., an affiliate of the sponsor.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from The Gap Building appraisal dated
      October 24, 2005.

                                    32 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE GAP BUILDING
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF THE GAP BUILDING OMITTED]

                                    33 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

                        [5 PHOTOS OF VALLEY MALL OMITTED]

                                    34 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $90,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $90,000,000
% OF POOL BY IPB:                       4.2%
LOAN SELLER:                            Eurohypo AG, New York Branch
BORROWER:                               PR Hagerstown LLC and PR Valley
                                        Limited Partnership(1)
SPONSOR:                                PREIT Associates LP
ORIGINATION DATE:                       02/13/06
INTEREST RATE:                          5.494900%
INTEREST-ONLY PERIOD:                   24 months
MATURITY DATE:                          03/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(95),O(1)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                          INITIAL                 MONTHLY
                                        ----------------------------------------

TAXES:                                       $490,958              $61,370
INSURANCE:                                    $40,000               $6,667
CAPEX:                                             $0               $8,241
OTHER(2):                                  $1,900,000                   $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         659,310
LOCATION:                               Hagerstown, MD
YEAR BUILT/RENOVATED:                   1974/2000
OCCUPANCY:                              98.8%
OCCUPANCY DATE:                         11/30/05
NUMBER OF TENANTS:                      104

HISTORICAL NOI:
    2003:                               $7,556,238
    2004:                               $7,740,566
    TTM AS OF 11/30/05:                 $8,194,219

AVERAGE IN-LINE SALES/SF:               $339(3)
OCCUPANCY COST:                         9.2%(3)
UW REVENUES:                            $13,977,724
UW EXPENSES:                            $5,777,815
UW NOI:                                 $8,199,909
UW NET CASH FLOW:                       $7,674,113
APPRAISED VALUE:                        $120,000,000
APPRAISAL DATE:                         01/04/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                   $137
CUT-OFF DATE LTV:                       75.0%
MATURITY DATE LTV:                      65.7%
UW DSCR:                                1.25x

--------------------------------------------------------------------------------

(1)   The mortgage loan was structured as an indemnity deed of trust. PR Valley
      Limited Partnership, the fee owner of the property, granted a lien in favor of the lender under an indemnity deed of trust.

(2)   A $1,900,000 letter of credit was posted as additional collateral for the mortgage loan, which is associated with a pending lease with Olive Garden.
      Olive Garden will occupy space presently occupied by Firestone, which will relocate to a to-be-built, 7,653 square foot building on a pad site. The letter of credit will not be released until both Olive Garden and
      Firestone are in occupancy, open for business, paying rent, and have delivered estoppels acceptable to the lender. In addition, the borrower is required to post an additional $1,260,000 letter of credit in the event income associated with these tenant relocations temporarily ceases, to be released once Firestone is paying full rent and has delivered an estoppel acceptable to the lender.

(3)   Sales PSF and occupancy cost are based on comparable tenants occupying less than 10,000 square feet for the trailing twelve month period ending
      October 2005.

                                    35 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY

                                      RATINGS                    % OF       ANNUAL     ANNUAL BASE                  LEASE EXPIRATION
TENANT NAME                       (MOODY'S/S&P)(1)  TOTAL SF   TOTAL SF   BASE RENT     RENT PSF      SALES PSF           YEAR
------------------------------------------------------------------------------------------------------------------------------------

ANCHORS
J.C. PENNEY                           Baa3/BB+       171,254      19.0%     $388,139         $2.27           $127         2009
SEARS (NOT PART OF COLLATERAL)        Ba1/BB+        123,400      13.7             0         $0.00   ANCHOR OWNED
BON TON                                B2/B+         123,094      13.6       516,995         $4.20           $119         2014
HECHT'S (NOT PART OF COLLATERAL)      Baa1/BBB       120,000      13.3             0         $0.00   ANCHOR OWNED
                                                    --------   --------   ----------   -----------
SUBTOTAL/WTD. AVG.                                   537,748      59.6%     $905,134         $3.08

TOP 10 TENANTS
--------------
REGAL CINEMAS                          B3/BB-         53,059       5.9%     $689,767        $13.00       $310,455(2)      2020
TOYS 'R' US                                           34,200       3.8       188,100         $5.50           $295         2010
OLD NAVY CLOTHING CO.                Baa3/BBB-        24,480       2.7       293,760        $12.00           $337         2010
GAP/GAP KIDS                         Baa3/BBB-        10,044       1.1       110,484        $11.00           $189         2011
FASHION BUG/FASHION BUG PLUS                           8,872       1.0        88,720        $10.00           $127         2010
FYE                                                    8,524       0.9       187,396        $21.98           $260         2011
CHUCK E. CHEESE'S                                      8,000       0.9        75,000         $9.38            N/A(3)      2015
AMERICAN OUTFITTERS                                    7,500       0.8        60,000         $8.00            $86         2009
SHOE DEPARTMENT                                        7,463       0.8        70,899         $9.50           $166         2007
THE FINISH LINE                                        6,600       0.7       118,800        $18.00           $309         2009
                                                    --------   --------   ----------   -----------
SUBTOTAL/WTD. AVG.                                   168,742      18.7%   $1,882,926        $11.16

INLINE 0 TO 6,500 SF                                 196,220      21.7%   $4,797,579        $24.45            N/A          N/A
--------------------                                --------   --------   ----------   -----------
SUBTOTAL                                             196,220      21.7%   $4,797,579        $24.45

VACANT SQUARE FEET                                     7,616       1.2%          N/A
TOTAL OWNED NRA                                      659,310              $7,585,639
TOTAL CENTER NRA                                     902,710              $7,585,639
------------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company for the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Sales are represented on a "per screen" basis.

(3)   First full year of sales are not yet available.

                                    36 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Valley Mall loan is secured by a first mortgage on a fee interest in 659,310 square feet of a 902,710 square foot regional mall located in
Hagerstown, Maryland.

THE BORROWER. The borrower, PR Hagerstown LLC, and the indemnity guarantor, PR
Valley Limited Partnership, are each a special purpose entity, which are controlled by Pennsylvania Real Estate Investment Trust ("PREIT").

THE SPONSOR. PREIT was founded in 1960 and has a primary investment focus on retail shopping malls and power centers located in the eastern United States. As of October 31, 2005, PREIT owned or had an interest in 52 properties across 13 states located in the eastern U.S. PREIT's assets are primarily in Pennsylvania, but are also in several other states, including New Jersey, Massachusetts,
Delaware, Maryland, and Virginia. The properties comprise approximately 34.5 million square feet. PREIT's portfolio consists of 39 shopping malls and 12 strip and power centers and one office property.

THE PROPERTY. Valley Mall is a 902,710 square foot, regional mall located in
Hagerstown, Maryland, of which 659,310 square feet serve as collateral for the subject loan. Valley Mall sits on 89 acres at the intersection of Interstates 70 and 81. Access to the area is provided via both arterials, Halfway Boulevard and
Massey Boulevard. The Hagerstown Central Business District is located approximately 5 miles northeast of the property.

The single, enclosed center was constructed in 1974, renovated in 1995 and subsequently expanded in 2000. The property is anchored by J.C. Penney, Sears,
Bon Ton and Hecht's. J.C. Penney and Bon Ton serve as collateral for the loan while Sears and Hecht's own their respective pads and improvements and as such, are not included in the collateral. Additional collateral for the loan includes
243,179 square feet of in-line space and 121,783 square feet of junior anchor and cinema space. Over 100 tenants occupy the Valley Mall property, including nationally recognized tenants such as Foot Locker, Gap, and Victoria's Secret.
As of November 30, 2005, the Valley Mall property was 98.8% occupied, with 96.9%
occupancy for in-line space. Average in-line sales for comparable tenants at the property during the trailing twelve months ended October 2005 were $339 per square foot, with an average occupancy cost ratio of 9.20%.

SIGNIFICANT TENANTS.

J.C. Penney. J.C. Penney's occupies 26.0% of the total leasable area ("NRA") and is owned and operated by J.C. Penney Company, Inc. The company is a national department store, catalog and e-commerce retailers. As of April 30, 2005, the company operated 1,017 department stores throughout the U.S. and Puerto Rico, and 62 Renner department stores in Brazil. J.C. Penney's is publicly traded on the NYSE under the ticker symbol JCP, and for the fiscal year 2005, the company reported gross revenues of $18.4 billion with net income of $524 million and total assets of $14.1 billion.

Bon Ton. Bon Ton occupies 18.7% of the NRA and is owned and operated by Bon Ton
Stores Inc. The company offers merchandise in apparel, cosmetics, shoes, accessories and distinctive home fashions, as well as private-label merchandise.
The company is a regional department store chain operating 139 department stores and two furniture stores in 16 states under the Bon-Ton and Elder-Beerman names.
BonTon is publicly traded on the NYSE under the ticker symbol BONT, and for the fiscal year 2005, the company reported gross revenues of $1.3 billion with net income of $20 million and total assets of $648 million.

Regal Cinema. Regal Cinema occupies 8.0% of the NRA and is owned and operated by
Regal Entertainment Group. The parent company, which is one of the nation's largest theater owners, has more than 6,600 screens at an estimated 558 theaters in 40 states. Regal brands include Regal Cinemas, Edwards Theaters, United
Artists Theatre Company, and Hoyts Cinema. Regal Entertainment Group is publicly traded on the NYSE under the ticker symbol RGC, and for fiscal year 2004, the company reported gross revenues of $2.47 billion with net income of $82.5 million and total assets of $2.54 billion.

Toys 'R' Us. Toys `R' Us occupies 5.2% of the NRA and is owned and operated by
Global Toys Acquisitions LLC. Toys `R' Us brands include Toys `R' Us, U.S., including Geoffrey's Toys `R' Us; Toys `R' Us, International; Babies `R' Us; and
Toysrus.com. For the fiscal year ended 1/29/05, net sales for Toys `R' Us were
$11.1 billion and net earnings were $252 million.

Old Navy. Old Navy occupies 3.7% of the NRA and is owned and operated by The Gap
Inc. The Gap Inc. is an international specialty retailer with more than 3,000 stores and fiscal 2005 revenues of $6.4 billion. The Gap Inc. offers clothing, accessories and personal care products for men, women, children and babies under the Gap, Banana Republic, Old Navy, and Forth & Towne brand names. The Gap Inc.
is publicly traded on the NYSE under the ticker symbol GPS, and for fiscal year
2005, the company reported gross revenues of $6.4 billion, with net income of
$1.15 billion and total assets of $10.1 billion.

THE MARKET(1). Valley Mall is located in the City of Hagerstown, Washington
County, Maryland. The Hagerstown MSA is located in central Maryland and includes
Washington, Morgan and Berkley Counties. As of 2004, the MSA's population totaled approximately 136,000, with an average household income of over $55,000.
While Valley Mall draws customers across three states (Maryland, Pennsylvania and West Virginia), the primary trade area ("PTA") for the center extends in a
20-mile ring around the property. As of 2004, the PTA's population was approximately 272,000 in nearly 106,000 households with an average household income of over $55,000.

The area's largest private employers include: Washington County Health Systems
-- 2,908; State of Maryland -- 2,876; Washington County Board of Education --
2,563; Citicorp Credit Services -- 2,640; and First Data Merchant Services --
2,230. Other large employers include Lennox China (distribution center); FedEx
(regional distribution center); Mack Truck -- Volvo; Mountainside Teleport
Corporation (a subsidiary of Intelsat); and the University of Maryland.

--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Valley Mall appraisal dated
      January 4, 2006.

                                    37 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seven regional malls have been identified in the competitive set, which range in size from 443,889 square feet to 709,581 square feet, and are located within an approximate range of 2 to 38 miles from Valley Mall. Reported occupancies amongst the competitive set range from 77% to 100%, with an average of 88%.
Reported mall shop sales per square foot ranged from $200 per square foot to
$350 per square foot with an average of $268 per square foot.

The three most competitive properties are Prime Outlets at Hagerstown, Center at
Hagerstown and Martinsburg Mall, which consist of 485,263 square feet, 650,000 square feet and 556,395 square feet, respectively.

PROPERTY MANAGEMENT. The property is managed by PREIT Services, LLC, an affiliate of the sponsor.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

              NUMBER OF     SQUARE                            % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES        FEET     % OF NRA   BASE RENT      RENT      SQUARE FEET      OF NRA       BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP          7,616       1.2%          NAP        NAP          7,616       1.2%               NAP       NAP
2006 & MTM       14          26,792       4.1      $568,355        7.5%        34,408       5.2%          $568,355       7.5%
2007              9          17,924       2.7       414,779        5.5         52,332       7.9%          $983,134      13.0%
2008             17          32,931       5.0       731,498        9.6         85,263      12.9%        $1,714,632      22.6%
2009             21         215,764      32.7     1,414,039       18.6        301,027      45.7%        $3,128,671      41.2%
2010             21         109,075      16.5     1,623,389       21.4        410,102      62.2%        $4,752,060      62.6%
2011             11          39,767       6.0       830,335       10.9        449,869      68.2%        $5,582,395      73.6%
2012              1           1,659       0.3        52,033        0.7        451,528      68.5%        $5,634,428      74.3%
2013              2           6,047       0.9       157,358        2.1        457,575      69.4%        $5,791,786      76.4%
2014              1         123,094      18.7       516,995        6.8        580,669      88.1%        $6,308,781      83.2%
2015              5          16,938       2.6       254,665        3.4        597,607      90.6%        $6,563,446      86.5%
2016              3           8,644       1.3       332,426        4.4        606,251      92.0%        $6,895,872      90.9%
AFTER             1          53,059       8.0       689,767        9.1        659,310     100.0%        $7,585,639     100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:           106        659,310     100.0%   $7,585,639      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    38 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

                [MAP INDICATING LOCATION OF VALLEY MALL OMITTED]

                                    39 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                   VALLEY MALL
--------------------------------------------------------------------------------

                       [SITE PLAN OF VALLEY MALL OMITTED]

                                    40 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    41 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 30 BROAD STREET
--------------------------------------------------------------------------------

                      [3 PHOTOS OF 30 BROAD STREET OMITTED]

                                    42 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 30 BROAD STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $83,300,000
CUT-OFF DATE PRINCIPAL BALANCE:         $83,300,000
% OF POOL BY IPB:                       3.9%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Gotham Broad LLC
SPONSOR:                                Charles Ishay
ORIGINATION DATE:                       03/09/06
INTEREST RATE:                          5.640000%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          04/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(23),Def(93),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        $4,500,000
ADDITIONAL DEBT TYPE(1):                Mezzanine Debt
LOAN PURPOSE:                           Acquisition

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS/RESERVES:
--------------------------------------------------------------------------------

                                           INITIAL                 MONTHLY
                                        ----------------------------------------

TAXES:                                       $692,104             $138,421
INSURANCE:                                    $61,583              $30,792
CAPEX:                                        $27,500               $3,544
TI/LC(2):                                  $2,500,000                   $0
GROUND LEASE(3):                              $35,834            Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Leasehold
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         427,568
LOCATION:                               New York, NY
YEAR BUILT/RENOVATED:                   1937 / 1997
OCCUPANCY:                              92.5%
OCCUPANCY DATE:                         01/01/06
NUMBER OF TENANTS:                      40

HISTORICAL NOI:
     2004:                              $6,562,472
     2005:                              $6,871,040

UW REVENUES:                            $13,661,231
UW EXPENSES:                            $6,214,462
UW NOI:                                 $7,446,769
UW NET CASH FLOW:                       $6,907,650
APPRAISED VALUE:                        $105,000,000
APPRAISAL DATE:                         01/19/06

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                   $195
CUT-OFF DATE LTV:                       79.3%
MATURITY DATE LTV:                      71.2%
UW DSCR:                                1.20x

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                             SIGNIFICANT TENANTS

                                      RATINGS          SQUARE     % OF       BASE RENT      LEASE EXPIRATION
TENANT NAME                       MOODY'S/ S&P(4)       FEET       NRA          PSF               YEAR
------------------------------------------------------------------------------------------------------------

MAXIMUS, INC.                                          55,101     12.9%       $30.52              2010
WALL STREET SYSTEMS                                    48,340     11.3%       $33.04              2009
NEW YORK STOCK EXCHANGE                                46,927     11.0%       $44.20              2008
UTENDAHL CAPITAL                                       22,662      5.3%       $23.62              2010
BANK OF NEW YORK                       Aa3/A+          21,952      5.1%       $23.21              2010
------------------------------------------------------------------------------------------------------------

(1)   $4.5 million of additional mezzanine debt exists on the mortgaged property that is secured by a pledge of 100.0% of the principal's equity in the borrower. There is no interest payable on this mezzanine note; however, there is profit participation for the mezzanine lender of 50% of the 25%
      profit interest that the managing member receives on the property after a
      7% priority return of the regular class members.

(2)   Lender will collect a $2.5 million in upfront TI/LC reserve for potential lease expiration from 2006 until 2010. Additionally, a full cash flow sweep will take effect if NYSE, Maximus or Utendahl do not renew their leases at the property.

(3)   The lender collected $35,834 at origination, representing one month's ground lease rent. This amount remains in place for the life of the mortgage loan and must be replenished if drawn upon.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    43 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 30 BROAD STREET
--------------------------------------------------------------------------------

THE LOAN. The 30 Broad Street loan is secured by a first mortgage on a leasehold interest in a 427,568 square foot office building located in New York, New York.

THE BORROWER. The borrower is Gotham Broad LLC, a singe asset entity which is an affiliate of Gotham Realty Holdings (a.k.a. "Gotham"), a New York based real estate investment firm focused on investing in commercial properties in urban areas since 1992. Gotham's commercial portfolio consists of 10 properties including 3.5 million square feet of properties in various commercial markets, including California, Connecticut, Washington, DC and New York. Gotham's
commercial portfolio includes the Bank of America Building located in the heart of San Francisco's financial district.

THE PROPERTY. 30 Broad Street is a 48-story, 427,568 square foot Class "B+"
office building located 200 feet south of the New York Stock Exchange (NYSE) at the southwest corner of Broad Street and Exchange Place in the Financial
District of Lower Manhattan New York. The property was originally constructed in
1937 and renovated in 1997.

The property is 92.5% leased by 40 tenants, none of which account for more than
13% of the total net rentable area (NRA). The property has been over 85%
occupied since 2003. Average in-place rents at the property are approximately
$30 per square foot on a modified gross basis. The tenants occupying the property consist of firms involved in a diversified range of industries, including trading firms, government contractors, advertising firms, financial software firms, money management firms, engineering firms and non-profit firms.

Maximus, the largest tenant at the property, occupies 55,101 square feet, 12.9%
of the NRA. Maximus offers the government a unique range of services, products and solutions categorized into three groups: Government Program Management and
Operations, Consulting and Systems. The operation in the premises manages the
Medicaid program for the government. Maximus, Inc. is paying $30.52 per square foot in rent and has a lease expiring in 2010.

Wall Street Systems, the second largest tenant, occupies 48,340 square feet, approximately 11.3% of the NRA. Wall Street Systems engages in trading and treasury management technology. They serve clients in 175 locations in 50 cities around the world and two-thirds of their client base consists of 75 international banks. They also provide technology to Foreign Exchange banks and
24% of the Fortune 25 is a client of Wall Street Systems. Wall Street Systems is paying $33.04 per square foot in rent and has a lease expiring in 2009.

New York Stock Exchange (NYSE), the third largest tenant, occupies 46,927 square feet, approximately 11.0% of the NRA. NYSE is a leading provider of securities listing, trading and market data products and services. As of December 31, 2005, the NYSE was home to approximately 2,126 operating companies with a total global market value of $21 trillion. A broad spectrum of market participants, including listed companies, individual investors, institutional buyers and member firms comprise the NYSE market. The NYSE has invested approximately $85 million into their space. NYSE is paying $44.20 per square foot in rent and has a lease expiring in 2008.

THE MARKET(1). The property is located in the Financial District of Lower
Manhattan in New York City and is situated at the southwest corner of Broad
Street and Exchange Place, just 200 feet south of the New York Stock Exchange.
The property's neighborhood is bounded by Broadway to the west, the East River to the east, Maiden Lane and Liberty Street to the North, and State Street to
the South. Lower Manhattan is served by 15 subway lines, over 30 local and express bus routes, 20 ferry routes, and the PATH transit system. The area is also accessible by car through a network of highways, bridges and tunnels.

The Financial District office submarket of Downtown Manhattan, according to the appraisal, had an inventory of approximately 43,000,000 square feet of office space that is contained within 88 buildings as of the fourth quarter 2005. The submarket vacancy was 6.6% (down from a vacancy rate of 7.5% one year ago) with average asking rents of $29.00 to $31.00 per square foot for Class "B" office buildings. Net absorption of Class "B" space as of the fourth quarter 2005 was a positive 30,469 square feet, significantly outperforming the first quarter 2005.

PROPERTY MANAGEMENT. The property will be managed by Downtown Broad Management,
LLC, an affiliate of the borrowing entity.

--------------------------------------------------------------------------------

(1)   Certain information was obtained from the 30 Broad appraisal dated January
      19, 2006.

----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

              NUMBER OF     SQUARE                             % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES        FEET     % OF NRA    BASE RENT      RENT      SQUARE FEET      OF NRA       BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP         31,940       7.5%           NAP        NAP       31,940          7.5%              NAP       NAP
2006 & MTM        5          28,766       6.7       $611,213        4.9%      60,706         14.2%         $611,213        4.9%
2007              2           9,881       2.3        302,443        2.4       70,587         16.5%         $913,656        7.4%
2008              4          55,367      12.9      2,343,356       18.9      125,954         29.5%       $3,257,012       26.2%
2009              7          63,340      14.8      2,067,865       16.7      189,294         44.3%       $5,324,877       42.9%
2010              9         121,367      28.4      3,537,084       28.5      310,661         72.7%       $8,861,961       71.4%
2011              2          17,111       4.0        522,790        4.2      327,772         76.7%       $9,384,750       75.6%
2012              5          30,696       7.2        872,617        7.0      358,468         83.8%      $10,257,367       82.7%
2013              5          41,700       9.8      1,050,316        8.5      400,168         93.6%      $11,307,683       91.1%
2014              5          22,400       5.2        951,888        7.7      422,568         98.8%      $12,259,571       98.8%
2015              0               0       0.0              0        0.0      422,568         98.8%      $12,259,571       98.8%
2016              1           5,000       1.2        150,000        1.2      427,568        100.0%      $12,409,571      100.0%
AFTER             0               0       0.0              0        0.0      427,568        100.0%      $12,409,571      100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           45         427,568     100.0%   $12,409,571      100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    44 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 30 BROAD STREET
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF 30 BROAD STREET OMITTED]

                                    45 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 30 BROAD STREET
--------------------------------------------------------------------------------

[STACKING PLAN OF 30 BROAD STREET INDICATING TENANTS AND SQUARE FOOTAGE PER
FLOOR AS OF NOVEMBER 1, 2005 OMITTED]

                                    46 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    47 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

                      [4 PHOTOS OF CENTERPOINT II OMITTED]

                                    48 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE(1):          $67,419,000

CUT-OFF DATE PRINCIPAL BALANCE(1):      $67,419,000

% OF POOL BY IPB:                       3.1%

SHADOW RATING (MOODY'S/S&P):            Aa3/A-

LOAN SELLER:                            JPMorgan Chase Bank, N.A.

BORROWER:                               CJF2 LLC

SPONSOR:                                CenterPoint Properties Trust and
                                        JF US Industrial Trust

ORIGINATION DATE:                       02/01/06

INTEREST RATE:                          5.543000%

INTEREST-ONLY PERIOD:                   60 months

MATURITY DATE:                          02/07/11

AMORTIZATION TYPE:                      Interest-Only

ORIGINAL AMORTIZATION:                  N/A

REMAINING AMORTIZATION:                 N/A

CALL PROTECTION:                        L(24),Def(31),O(4)

CROSS-COLLATERALIZATION:                No

LOCK BOX:                               Cash Management Agreement

ADDITIONAL DEBT:                        $7,491,000

ADDITIONAL DEBT TYPE(2):                Pari Passu Floating Rate Debt

LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                          INITIAL                 MONTHLY
                                        ----------------------------------------

TAXES:                                             $0                   $0

INSURANCE:                                         $0                   $0

CAPEX:                                             $0                   $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Industrial -- Warehouse/Distribution
SQUARE FOOTAGE:                         4,156,890
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              87.4%
OCCUPANCY DATE:                         01/01/06
NUMBER OF TENANTS:                      30

HISTORICAL NOI:
     2004:                              $11,024,662
     2005:                              $12,421,902

UW REVENUES:                            $20,142,367
UW EXPENSES:                            $7,461,756
UW NOI:                                 $12,680,612
UW NET CASH FLOW:                       $11,517,722
APPRAISED VALUE:                        $161,250,000
APPRAISAL DATE:                         Various

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                   $16

CUT-OFF DATE LTV(3):                    46.5%

MATURITY DATE LTV(3):                   46.5%

UW DSCR(3),(4):                         2.76x

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS
-------------------------------------------------------------------------------------------------------------
                                                                                                     LEASE
                                           RATINGS                          % OF      BASE RENT    EXPIRATION
TENANT NAME                             MOODY'S/ S&P(5)    SQUARE FEET    TOTAL SF       PSF          YEAR
-------------------------------------------------------------------------------------------------------------

APL LIMITED                                                  630,410       15.2%        $2.82         2007
NEWELL RUBBERMAID                         Baa2/BBB+          499,200       12.0%        $3.31         2009
ALSIP PAPER CONDOMINIUM ASSOCIATION                          400,076        9.6%        $3.05         2007
NEXUS DISTRIBUTION                                           301,000        7.2%        $3.35(6)      2011
ADVERTISING RESOURCES                                        260,000        6.3%        $3.67         2011
SUPERIOR MAILING                                             242,690        5.8%        $3.19         2014
-------------------------------------------------------------------------------------------------------------

(1)   The $74,910,000 loan was bifurcated into a $67,419,000 fixed rate note, included in the trust, and a $7,491,000 pari passu floating rate note, which is not included in the trust.

(2)   The pari passu floating rate portion has an initial term of 2 years with
      (3) one-year extension options and a LIBOR cap of 8.0%

(3)   Calculated on a total note amount of $74,910,000.

(4)   An assumed LIBOR of 4.50% was used for the pari passu floating rate portion to calculate DSCR. If the LIBOR cap of 8.00% is used for the pari passu floating rate portion, the DSCR of the loan will be 2.59x.

(5)   Ratings are provided for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(6)   Nexus Distribution is currently in tenancy, but subject to a free rent period, expiring July 2006.

                                    49 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              LEAD
                                                      YEAR    SQUARE   OCCUPANCY(1)                         TENANT %  ALLOCATED LOAN
PROPERTY NAME                 LOCATION (CITY, STATE)  BUILT     FEET        %             LEAD TENANT        OF NRA     AMOUNT(2)
------------------------------------------------------------------------------------------------------------------------------------

6600 RIVER ROAD               Hodgkins, IL            1968    630,410     100.0%          APL Limited        100.0%     $7,875,000
5990 WEST TOUHY AVENUE        Niles, IL               1960    302,378     100.0%           Ed Garvey          49.4%     $7,083,000
1750 SOUTH LINCOLN DRIVE      Freeport, IL            2001    499,200     100.0%       Newell Rubbermaid     100.0%     $6,759,000
13040 SOUTH PULASKI AVENUE    Alsip, IL               1976    400,076     100.0%          Alsip Paper        100.0%     $5,400,000
                                                                                          Condominium
                                                                                          Association
11601 SOUTH CENTRAL AVENUE    Alsip, IL               1970    260,000     100.0%     Advertising Resources   100.0%     $4,500,000
1455 SEQUOIA DRIVE            Aurora, IL              2000    257,600      21.4%          Voicestream         21.4%     $4,203,000
6558 WEST 73RD STREET         Bedford Park, IL        1975    301,000     100.0%     Nexus Distribution(3)   100.0%     $4,059,000
6751 SOUTH SAYRE AVENUE       Bedford Park, IL        1968    242,690     100.0%       Superior Mailing      100.0%     $3,690,000
8200 100TH STREET             Pleasant Prairie, WI    1990    148,472     100.0%          Orion Corp         100.0%     $3,150,000
6000 WEST 73RD STREET         Bedford Park, IL        1974    148,091     100.0%       Prairie Packaging     100.0%     $2,430,000
6736 WEST WASHINGTON STREET   West Allis, WI          1999    113,620      39.9%            Graebel           39.9%     $2,160,000
525 WEST MARQUETTE            Oak Creek, WI           1979    112,144     100.0%          Henkel Corp        100.0%     $2,106,000
1796 SHERWIN AVENUE           Des Plaines, IL         1964     95,220      43.9%      National Equipment      43.9%     $2,016,000
                                                                                           Services
9901 SOUTH 79TH STREET        Hickory Hills, IL       1981     83,096     100.0%        Hawk Fasteners        25.8%     $1,935,000
5110 SOUTH 6TH STREET         Milwaukee, WI           1972     58,500     100.0%        Airborn Freight      100.0%     $1,530,000
1020 FRONTENAC ROAD           Naperville, IL          1980     99,684       0.0%              N/A            100.0%     $1,521,000
1560 FRONTENAC ROAD           Naperville, IL          1987     85,608      35.0%     Integrated Logistics     35.0%     $1,440,000
3841-3865 SWANSON COURT       Gurnee, IL              1978    100,000      55.7%        Martis Culinary       30.7%     $1,350,000
1850 GREENLEAF AVENUE         Elk Grove Village, IL   1965     58,627     100.0%            Wilson           100.0%     $1,125,000
1200-24 INDEPENDENCE
  BOULEVARD                   Romeoville, IL          1983     42,804     100.0%          Titan Steel        100.0%       $900,000
8100 100TH STREET             Pleasant Prairie, WI    1991     38,290     100.0%          Orion Corp         100.0%       $792,000
1541-1543 ABBOTT DRIVE        Wheeling, IL            1990     43,930     100.0%          Orvel Kent          52.8%       $765,000
10047 VIRGINIA AVENUE         Chicago Ridge, IL       1994     35,450     100.0%            Clopay            61.0%       $630,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                      4,156,890      87.4%                                       $67,419,000
------------------------------------------------------------------------------------------------------------------------------------

(1)   For the first full year of the loan a master lease agreement will be in effect. Under this agreement, CenterPoint Properties Trust will pay the base annual rent as well as additional rents on all vacant space at the time the master lease agreement was executed. Additionally, rents will be paid on rollover space currently leased that becomes vacant during the term of the master lease agreement.

(2)   For each property, the pro rata allocation to the $67,419,000 fixed rate note included in the trust.

(3)   Nexus Distribution is currently in tenancy, but subject to a free rent period expiring July 2006.

                                    50 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

THE LOAN. The Centerpoint II loan is secured by the fee simple interest in 23 industrial properties comprising approximately 4,156,890 square feet located in the Chicago, Illinois and Milwaukee, Wisconsin areas.

The total financing amount of $74,910,000 is bifurcated into two pari-passu notes, a $67,419,000 fixed rate A-1 note included in the trust and a $7,491,000 floating rate note not included in the trust.

THE BORROWER. The borrowing entity is a joint venture between Centerpoint
Properties Trust ("CenterPoint") and James Fielding. CenterPoint, the largest industrial landlord in the Midwest, was recently acquired by CalEast Industrial
Investors, whose members include California Public Employees Retirement System
(Calpers) and LaSalle Investment Management. Calpers is the nation's largest public pension fund and LaSalle Investment Management is the institutional asset management division of global real estate services firm Jones Lang LaSalle.
LaSalle is CalEast's managing member. CenterPoint owns a portfolio of approximately 215 industrial properties with over 37 million square feet. JF US
Industrial Trust is a property trust which is publicly listed on the Australian
Stock Exchange (ASX:JUICA). JF US Industrial Trust is managed by James Fielding
Funds Management Limited, the property funds management arm of the Mirvac Group.
The Mirvac Group is a leading diversified property group listed on the
Australian Stock Exchange with a market capitalization of more than $3 billion.

MASTER LEASE. The CenterPoint II mortgage loan is subject to a Master Lease
Agreement (the "Master Lease") executed by CenterPoint, which will be in effect for the first full year of the loan. Under this agreement, CenterPoint
Properties Trust will pay the base annual rent as well as additional rents on all vacant space at the time the Master Lease was executed. Additionally, rents will be paid for one year on currently leased space that becomes vacant during the term of the Master Lease.

RELEASE. Provided there is no event of default, individual properties may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to: (i) payment of the borrower of an amount equal to 110% of the allocated loan amount of the individual property to be released; and (ii) the DSCR following the proposed release will equal or exceed the DSCR for the 12 calendar months immediately prior to the date of the release.

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting its interest in other properties as collateral subject to the satisfaction of certain conditions, including but not limited to: (i) no event of default exists; (ii) the aggregate value of all properties released
(through one or more substitutions) will not exceed more than 50% of the original value of the Center Point II mortgaged properties on the date of origination (amounts over 35% are required to receive confirmation from the
Rating Agencies); (iii) the DSCR following the substitution shall equal or exceed the DSCR for the 12 calendar months immediately prior to the date of the proposed substitution and; (iv) the appraised value of the substitution property shall equal or exceed the appraised value of the property to be substituted.

THE PROPERTIES. CenterPoint II is a portfolio of 23 industrial warehouse facilities consisting of approximately 4,156,890 square feet located in and around the Chicago MSA and the Milwaukee MSA. Eighteen properties comprising approximately 88.7% of the total net rentable area is located in the Chicago MSA and five facilities comprising approximately 11.3% of the total net rentable area are located in or around the Milwaukee MSA. The majority of the properties were built between 1960 and 2001. The portfolio is approximately 87.4% leased to
30 local, regional, and national tenants. Twelve properties or approximately
73.1% of the net rentable area are single tenant facilities. The portfolio's top five tenants are APL Limited, Newell Rubbermaid, Alsip Paper Condo, Nexus
Distribution and Advertising Resources which comprise approximately 2.2 million square feet, or approximately 50.9% of the total rentable area.

APL Limited ("APL") occupies 630,410 square feet or approximately 15.2% of the portfolio's net rentable area. APL, a Florida corporation, is an innovator in worldwide logistics and technology management. APL is a third-party logistics and supply-chain management supplier that has developed relationships and expertise within the automotive, retail, consumer electronics, and consumer durables & packaged goods industries. APL operates on 4 continents, and is a member of Neptune Orient Lines Group ("NOL").

Newell Rubbermaid, (NYSE:NWL) occupies 499,200 square feet or approximately
12.0% of the portfolio's net rentable area. Newell Manufacturing Company, Inc.
was founded in 1903 and in 1999 acquired Rubbermaid. Newell Rubbermaid ("NR") is a manufacturer and full-service marketer of staple consumer products sold to high-volume purchasers, including discount stores, warehouse clubs home centers, hardware stores, office superstores, and contract stationers. NR's multi-product offering consists of staple consumer products in three business segments:
household products, hardware, and home furnishings & office products, which as of March 2005 had a market capitalization of $3.1 billion. Its best-known brands include: Rubbermaid, Shur-Line (tools), Sharpie (markers), Paper Mate (pens),
Little Tykes (toys & child accessories), and Graco (child accessories). NR has revenues of approximately $6.34 billion and a market cap of $6.99 billion.

Alsip Paper Condominium Assoc. occupies 400,076 square feet or approximately
9.6% of the portfolio's net rentable area. -- The Alsip Paper Condominium
Association ("APCA") consists of two members- Madison Paper International
("MPI") and SCA Tissue North America ("SCA"). APCA was established as a means to manage the utilities and common areas of the warehouse and paper mill out of which MPI and SCA operate. Therefore, while APCA is the entity on the lease, the underlying credit is that of MPA and SCA. MPI which is part of Myllykoski
Corporation owns or manages 9 mills, 19 machines, approximately 3,700 employees, and approximately 2.7 million tons of production, Myllykoski Corporation is one of the largest producers of groundwork publication print. Most of MPI's tissues, towels, and napkins are produced at the Alsip Mill.

SCA is one of North America's three largest producers of "Away-From-Home"
tissues. SCA's product line includes: napkins, towels, bath & facial wipes, dispenser systems and soap systems. SCA is a business division of Svenska
Cellulosa Aktiebolaget- a $13 billion company based in Stockholm, Sweden that produces and sells absorbent hygiene products, packaging solutions, and publication paper.

                                    51 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

THE MARKETS(1).

CHICAGO MSA (18 PROPERTIES)

Eighteen properties comprising approximately 88.7% of the portfolio's net rentable area is located in the Chicago MSA. The Chicago MSA consists of 9 counties in northeast Illinois encompassing more than 5,065 square miles. With a population of nearly 8.6 million, the Chicago MSA ranks as the third most populous MSA in the nation, behind New York and Los Angeles. As the business and logistics hub of the Midwest, Chicago is one of the largest industrial markets in the U.S., and currently ranks only behind Los Angeles in both total industrial inventory and warehouse/distribution inventory. The Chicago MSA contains just over 1.0 billion square feet of industrial space concentrated primarily in Cook and DuPage Counties and Chicago's warehouse/distribution sector contains over 490 million square feet of space.

During the first quarter of 2005, warehouse distribution leasing reached 6.0 million square feet. As a result, the Chicago warehouse/distribution market recorded a positive 3.6 million square feet of net absorption. The Chicago warehouse/distribution market has an overall vacancy rate of approximately
12.3%. As of March 30, 2005 asking rents for industrial space in the overall market averaged $4.27 per square foot on a triple net basis. The North Chicago submarket had the highest asking rents in the Chicago MSA at $5.48 per square foot, while the Western Kane County submarket posted the lowest asking rents in the Chicago MSA at an average of $3.22.

MILWAUKEE MSA (5 PROPERTIES)

Five facilities comprising 11.3% of the portfolio's net rentable area are located in or around the Milwaukee MSA. The Milwaukee industrial market totals over 280 million square feet of area and has an overall vacancy rate of 6.9%.
The Waukesha County warehouse/distribution submarket has an overall vacancy rate of approximately 8.7% with average rents ranging between $3.50 and $5.50 per square foot on a triple net basis. Milwaukee and Kenosha Counties'
warehouse/distribution submarkets have an overall vacancy rate of approximately
7.1% and 3.9% respectively and average rents ranging between $2.00 and $4.50 per square foot on a triple net basis.

PROPERTY MANAGEMENT. The portfolio is managed by CenterPoint which owns or manages a portfolio of approximately 215 industrial properties with over 37 million square feet.

--------------------------------------------------------------------------------

(1)   Certain information was obtained from the CenterPoint II appraisals dated
      June 14, 2005 and January 18, 2006.

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
               NUMBER      SQUARE       % OF                   % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE    CUMULATIVE %
              OF LEASES     FEET        NRA       BASE RENT      RENT      SQUARE FEET      OF NRA       BASE RENT    OF BASE RENT
YEAR          EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP        523,681      12.6%           NAP        NAP       523,681         12.6%             NAP        NAP
2006 & MTM        7         360,645       8.7     $1,572,401       11.7%      884,326         21.3%      $1,572,401       11.7%
2007              6       1,297,356      31.2      4,246,199       31.7     2,181,682         52.5%      $5,818,600       43.4%
2008              2         133,600       3.2        534,014        4.0     2,315,282         55.7%      $6,352,614       47.4%
2009              8         792,079      19.1      2,694,141       20.1     3,107,361         74.8%      $9,046,755       67.5%
2010              2          29,456       0.7        205,052        1.5     3,136,817         75.5%      $9,251,807       69.1%
2011              3         582,456      14.0      2,068,207       15.4     3,719,273         89.5%     $11,320,014       84.5%
2012              1          41,795       1.0        291,991        2.2     3,761,068         90.5%     $11,612,005       86.7%
2013              2         153,132       3.7      1,011,776        7.6     3,914,200         94.2%     $12,623,780       94.2%
2014              1         242,690       5.8        774,000        5.8     4,156,890        100.0%     $13,397,780      100.0%
2015              0               0       0.0              0        0.0     4,156,890        100.0%     $13,397,780      100.0%
2016              0               0       0.0              0        0.0     4,156,890        100.0%     $13,397,780      100.0%
AFTER             0               0       0.0              0        0.0     4,156,890        100.0%     $13,397,780      100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             32      4,156,890     100.0%   $13,397,780      100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    52 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2007
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF 2007     PROPERTY RENT
                                                                      SQUARE FEET      ANNUAL       BASE RENT      PSF/MARKET
PROPERTY NAME                  TENANT                                  EXPIRING      BASE RENT     EXPIRING(1)     RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

6600 RIVER ROAD                APL Limited                                630,410    $1,776,000       41.8%        $2.82/$2.75
13040 SOUTH PULASKI AVENUE     Alsip Paper Condominium Association        400,076     1,218,634       28.7         $3.05/$3.00
8100 & 8200 100TH STREET       Orion Corp                                 186,762       826,014       19.5         $4.42/$4.00
5110 SOUTH 6TH STREET          Airborn Freight                             58,000       345,150        8.1         $5.90/$4.75
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   1,275,748    $4,165,798       98.1%
-------------------------------------------------------------------------------------------------------------------------------
2007 TOTAL BASE RENT:           $4,246,199
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2007.

(2)   Based on certain information obtained from the appraisal.

-------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2009
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF 2009     PROPERTY RENT
                                                                      SQUARE FEET      ANNUAL       BASE RENT      PSF/MARKET
PROPERTY NAME                  TENANT                                  EXPIRING      BASE RENT     EXPIRING(1)     RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

1750 SOUTH LINCOLN DRIVE       Newell Rubbermaid                          499,200    $1,653,072       61.4%        $3.31/$3.25
6000 WEST 73RD STREET          Prairie Packaging                          148,091       491,400       18.2         $3.32/$3.10
1455 SEQUOIA DRIVE             Voicestream                                 55,200       213,960        7.9         $3.88/$3.75
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     702,491    $2,358,432       87.5%
-------------------------------------------------------------------------------------------------------------------------------
2009 TOTAL BASE RENT:          $2,694,141
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2009.

(2)   Based on certain information obtained from the appraisal.

-------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2011
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF 2011     PROPERTY RENT
                                                                      SQUARE FEET      ANNUAL       BASE RENT      PSF/MARKET
PROPERTY NAME                  TENANT                                  EXPIRING      BASE RENT     EXPIRING(1)     RENT PSF(2)
-------------------------------------------------------------------------------------------------------------------------------

6558 WEST 73RD STREET          Nexus Distribution                        301,000     $1,008,000       48.7%       $3.35/ $3.10
11601 SOUTH CENTRAL AVENUE     Advertisting Resources                    260,000        954,000       46.1        $3.67/ $3.50
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    561,000     $1,962,000       94.8%
-------------------------------------------------------------------------------------------------------------------------------
2006 TOTAL BASE RENT:          $2,068,557
-------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent to be collected in 2011.

(2)   Based on certain information obtained from the appraisal.

                                    53 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                 CENTERPOINT II
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF CENTERPOINT II OMITTED]

                                    54 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    55 of 95

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AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

              [3 PHOTOS OF MILLENNIUM INDUSTRIAL PORTFOLIO OMITTED]

                                    56 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $63,000,000

CUT-OFF DATE PRINCIPAL BALANCE:         $62,914,278

% OF POOL BY IPB:                       2.9%

LOAN SELLER:                            Eurohypo AG, New York Branch

BORROWER:                               Horizon/McClellan LLC, MP Cargo
                                        LAX Property LLC, MP Cargo ORD
                                        Property LLC and MP Cargo LAX I
                                        LLC.

SPONSOR:                                Millennium CAF II LLC

ORIGINATION DATE:                       01/30/06

INTEREST RATE:                          5.770000%

INTEREST ONLY PERIOD:                   N/A

MATURITY DATE:                          02/11/16

AMORTIZATION TYPE:                      Balloon

ORIGINAL AMORTIZATION:                  360 months

REMAINING AMORTIZATION:                 359 months

CALL PROTECTION:                        L(24),Def(90),O(5)

CROSS-COLLATERALIZATION:                No

LOCK BOX:                               Hard

ADDITIONAL DEBT:                        No

ADDITIONAL DEBT TYPE:                   N/A

LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                          INITIAL                 MONTHLY
                                        ----------------------------------------

TAXES:                                             $0              $49,361

INSURANCE:                                   $124,347              $13,816

CAPEX:                                             $0               $4,862

TI/LC:                                  $3,124,251(1)                   $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Portfolio

TITLE:                                  Fee

PROPERTY TYPE:                          Industrial -- Warehouse/Distribution

SQUARE FOOTAGE:                         584,044

LOCATION:                               Hawthorne, CA; Inglewood, CA;
                                        Bensenville, IL; Boston, MA

YEAR BUILT/RENOVATED:                   Various

OCCUPANCY:                              100.0%(2)

OCCUPANCY DATE:                         12/15/05

NUMBER OF TENANTS:                      9

HISTORICAL NOI:                         N/A

UW REVENUES:                            $7,330,942

UW EXPENSES:                            $1,672,153

UW NOI:                                 $5,658,789

UW NET CASH FLOW:                       $5,343,174

APPRAISED VALUE:                        $83,540,000

APPRAISAL DATE:                         Various

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                   $108

CUT-OFF DATE LTV:                       75.3%

MATURITY DATE LTV:                      63.5%

UW DSCR:                                1.21x

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT PORTFOLIO TENANTS
------------------------------------------------------------------------------------------------------------------------------
                                      RATINGS                                  % OF                           LEASE EXPIRATION
TENANT NAME                       MOODY'S / S&P(3)     TOTAL SQUARE FEET     TOTAL SF      BASE RENT PSF            YEAR
------------------------------------------------------------------------------------------------------------------------------

BAX GLOBAL                             Aa1/AA               215,411           36.9%           $10.79                2014

THE HARPER GROUP(4)                                          96,039           16.4%           $10.18                2010

UNDERWING INTERNATIONAL                                      92,000           15.8%            $5.87                2016

PILOT AIR FREIGHT                                            85,000           14.6%           $12.60                2016

AIR CONTAINER TRANSPORT, INC                                 47,359            8.1%           $11.76                2016
------------------------------------------------------------------------------------------------------------------------------

(1)   TI/LC reserve of $3,124,251 is comprised of $2,362,926 of outstanding
      TI/LC costs for The Exchange Building 5 and $761,325 collected at closing for rent abatements pertaining to the Pilot Air Freight tenant at The
      Exchange Building 5.

(2)   Represents total percentage of leased space, including space that is leased but currently unoccupied.

(3)   Ratings provided are for the parent company for the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(4)   Approximately 74,000 square feet under sub-lease to J&J International
      Trucking of California Inc., expiring November 2008.

                                    57 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------
                                                                   SQUARE
PROPERTY NAME                       LOCATION          YEAR BUILT    FEET     OCCUPANCY
---------------------------------------------------------------------------------------

THE EXCHANGE BUILDING 6             Hawthorne, CA        2004      215,411       100.0%
THE EXCHANGE BUILDING 5             Hawthorne, CA        2004      159,606       100.0
THE COVE PORTFOLIO -- LA            Inglewood, CA        1994       96,039       100.0
THE COVE PORTFOLIO -- CHI           Bensenville, IL      1994       92,000       100.0
160 WILLIAM F. MCCLELLAN HIGHWAY    Boston, MA           1979       20,988       100.0
---------------------------------------------------------------------------------------
TOTAL                                                              584,044       100.0%
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                      ALLOCATED       APPRAISED
PROPERTY NAME                       LEAD TENANTS                     LOAN BALANCE       VALUE
------------------------------------------------------------------------------------------------

THE EXCHANGE BUILDING 6             BAX Global                        $26,361,083    $35,000,000
THE EXCHANGE BUILDING 5             Pilot Air Freight                  17,465,004     23,190,000
THE COVE PORTFOLIO -- LA            The Harper Group(1)                10,726,884     14,250,000
THE COVE PORTFOLIO -- CHI           Underwing International             6,027,188      8,000,000
160 WILLIAM F. MCCLELLAN HIGHWAY    Horizon Air Services, Inc.(2)       2,334,120      3,100,000
------------------------------------------------------------------------------------------------
TOTAL                                                                 $62,914,278    $83,540,000
------------------------------------------------------------------------------------------------

(1)   Approximately 74,000 square feet is under sub-lease to J&J International
      Trucking of California, Inc. and is expiring in November 2008.

(2)   Approximately 13,945 square feet is under sub-lease to JetBlue Airways
      Corporation and is expiring in January 2009.

                                    58 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Millennium Industrial Portfolio loan is secured by first mortgages on the fee interests in five industrial properties comprising approximately
584,044 square feet located in California, Illinois, and Massachusetts.

THE BORROWER. The borrowers, Horizon/McClellan LLC, MP Cargo LAX Property LLC,
MP Cargo ORD Property LLC and MP Cargo LAX I LLC, are special purpose entities sponsored by Millennium CAF II LLC.

THE SPONSOR. Millennium Partners, LLC, the parent of the sponsor, was founded in
1990, and is a developer of mixed-use real estate in the United States. It has formed a joint venture with Cargo Ventures LLC ("Cargo") to develop, own and acquire airport and seaport-centric logistics properties in the United States and abroad. Cargo performs an array of services including predevelopment planning and managing the projects for its investors and clients. Cargo's management team includes Jacob Citrin, the Chairman, who was formerly a Managing
Director of International Airport Centers LLC, a privately held real estate company.

RELEASE. The Millennium Industrial Portfolio loan permits the release of one or more Mortgaged Properties (a) prior to the expiration of the applicable defeasance lockout period, subject to certain conditions, including (i) the payment of a release price of 120% of the related allocated loan amount of the
Mortgaged Property to be released, together with payment of the applicable yield maintenance premium, (ii) the satisfaction of specified debt service coverage tests and loan to value ratio tests for the remaining Mortgaged Properties after the partial release, and (iii) confirmation of "no downgrade" from each Rating
Agency; and (b) after the expiration of the applicable defeasance lockout period, subject to certain conditions, including (i) the principal balance of the defeased portion of the mortgage loan must be equal to 120% of the allocated loan amount of the Mortgaged Property to be released, (ii) the satisfaction of specified debt service coverage tests and loan to value ratio tests for the remaining Mortgaged Properties after the partial defeasance, and (iii)
confirmation of "no downgrade" from each Rating Agency. In addition, in the case of both a partial prepayment and a partial defeasance, if the borrowers would otherwise fail to satisfy the specified debt service coverage tests and loan to value ratio tests for the remaining Mortgaged Properties after the partial release or partial defeasance, the borrowers are permitted to either prepay or defease an additional amount so as to reduce the debt service on the outstanding principal amount of the mortgage loan and satisfy the specified debt service coverage tests and loan to value ratio tests.

THE PROPERTIES.

THE EXCHANGE BUILDING 5. Hawthorne, CA

The Exchange Building 5 ("Bldg. 5") is situated on an approximately 8.2 acre rectangular site in Hawthorne, CA. Constructed in 2004, the property consists of
159,606 square feet of net rentable area ("NRA") which includes 132,296 square feet of warehouse space (82.9% of NRA) and 27,310 square feet of office space
(17.1% of NRA). The building is fully sprinklered, has a clear ceiling height of
30 feet, and a total of 53 overhead doors of which 51 are dock-high and two are at grade. There are 253 parking spaces (1.59 spaces per 1,000 square feet). The building accommodates a 125-foot turning radius. Access to the site is via two curb cuts on El Segundo Boulevard. El Segundo Boulevard is a major east/west traffic artery and is improved with three lanes of traffic in both directions.
The Exchange Building 5 is 100.0% leased to five tenants.

THE EXCHANGE BUILDING 6. Hawthorne, CA

The Exchange Building 6 ("Bldg. 6") is situated on an approximately 10.2 acre rectangular site in Hawthorne, CA. Constructed in 2004, the property consists of approximately 215,411 square feet of NRA which includes 170,411 square feet of warehouse space (79.1% of NRA) and 45,000 square feet of office space (20.9% of
NRA). The building is fully sprinklered, has a clear ceiling height of 30 feet, and a total of 110, 24-foot wide overhead doors, of which 107 are dock-high and three are at grade. There are 254 parking spaces (1.18 spaces per 1,000 square feet). The property is located directly adjacent to I-105 to the north and within close proximity to I-405 and I-110 which provides convenient access to
LAX Airport. Access to the site is via two curb cuts on El Segundo Blvd. The property is 100.0% leased to BAX Global.

THE COVE PORTFOLIO - LA. Inglewood, CA

The Cove Portfolio - LA is situated on an approximately 2.7 acre rectangular site in Inglewood, CA. Constructed in 1994, the property consists of 96,039 square feet of NRA which includes 74,000 square feet of warehouse space (77.1%
of NRA) and 22,000 square feet of office space (22.9% of NRA). The building is fully sprinklered, has a clear ceiling height of 22 feet, and a total of 15 overhead doors of which 13 are dock-high and two are at grade. There are 254 parking spaces (2.65 spaces per 1,000 square feet). The building has direct access to I-405 and is in close proximity to I-105 and airport cargo facilities.
Access to the site is via a curb cut on Hillcrest Blvd and one on Glasgow Ave.
At the site both are secondary roads that are 66 feet wide with one lane of traffic in either direction. The property is 100.0% leased to The Harper Group, of which 74,000 square feet of the NRA is subleased to J&J International
Trucking of California, Inc.

THE COVE PORTFOLIO - CHI. Bensenville, IL

The Cove Portfolio - CHI is situated on an approximately 4.5 acre rectangular site in Bensenville, IL. Constructed in 1994, the property consists of 92,000 square feet of NRA which includes 72,000 square feet of warehouse space (78.3%
of NRA) and 20,000 square feet of office space (21.7% of NRA). The building is fully sprinklered, has a clear ceiling height of 24 feet and a total of 18 overhead doors of which 17 are dock-high and one is located in a low bay. The building is located in the primary off-airport freight forwarder market serving
O'Hare International Airport. The property is located adjacent to O'Hare with excellent access to both the existing on-airport cargo area, as well as to the site proposed for additional on-airport cargo facilities. Access to the site is via a curb cut on Supreme Drive. Supreme Drive is an industrial service road that has one lane in both directions. The property is 100.0% leased to Underwing
International. At origination, Millennium CAF II, LLC guaranteed payment of two years of rent at this property ($1,080,000).
--------------------------------------------------------------------------------

                                    59 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
160 WILLIAM F. MCCLELLAN HIGHWAY. Boston, MA

160 William F. McClellan Highway is situated on an approximately 2.8 acre site in East Boston, MA. Constructed in 1979, the property consists of 20,988 square feet of NRA which includes 18,988 square feet of warehouse space (90.5% of NRA)
and 2,000 square feet of office space (9.5% of NRA). The building is fully sprinklered, has a clear ceiling height of 18 feet, and a total of seven overhead doors with loading docks and no levelers. This property is less than one mile from loading facilities at Logan Airport, and the stock of buildings in the immediate vicinity is older with similar ceiling heights and at the same time, limited, because the airport is located on a peninsula with limited industrially zoned land. Access to the site is via a curb cut on McClellan and on Bennington Street. The property is 100.0% leased to Horizon Air Services Inc.
Horizon Air Services Inc. vacated the property in December 2005 but continues to pay rent under a lease expiring in December 2014; however, approximately 66% of the space is currently sub-leased to JetBlue Airways Corporation. Millennium CAF
II, LLC guaranteed payment of one year of rent at this property ($272,844).

THE MARKETS(1). The properties are located in 4 cities in California, Illinois, and Massachusetts.

THE EXCHANGE BUILDING 5, 6, AND THE COVE PORTFOLIO -- LA are all located in the
South Bay industrial market. The South Bay industrial market contains approximately 222 million square feet of industrial space and accounts for 25.3%
of the total inventory in Los Angeles County. The market availability rate for
Third Quarter 2005 is 4.76%, which decreased from an availability rate of 5.12%
as of the Second Quarter 2005. The average asking lease rate of the South Bay market was $7.20 per square foot per year.

THE EXCHANGE BUILDING 5 AND 6 are located in the Hawthorne submarket, which has an availability rate of 2.8%. The market rental rate for large warehouse/distribution space is $12.00 per square feet and $15.00 per square feet for mezzanine office space for Bldg. 5. The market rental rate is $10.92 per square foot for Bldg. 6.

THE COVE PORTFOLIO - LA is located in the Inglewood submarket, which has an availability rate of 4.35%. The market rental rate for the subject is $10.20 per square feet.

THE COVE PORTFOLIO - CHI is located in the O'Hare industrial submarket with access to both the existing on-airport cargo area, as well as to the site proposed for additional on-airport cargo facilities. The O'Hare submarket has an
8.4% vacancy rate versus the overall Chicago MSA vacancy rate of 8.8%. This submarket contains approximately 107 million square feet of industrial space and accounts for 10.3% of the total inventory in the Chicago MSA. The average asking lease rate in the O'Hare submarket ranges from $3.50 per square feet to $5.50 per square feet.

160 WILLIAM F. MCCLELLAN HIGHWAY is located in the Close-In North industrial market. The Close-In North industrial market contains approximately 8.1 million square feet of industrial space and accounts for 6.0% of the total inventory in the overall suburban market. The property is located approximately 1.5 miles from Logan International Airport. The greater suburban industrial market has an availability rate of 18.1% compared with the Close-In North availability rate for general industrial buildings of 10.8% for the Third Quarter 2005. The property is located in East Boston and a direct peer group analysis reveals an availability rate of 8.24% for properties located in East Boston and Chelsea.
The property's contract rent is $13.00 per square feet which is within the market rent range of $10.00 to $15.00 per square feet.

PROPERTY MANAGEMENT. The properties are managed by Cargo Ventures LLC, an affiliate of the borrower.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the appraisal reports on the
      Millennium Industrial Portfolio dated January 2006.

                                    60 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE

            NUMBER OF   SQUARE                                          CUMULATIVE   CUMULATIVE %  CUMULATIVE  CUMULATIVE %
             LEASES      FEET     % OF NRA   BASE RENT     % OF BASE    SQUARE FEET     OF NRA      BASE RENT  OF BASE RENT
YEAR        EXPIRING   EXPIRING   EXPIRING    EXPIRING   RENT EXPIRING   EXPIRING      EXPIRING     EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------

VACANT         0              0      0.0%            $0        0.0%             0        0.0%              $0       0.0%
2006 & MTM     0              0      0.0              0        0.0              0        0.0%              $0       0.0%
2007           0              0      0.0              0        0.0              0        0.0%              $0       0.0%
2008           0              0      0.0              0        0.0              0        0.0%              $0       0.0%
2009           0              0      0.0              0        0.0              0        0.0%              $0       0.0%
2010           2         98,147     16.8      1,009,297       16.6         98,147       16.8%      $1,009,297      16.6%
2011           2         25,139      4.3        321,008        5.3        123,286       21.1%      $1,330,305      21.8%
2012           0              0      0.0              0        0.0        123,286       21.1%      $1,330,305      21.8%
2013           0              0      0.0              0        0.0        123,286       21.1%      $1,330,305      21.8%
2014           2        236,399     40.5      2,596,442       42.6        359,685       61.6%      $3,926,746      64.4%
2015           0              0      0.0              0        0.0        359,685       61.6%      $3,926,746      64.4%
2016           3        224,359     38.4      2,167,942       35.6        584,044      100.0%      $6,094,688     100.0%
AFTER          0              0      0.0              0        0.0        584,044      100.0%      $6,094,688     100.0%
----------------------------------------------------------------------------------------------------------------------------
TOTAL          9        584,044    100.0%    $6,094,688     100.00%
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      SIGNIFICANT TENANTS ROLLING IN 2010

                                                            SQUARE      ANNUAL      % OF 2010    PROPERTY RENT
                                                             FEET        BASE       BASE RENT     PSF/MARKET
PROPERTY NAME               TENANT                         EXPIRING      RENT      EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------

THE COVE PORTFOLIO -- LA    The Harper Group                96,039    $  977,677      96.9%      $10.18/$10.20
THE EXCHANGE BUILDING 5     IJS Global Inc.                  2,108        31,620       3.1       $15.00/$15.00
---------------------------------------------------------------------------------------------------------------
TOTAL                                                       98,147    $1,009,297     100.0%
---------------------------------------------------------------------------------------------------------------
2010 TOTAL BASE RENT:       $1,009,297
---------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2010.

(2)   Based on certain information obtained from the appraisal.

---------------------------------------------------------------------------------------------------------------
                                      SIGNIFICANT TENANTS ROLLING IN 2014

                                                            SQUARE      ANNUAL      % OF 2014    PROPERTY RENT
                                                             FEET        BASE       BASE RENT     PSF/MARKET
PROPERTY NAME               TENANT                         EXPIRING      RENT      EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------

THE EXCHANGE BUILDING 6     BAX Global                     215,411    $2,323,598      89.5%      $10.79/$10.92
160 WILLIAM F. MCCLELLAN
  HIGHWAY                   Horizon Air Services, Inc.      20,988       272,844      10.5       $13.00/$12.50
---------------------------------------------------------------------------------------------------------------
  TOTAL                                                    236,399    $2,596,442     100.0%
---------------------------------------------------------------------------------------------------------------
2014 TOTAL BASE RENT:       $2,596,442
---------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2014.

(2)   Based on certain information obtained from the appraisal.

                                    61 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      SIGNIFICANT TENANTS ROLLING IN 2016

                                                            SQUARE      ANNUAL      % OF 2016    PROPERTY RENT
                                                             FEET        BASE       BASE RENT     PSF/MARKET
PROPERTY NAME               TENANT                         EXPIRING      RENT      EXPIRING(1)    RENT PSF(2)
---------------------------------------------------------------------------------------------------------------

THE EXCHANGE BUILDING 5     Pilot Air Freight               85,000    $1,071,000      49.4%      $12.60/$12.00
THE EXCHANGE BUILDING 5     Air Container Transport, Inc    47,359       556,942      25.7       $11.76/$12.00
THE COVE PORTFOLIO -- CHI   Underwing International         92,000       540,000      24.9       $5.87/$4.50
---------------------------------------------------------------------------------------------------------------
TOTAL                                                      224,359    $2,167,942     100.0%
---------------------------------------------------------------------------------------------------------------
2016 TOTAL BASE RENT:       $2,167,942
---------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2016.

(2)   Based on certain information obtained from the appraisal.

                                    62 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                         MILLENNIUM INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

    [3 MAPS INDICATING LOCATIONS OF MILLENNIUM INDUSTRIAL PORTFOLIO OMITTED]

                                    63 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

               [4 PHOTOS OF VILLAGE PROPERTIES PORTFOLIO OMITTED]

                                    64 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $41,719,000
CUT-OFF DATE PRINCIPAL BALANCE:         $41,719,000
% OF POOL BY IPB:                       1.9%
LOAN SELLER:                            PNC Real Estate Finance
BORROWER:                               BC Wood Investment Fund II, LLC,
                                        Danville Manor, LLC, BC Wood
                                        Investment Holdings III, LLC
SPONSOR:                                Brian C. Wood
ORIGINATION DATE:                       2/16/2006
INTEREST RATE:                          5.186417%
INTEREST-ONLY PERIOD:                   24 months
MATURITY DATE:                          03/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(36),Def(80),O(4)
CROSS-COLLATERALIZATION:                Yes
LOCK BOX:                               No
ADDITIONAL DEBT:                        $2,616,500
ADDITIONAL DEBT TYPE:                   B-Note
LOAN PURPOSE:                           Refinance/Acquisition

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                               INITIAL            MONTHLY
                                             ------------------------------
TAXES:                                                $0           $47,772
INSURANCE:                                            $0           $15,285
CAPEX:                                                $0           $17,864
TI/LC:                                                $0           $12,974
ENGINEERING:                                     $28,125                $0
OTHER:                                           $29,700(1)             $0

--------------------------------------------------------------------------------
                               PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Portfolio (3 loans and
                                        10 properties)
TITLE:                                  Fee(2)
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         1,176,757
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              96.9%
OCCUPANCY DATE:                         Various
NUMBER OF TENANTS:                      121

HISTORICAL NOI:
   2004:                                $4,206,428
   2005:                                $5,137,713

AVERAGE IN-LINE SALES/SF:
UW REVENUES:                            $5,983,499
UW EXPENSES:                            $1,839,014
UW NOI:                                 $4,144,485
UW NET CASH FLOW:                       $3,591,205
APPRAISED VALUE:                        $52,340,000
APPRAISAL DATE:                         Various

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                             A-NOTE             WHOLE LOAN
                                          -----------------------------------
CUT-OFF DATE LOAN/SF:                          $35                  $38
CUT-OFF DATE LTV:                             79.7%                84.7%
MATURITY DATE LTV:                            69.3%                74.2%
UW DSCR:                                      1.31x                1.16x

--------------------------------------------------------------------------------------------------
                                       SIGNIFICANT TENANTS

                          RATINGS                  % OF
TENANT SUMMARY         MOODY'S/ S&P   TOTAL SF   TOTAL SF   BASE RENT PSF   LEASE EXPIRATION YEAR
--------------------------------------------------------------------------------------------------

PEEBLE'S                               120,420    10.2%         2.92              2008-2015
FRED'S                                 100,215     8.5%         3.49              2007-2009
TRACTOR SUPPLY CO.(3)                   95,948     8.2%         4.33              2007-2014
--------------------------------------------------------------------------------------------------

(1)   $29,700 upfront other reserve was established at closing for the Danville
      Manor Shopping Center Loan.

(2)   Beech Lake Shopping Center and Tullahoma Shopping Center are fee/leasehold interests.

(3)   Includes the 25,000 square feet that Tractor Supply is subleasing from
      Wal-Mart.

                                    65 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIO SUMMARY

                                                                                                                 ALLOCATED
         PROPERTY NAME                LOCATION        YEAR BUILT   SQUARE FEET   OCCUPANCY      LEAD TENANTS      LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------

BEECHLAKE SHOPPING CENTER         Lexington, TN         1988         141,960       100%           Fred's          $5,080,000
FRANKLIN SHOPPING CENTER          Franklin, KY          1975          75,888       100%       Lottery Bingo       $1,920,000
HUMBOLDT SHOPPING CENTER          Humboldt, TN          1973         115,847      89.7%          Peebles          $2,400,000
LAWRENCEBURG SHOPPING CENTER      Lawrenceburg, TN      1972         174,788      99.3%        Wal-Mart(1)        $5,360,000
LINCOLN PARK SHOPPING CENTER      Fayetteville, TN      1980         130,716       100%       Tractor Supply      $4,264,000
MARSHALL COUNTY PLAZA             Lewisburg, TN         1978          94,570       100%          Goodwill         $2,584,000
RIVER OAKS SHOPPING CENTER        Fayetteville, TN      1974          93,050      95.7%           Fred's          $4,392,000
WESTGATE SHOPPING CENTER          Pulaski, TN           1979          93,444       100%           Fred's          $2,800,000
DANVILLE MANOR SHOPPING CENTER    Danville, KY          1970         185,444      91.0%     Peddlers Mall, LLC    $9,807,000
TULLAHOMA SHOPPING CENTER         Tullahoma, TN         1987          71,050      95.5%         Food Lion         $3,112,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                             1,176,757      96.9%                          $41,719,000
-----------------------------------------------------------------------------------------------------------------------------

(1)   Tractor Supply and Big Lots sublease from Wal-Mart.

THE LOAN. The Village Properties Portfolio is comprised of 3 separate loans secured by 10 anchored retail properties in Kentucky and Tennessee. Two notes totaling $31,912,000 provided acquisition financing for 9 properties totaling
991,313 square feet. The third loan for $9,807,000 was used to refinance the
Sponsor's 185,444 square feet anchored retail property in Danville, Ky. All three loans are cross collateralized and cross defaulted. Each loan has an interest only period of 24 months and the capital structure includes an additional 3 Mezzcap B-Notes totaling $2,616,500.

THE BORROWER. The 3 Borrowing entities are: BC Wood Investment Fund II LLC,
Danville Manor, LLC, and BC Wood Investment Holdings III, LLC Brian C. Wood
(99%) and his wife, Lori (1%), are the sole owners. Mr. Wood is the non-recourse indemnitor for the 3 loans.

THE SPONSOR. Brian Wood is a real estate investor with a considerable net worth.
Entities owned or controlled by Mr. Wood own and manage more than 3 million square feet of retail property in Kentucky and Tennessee. BC Wood Companies, LLC a full service real estate company owned by Mr. Woods based in Lexington,
Kentucky, manages the properties. This business was formed in 1961 by Mr. Wood's father who ceded control to Brian Wood in 1995.

THE PROPERTIES. The Village Properties Portfolio is comprised of 10 anchored retail properties totaling 1,176,757 square feet in Tennessee and Kentucky. The properties are anchored with national and regional tenants including Tractor
Supply, Peebles, Dollar General and Fred's. Non-anchor spaces are leased to a mixture of national, regional and local tenants including Aaron Rents, Sears,
Auto Zone and Radio Shack. Many of these properties are former Wal-Mart locations that were retenanted after Wal-Mart built larger Supercenters. The properties have additional shadow anchors and are located in areas considered to be prime retail within their respective markets. The trade areas for most of the properties are regional extending beyond 5 miles.

RELEASE. Provided that no event of default exists, the Tullahoma Shopping Center
Property may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to: (1) a debt service coverage ratio of at least 1.25 and a combined loan to value ratio of no more than 80%.

THE MARKETS(1). All of the properties are located in primary retail corridors for the markets they serve. All are anchored and most have additional shadow anchors. There are no published reports for these markets, however, occupancy costs in these properties are relatively low and the trade areas are relatively large. These properties have attracted a mix of local, regional and national tenants to serve their respective trade areas and historical occupancy has been good.

The properties are all geographically diverse and located in 7 different
Tennessee and Kentucky counties. The county populations are typical of the trade area sizes and average approximately 40,000 people each. The average median household income for these trade areas is in a range between $35,000 and
$40,000. Each trade area has its own economic factors, but on average each market is forecast to have population and income growth ranging between .5% and
1.0% annually. These are stable markets and no individual property dominates the portfolio.

PROPERTY MANAGEMENT: Management for all ten properties is provided by BC Wood
Companies, LLC. The company manages a portfolio in excess of 3 million square feet in Tennessee and Kentucky.

(1)   Certain information was obtained from the Village Properties appraisals dated between September 19, 2005 and October 15, 2005.

                                    66 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE

             NUMBER OF    SQUARE                                        CUMULATIVE   CUMULATIVE %  CUMULATIVE  CUMULATIVE %
              LEASES       FEET    % OF NRA  BASE RENT    % OF BASE     SQUARE FEET     OF NRA      BASE RENT  OF BASE RENT
YEAR         EXPIRING    EXPIRING  EXPIRING  EXPIRING    RENT EXPIRING    EXPIRING      EXPIRING     EXPIRING    EXPIRING
----------------------------------------------------------------------------------------------------------------------------

VACANT             NAP     37,384    3.2%       NAP           NAP           37,384       3.2%         NAP           NAP
2006 & MTM          26    206,347   17.5      $886,148       17.3%         243,731     20.70%        $886,148      17.3%
2007                17    143,587   12.2       595,967       11.6          387,318      32.9%      $1,482,115      28.9%
2008                30    250,281   21.3     1,026,520       20.0          637,599      54.2%      $2,508,635      48.9%
2009                16    156,099   13.3       719,269       14.0          793,698      67.4%      $3,227,904      62.9%
2010                13     98,810    8.4       429,244        8.4          892,508      75.8%      $3,657,148      71.2%
2011                 4     67,424    5.7       232,098        4.5          959,932      81.6%      $3,889,246      75.7%
2012                 2     30,400    2.6       168,048        3.3          990,332      84.2%      $4,057,294      79.0%
2013                 2     20,040    1.7       111,953        2.2        1,010,372      85.9%      $4,169,247      81.2%
2014                 6     99,459    8.5       514,000       10.0        1,109,831      94.3%      $4,683,247      91.2%
2015                 3     30,786    2.6       180,569        3.5        1,140,617      96.9%      $4,863,816      94.7%
2016                 1      7,140    0.6        66,630        1.3        1,147,757      97.5%      $4,930,446      96.0%
THEREAFTER           1     29,000    2.5       204,450        4.0        1,176,757     100.0%      $5,134,896     100.0%
----------------------------------------------------------------------------------------------------------------------------
TOTAL              121  1,176,757  100.0%   $5,134,896      100.0%

---------------------------------------------------------------------------------------------------------
                               SIGNIFICANT TENANTS ROLLING IN 2006 & MTM

                                                      SQUARE     ANNUAL    % OF 2006& MTM   TENANT RENT
                                                       FEET       BASE       BASE RENT       PSF/MARKET
      PROPERTY NAME                 TENANT           EXPIRING     RENT      EXPIRING(1)     RENT PSF(2)
---------------------------------------------------------------------------------------------------------

LAWRENCEBURG SHOPPING CENTER   Wal-Mart                65,904   $230,664       26.0%        $3.50/$4.19
FRANKLIN SHOPPING CENTER       Lottery/Bingo           30,600     83,500        9.4         $2.73/$3.25
RIVER OAKS SHOPPING CENTER     Goodwill                15,460     65,705        7.4         $4.25/$4.66
TULLAHOMA SHOPPING CENTER      Movie Gallery            4,550     45,500        5.1         $10.00/$5.18
---------------------------------------------------------------------------------------------------------
TOTAL                                                 116,514   $425,369       48.0%
---------------------------------------------------------------------------------------------------------
2006 & MTM TOTAL BASE RENT:    $886,148
---------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2006 and on a month to month basis.

(2)   Based on certain information obtained from the appraisal

-------------------------------------------------------------------------------------------------------
                                  SIGNIFICANT TENANTS ROLLING IN 2008

                                                      SQUARE     ANNUAL     % OF 2008    PROPERTY RENT
                                                       FEET       BASE      BASE RENT     PSF/MARKET
     PROPERTY NAME                  TENANT           EXPIRING     RENT     EXPIRING(1)    RENT PSF(2)
-------------------------------------------------------------------------------------------------------

LAWRENCEBURG SHOPPING CENTER   Peebles                 25,550    $89,425       8.7%       $3.50/$4.19
BEECHLAKE SHOPPING CENTER      Fred's                  22,950     87,669       8.5        $3.82/$4.19
RIVER OAKS SHOPPING CENTER     Fred's                  18,200     72,800       7.1        $4.00/$4.66
MARSHALL COUNTY PLAZA          Fred's                  22,310     66,930       6.5        $3.00/$4.19
BEECHLAKE SHOPPING CENTER      Magic Dollar            12,514     58,690       5.7        $4.69/$4.50
TULLAHOMA SHOPPING CENTER      Aaron's Rent to Own     12,760     58,080       5.7        $4.55/$4.66
-------------------------------------------------------------------------------------------------------
TOTAL                                                 114,284   $433,594      42.2%
-------------------------------------------------------------------------------------------------------
2008 TOTAL BASE RENT:          $1,026,520
-------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2008.

(2)   Based on certain information obtained from the appraisal

                                    67 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

        [MAP INDICATING LOCATION OF VILLAGE PROPERTIES PORTFOLIO OMITTED]

                                    68 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

             [2 SITE PLANS OF VILLAGE PROPERTIES PORTFOLIO OMITTED]

                                    69 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                          VILLAGE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

             [2 SITE PLANS OF VILLAGE PROPERTIES PORTFOLIO OMITTED]

                                    70 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    71 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

                [4 PHOTOS OF PANOS/SMITH HOTEL PORTFOLIO OMITTED]

                                    72 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $41,300,000
CUT-OFF DATE PRINCIPAL BALANCE:         $41,300,000
% OF POOL BY IPB:                       1.9%
LOAN SELLER:                            IXIS Real Estate Capital Inc.
BORROWER:                               Smith/Curry Hotel Group Kings Grant
                                        LLC, Smith/Curry Hotel Group
                                        HH-Harris LLC, Smith/Curry Hotel
                                        Group Manchester Village LLC,
                                        Smith/Curry Hotel Group Pineville
                                        II LLC, Smith/Curry Hotel
                                        Group CI-Harris LLC
SPONSOR:                                C. W. Smith and H. Lee Curry
ORIGINATION DATE:                       02/28/06
INTEREST RATE:                          5.740000%
INTEREST-ONLY PERIOD:                   12 months
MATURITY DATE:                          03/05/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  300 months
REMAINING AMORTIZATION:                 300 months
CALL PROTECTION:                        L(24), Def(93), O(3)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                           INITIAL              MONTHLY
                                           ----------------------------------
TAXES:                                        $93,099              $31,033
INSURANCE:                                    $38,595              $12,868
SEASONALITY RESERVE(1)                            N/A                  N/A
FF&E(2):                                           $0              $12,939

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Hotel -- Various
ROOMS:                                  580
LOCATION:                               Various
YEAR BUILT:                             Various
OCCUPANCY:                              71%
OCCUPANCY DATE:                         12/31/2005

HISTORICAL NOI:
     2004:                              $3,649,297
     2005(3):                           $4,801,851

UW REVENUES:                            $13,813,113
UW EXPENSES:                            $8,946,729
UW NOI:                                 $4,866,384
UW NET CASH FLOW:                       $4,313,859
APPRAISED VALUE (AS IS):                $59,600,000
APPRAISAL DATE:                         Various

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                  MORTGAGE
                                         TRUST ASSET                LOAN
                                        ----------------------------------------
CUT-OFF DATE LOAN/ROOM:                    $71,207                $71,207
CUT-OFF DATE LTV:                           69.3%                  69.3%
MATURITY DATE LTV:                          55.3%                  55.3%
UW DSCR:                                    1.38x                  1.38x

--------------------------------------------------------------------------------------------------------------------------------
                                                       PROPERTY SUMMARY
                                                                                                             ORIGINAL ALLOCATED
                                   LOCATION      # OF                 APPRAISED VALUE   ORIGINAL ALLOCATED    LOAN AMOUNT PER
PROPERTY                         (CITY,STATE)    ROOMS   YEAR BUILT       (AS IS)          LOAN AMOUNT              ROOM
--------------------------------------------------------------------------------------------------------------------------------

HAMPTON INN -- SPEEDWAY          Concord, NC      125       2000        $19,600,000        $13,581,879            $108,665
HILTON GARDEN INN -- PINEVILLE   Pineville, NC    112       2000         $9,000,000         $6,236,577             $55,684
HILTON GARDEN INN -- ROCK HILL   Rock Hill, SC    127       2001        $11,400,000         $7,899,664             $62,202
HILTON GARDEN INN -- NORTH       Charlotte, NC    112       1999        $11,800,000         $8,176,846             $73,008
COMFORT SUITES -- NORTH          Charlotte, NC    104       2001         $7,800,000         $5,405,034             $51,791
--------------------------------------------------------------------------------------------------------------------------------

(1)   The following amounts are collected on the payment dates in the following months: April: $8,544, May: $69,544, June: $12,544, July: $4,544, August:
      $22,544, and September: $37,544.

(2)   One-twelfth of 4% gross revenue for previous calendar year.

(3)   As of December 31, 2005 per the Agreed Upon Procedures.

                                    73 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                    PROPERTY HISTORICAL OPERATING STATISTICS

                                         OCCUPANCY                     ADR                       REVPAR

PROPERTY                           2003     2004     2005     2003     2004     2005     2003     2004     2005
-----------------------------------------------------------------------------------------------------------------

HAMPTON INN -- SPEEDWAY           68.55%   76.20%   80.19%   $89.10   $89.77   $94.31   $61.08   $68.40   $75.63
HILTON GARDEN INN -- PINEVILLE    59.12%   59.19%   64.53%   $70.04   $72.12   $79.13   $41.41   $42.69   $51.06
HILTON GARDEN INN -- ROCK HILL    66.13%   68.17%   72.50%   $68.33   $72.04   $77.84   $45.19   $49.11   $56.43
HILTON GARDEN INN -- NORTH        57.87%   63.27%   68.30%   $77.12   $79.95   $89.06   $44.63   $50.58   $60.82
COMFORT SUITES -- NORTH           43.39%   55.72%   66.16%   $69.53   $63.78   $69.56   $30.17   $35.54   $46.02
-----------------------------------------------------------------------------------------------------------------

THE LOAN. The mortgage loan is secured by the fee interest in a five-property,
580-room cross-collateralized portfolio of hotels located in and around
Charlotte, N.C. The mortgage loan does not provide for any property releases.

THE BORROWER. The borrowers are special purpose entities owned by the sponsors,
C.W. Smith and H. Lee Curry.

Mr. Smith and Mr. Curry have been in the hospitality business since 1987 when they built their first hotel in Gastonia, North Carolina. Their company,
Panos-Smith Hotel Group, currently owns eight hotels, all located in the greater
Charlotte area. Mr. Smith previously built and owned companies that made transmissions for GM and Mr. Curry was his chief financial officer.

THE PROPERTIES.

HILTON GARDEN INN -- NORTH

Hilton Garden Inn -- North is a modified full-service lodging facility containing 112 rentable units, 2,500 square feet of meeting space, a restaurant, a business center, an indoor/outdoor pool, exercise room, guest laundry, and back-of-the-house facilities.

The hotel is located within the northeast quadrant formed by the intersection of
Interstate 77 and W.T. Harris Boulevard, in the City of Charlotte, North
Carolina. The hotel is situated approximately 13 miles north of the international airport and 10 miles north of the Charlotte central business district. Primary vehicular access to the property is provided by Statesville
Road. According to the property appraisal, the Hilton Garden Inn North benefits from access off Interstate 77 and is located less than 1/2 mile from the North
Lake Mall.The hotel is located on the main intersection that is traveled daily by many corporate clients. The Hilton Garden Inn North's demand is driven by business travelers (95% of demand in 2005) during the workweek. Offering a free shuttle service not only to corporate offices within a five mile radius, but also for guests visiting the North Lake Mall should have a positive effect on each of these market segments. The top five accounts for the Hilton Garden Inn
North in 2005 include: Carrier (850 rooms at $74.00 ADR), Electrolux (650 rooms at $69.00 ADR), Aramak (600 rooms at $91.00 ADR), Bic (570 rooms at $79.00 ADR)
and United Technologies (400 rooms at $84.00 ADR). Other nearby businesses include: Lucent technologies (0.5 miles east), Husqvarna (1.0 mile north),
Aramark (1.0 mile north) and BIC Corporation (1.5 miles northwest).

COMFORT SUITES -- NORTH

Comfort Suites -- North is a limited-service lodging facility containing 104 rooms, 1,000 square feet of meeting space, a breakfast area where complimentary breakfast is served daily, a business center, an outdoor pool, exercise room, guest laundry, and appropriate back-of-the-house facilities. The hotel is located within the northeast quadrant formed by the intersection of Interstate
77 and W.T. Harris Boulevard, Charlotte, North Carolina. The hotel is situated approximately 14 miles north east of the international airport and 10 miles north of the Charlotte central business district. Primary vehicular access to the property is provided by Smith Corners Boulevard. Comfort Suites is close not only to Interstate 77, but also has easy access to Interstate 85. Comfort Suites
-- North's demand is driven by business travelers (99.3% of demand in 2005)
during the workweek. According to the property appraisal, the top five accounts for the Comfort Suites -- North in 2005 include: Applied Polymerics (949 rooms at $54.95 ADR), Hecht's (830 rooms at $96 ADR), Metrolina Expo (713 rooms at
$59.95 ADR), Tidewater Skanska (699 rooms at $49.95 ADR) and Cronatron (657 rooms at $64.95 ADR). Other nearby businesses include Lucent Technology (0.5 miles east), Husqvarna (1 mile north), Aramark (1 mile north), and BIC
Corporation (1.5 miles NW).

Interstate 77 and Interstate 85. Locally, Polk Street, Carolina Place
Parkway/Leitner Drive, and Nations Ford Road provide north/south access through the area, while Park Road and Pineville-Matthews Road provide the area with east/west motor travel.

                                    74 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

HILTON GARDEN INN -- ROCK HILL

Hilton Garden Inn -- Rock Hill is a focused-service lodging facility containing
127 rooms, outdoor pool and whirlpool, exercise room, business center, convenience market, 3,482 square feet of meeting space, a breakfast area, guest laundry and back-of-the-house-facilities. The subject property is located on the northwest quadrant of the intersection formed by Interstate 77 and North Dave
Lyle Boulevard, in Rock Hill, South Carolina. The hotel is situated 25 miles south of the international airport and 23 miles from the Charlotte central business district. Access to the property is provided by North Dave Lyle
Boulevard and Interstate 77. Interstate 77 provides access to central South
Carolina and continues as far north as Ohio. The subject site benefits from accessibility and visibility within the local neighborhood.

HILTON GARDEN INN -- PINEVILLE

The Hilton Garden Inn -- Pineville is a limited-service lodging facility containing 112 rooms, indoor whirlpool, convenience market, 2,502 square feet of meeting space, a breakfast area, a business center, exercise room, guest laundry and back-of-the-house-facilities. The hotel is located on the southeast quadrant of the intersection formed by Pineville-Matthews Road and Towne Centre
Boulevard, Pineville, North Carolina. The Hotel is situated 15 miles south of the international airport and approximately 13 miles south of the central business district. According to the property appraisal, access is provided by
Pineville-Matthews Road (State Highway 51) and north/south Interstate 485.

HAMPTON INN -- SPEEDWAY

The Hampton Inn & Suites is a limited-service lodging facility containing 125 rooms, 2,004 square feet of meeting space, outdoor pool, whirlpool, a breakfast area, a business center, exercise room, guest laundry, convenience market and appropriate back-of-the-house-facilities. The subject property is located on the northeast quadrant of the intersection formed by Interstate 85 and Speedway
Boulevard, in Concord, North Carolina. The hotel is situated approximately 19 miles north west of the international airport, 4 miles east of the Concord
Regional Airport and 17 miles north of the Charlotte central business district.
Access to the property is provided by east/west Concord Mills/Speedway Boulevard and north/south Interstate 85.

THE MARKETS. Charlotte is the center of the nation's fifth largest urban region and with a population of approximately 632,760 is the largest city within the region. Of the major distribution centers in the Southeast, Charlotte has 6.9 million and Atlanta has 7.5 million people living within a 100-mile radius. The radius population well exceeds Miami's 5.8 million and the 2.6 million around
Memphis. Charlotte is among the financial, distribution and transportation centers for the urban region.

According to the property appraisal, North Carolina's economy continues to make notable progress on many fronts. During the past ten years, 8,468 new firms have invested $9.6 billion in new Charlotte facilities. Abundant modern office space is conveniently located throughout the city, with 6.7 million square feet available for lease. The growth of service jobs in particular has been helpful in cushioning a decline in manufacturing employment. According to U.S. Bureau of
Labor Statistics, from 1994-2004, the state gained 613,000 service-providing jobs, an increase of 26%. North Carolina is also a leading financial center with
Bank of America (nation's 2nd largest bank with approximately $736 billion in assets) and Wachovia (nation's 4th largest bank with $499 billion in assets)
both headquartered in Charlotte. Charlotte serves as the subsidiary headquarters for many major national and international companies. Major employers include
Computer Associates, R.F. Micro Devices (Charlotte division), Clarke American,
GE Polymerland, Americredit, GE Polymershapes, Ingersoll-Rand, and GE Power
Systems E Commerce Division.

Charlotte-Douglas International Airport currently ranks as the 16th busiest airport in the nation. With over 600 daily departures, the airport provides non-stop travel to 117 destinations, including 25 international cities. The airport will begin construction of a 9,000-foot runway, the airport's fourth, in
Fall 2006. In 2006, the airport is also adding an additional 3,000-space parking deck and installing a wireless environment. Historically, passenger counts at
Charlotte Douglas International Airport increased steadily, expanding at an average annual rate of 1.6% between 1997 and 2004. Compared to prior years, passenger traffic declined in only two periods - 1999 and 2003. Furthermore, in the periods following those years, traffic was up considerably, as indicated by the increase of 7.6% in 2000, 10.8% in 2004, and 14.0% for the year-to-date period through October 2005.

PINEVILLE

Pineville is a small town, located in suburban Charlotte. According to the property appraisal, the Carolina Place Mall is continuing to expand, with new stores including REI being added in 2006. While the town of Pineville does not have much developable land remaining, it is strategically positioned to take advantage of a variety of businesses generated by major corporations in the
Charlotte area, as well as those moving into the suburbs or into South Carolina to take advantage of state tax incentives. The neighboring Ballantyne area will attract additional commercial demand with Ballantyne Corporate Park, a 535-acre master-planned office community zoned for five million square feet of office space, medical office, and restaurants. Greenways are being built along the city's many creeks, preserving the natural beauty of the area and connecting neighborhoods and business communities. In addition, the completion of the southern leg of Charlotte Area Transit System's light rail in early 2007 will bring retail and residential growth near the terminal, situated just north of
Interstate 485 in Pineville.

                                    75 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

ROCK HILL

According to the property appraisal, Rock Hill area is part of the greater
Charlotte economic base, which is one of the fastest growing economic bases in the country. The largest employer for the market is the Piedmont Medical Center.
With almost 300 beds and ever expanding services, this facility serves residents of York, Chester, and Lancaster counties. The market is in the midst of strengthening, and the general outlook for the area is optimistic with an expectation of continued growth in 2006. The new Manchester Village shopping center, located directly to the west of the subject property, has already established itself as a major retail outlet. The Galleria mall is also under new ownership and will be expanding in 2006 with new retail establishments and restaurants, as well as a revitalized exterior and signage. In addition, 3D
Systems will be relocating to Rock Hill in the fall of 2006. It will be consolidating its corporate headquarters, operations, and R&D facilities into this new facility.

CONCORD

According to the appraisal, the City of Concord is a growing market for business and tourism in the greater Charlotte area. The completion of the eastern leg of the Interstate 485 outer loop has made the area more accessible, and the future completion of the leg joining Interstate 77 and Interstate 85 will open the area to even more opportunities for growth. Tourist attractions such as Lowe's Motor
Speedway and Concord Mills have bolstered the lodging and retail industries in recent years. The opening of the Embassy Suites in 2006 will provide additional opportunities in attracting meetings and groups to the area. The expansion of the Concord Regional Airport will also allow for more freight and commuter travel in the area, which will further strengthen the area's popularity with racing and automotive parts companies. As the City of Charlotte continues to expand, residential and retail will spread further into suburban areas such as
Concord. The market benefits from a variety of tourist and leisure attractions in the area. The peak season for tourism in this area is during the summer vacation months. However, shopping at the Concord Mills Mall and events at the
Speedway attract a steady flow of visitors throughout the year. During other times of the year, weekend demand comprises travelers passing through en route to other destinations, people visiting friends or relatives, and other similar weekend demand generators. Primary attractions in the area include: Concord
Mills Mall, the Charlotte area's number one tourist attraction, is located one mile west of the subject property. NASCAR Speed Park is located one mile west of the subject property. Lowe's Motor Speedway and The Dirt Track at Lowe's Motor
Speedway, the Charlotte area's third and fourteenth most popular tourist attractions, are located two miles east of the subject property. The Hendrick
Motorsports Museum, the Charlotte area's twelfth most popular tourist attraction, is located three miles southeast of the subject property. The Roush
Racing Museum, the Charlotte area's seventeenth most popular tourist attraction, is located three miles northeast of the subject property.

PROPERTY MANAGEMENT. The Hilton Garden Inn North and the Comfort Suites North
are managed by Strand Development Company LLC. The Hilton Garden Inn Pineville,
Hilton Garden Inn Rock Hill and the Hampton Inn Speedway are managed by HP Hotel
Management.

Strand Development Corporation was established in 1970 for the purpose of developing and operating Holiday Inn Hotels in Myrtle Beach, South Carolina.
Throughout the 1970s, Strand Development owned and operated the Holiday Inn
North, Holiday Inn Downtown, Holiday Inn Surfside and the Holiday Lodge. During
this period, the Company grew to be the largest hotel operator on the Grand
Strand - the entire Myrtle Beach Area - with more than 700 hotel rooms & 500 employees. Currently Strand Development Company, LLC manages 18 hotels in the
South Eastern United States.

HP Hotel Management Company owns and operates 17 hotels in Dallas, Texas and
Charlotte, North Carolina.

                                    76 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               HILTON GARDEN INN -- NORTH -- HISTORICAL OPERATING STATISTICS BY INDEX

                                                        2003                          2004                          2005

PROPERTY                                     OCCUPANCY    ADR     REVPAR   OCCUPANCY    ADR     REVPAR   OCCUPANCY    ADR     REVPAR
------------------------------------------------------------------------------------------------------------------------------------

HILTON GARDEN INN NORTH                         99.1%     108.7%   107.7%    100.0%     110.7%   110.7%     98.4%    110.7%   112.2%
COMFORT SUITES NORTH                            74.3%      98.0%    72.8%     87.4%      89.0%    77.8%     95.1%     89.0%    84.7%
FAIRFIELD INN NORTH                             92.5%      95.8%    88.6%     92.6%      90.4%    83.7%     98.0%     90.4%    93.9%
SPRINGHILL SUITES UNIVERSITY RESEARCH PARK     113.0%      98.6%   111.5%    108.3%     101.5%   110.0%    109.5%    101.5%   110.6%
HOLIDAY INN EXPRESS CHARLOTTE HUNTERSVILLE     111.3%      98.6%   109.8%    106.8%     104.3%   111.3%     98.0%    104.3%    96.4%
COUNTRY INN & SUITES LAKE NORMAN               111.3%      98.6%   109.8%    105.2%     101.5%   106.8%    111.0%    101.5%    95.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                COMFORT SUITES -- NORTH -- HISTORICAL OPERATING STATISTICS BY INDEX

                                                        2003                          2004                          2005

PROPERTY                                     OCCUPANCY    ADR     REVPAR   OCCUPANCY    ADR     REVPAR   OCCUPANCY    ADR     REVPAR
------------------------------------------------------------------------------------------------------------------------------------

COMFORT SUITES NORTH                           84.59%     87.44%   95.10%    98.03%     88.99%   77.73%    95.10%    89.06%   84.74%
HILTON GARDEN INN NORTH                        99.32%    100.47%   98.41%   108.64%    110.66%  111.10%    98.41%   114.06%  112.24%
FAIRFIELD INN NORTH                            92.47%     92.62%   97.98%    95.79%     90.37%   83.64%    97.98%    95.83%   93.91%
SPRINGHILL SUITES UNIVERSITY RESEARCH PARK    113.01%    108.32%  109.51%    98.61%    101.49%  109.86%   109.51%   100.95%  112.02%
HOLIDAY INN EXPRESS CHARLOTTE HUNTERSVILLE    111.30%    106.75%   97.98%    98.61%    104.27%  111.23%    97.98%    98.39%   96.41%
COUNTRY INN & SUITES LAKE NORMAN              111.30%    105.18%   96.54%    98.61%    101.49%  106.67%    96.54%    98.39%   94.99%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
        HILTON GARDEN INN -- PINEVILLE -- HISTORICAL OPERATING STATISTICS BY INDEX

                                         2004                            2005

PROPERTY                     OCCUPANCY     ADR     REVPAR    OCCUPANCY    ADR      REVPAR
-------------------------------------------------------------------------------------------

HILTON GARDEN INN             106.61%    109.70%   117.12%    106.91%    117.17%   125.21%
HAMPTON INN & SUITES          119.64%    109.00%   130.51%    116.78%    108.58%   126.76%
BEST WESTERN CROWN SUITES     100.00%     96.71%    96.79%    100.33%     95.38%    95.66%
QUALITY SUITES                 91.07%     95.18%    86.75%     92.11%     92.44%    85.11%
COMFORT SUITES                 87.50%     92.11%    80.66%     88.82%     89.51%    79.47%
HOLIDAY INN EXPRESS            91.07%     89.04%    81.15%     92.11%     86.57%    79.71%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
        HILTON GARDEN INN -- ROCK HILL -- HISTORICAL OPERATING STATISTICS BY INDEX

                                         2004                            2005

PROPERTY                     OCCUPANCY     ADR     REVPAR    OCCUPANCY    ADR      REVPAR
-------------------------------------------------------------------------------------------

HILTON GARDEN INN             106.36%    106.20%   112.90%    105.10%    112.17%   117.96%
WINGATE INN                   102.33%    100.91%   103.22%    107.95%     98.22%   106.09%
HAMPTON INN                   106.98%     99.42%   106.32%    106.45%     98.22%   104.61%
COURTYARD BY MARRIOTT         110.08%    100.91%   111.04%    107.95%     99.64%   107.62%
HOLIDAY INN                    75.97%     90.52%    68.28%     74.96%     88.26%    66.20%
-------------------------------------------------------------------------------------------

                                    77 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                               PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           HAMPTON INN -- SPEEDWAY -- HISTORICAL OPERATING STATISTICS BY INDEX

                                         2004                            2005

PROPERTY                     OCCUPANCY     ADR     REVPAR    OCCUPANCY    ADR      REVPAR
-------------------------------------------------------------------------------------------

HAMPTON INN & SUITES          109.47%    116.17%   113.82%    108.11%    108.40%   111.76%
WINGATE INN                   107.99%     98.21%    94.84%    102.70%     94.11%    92.18%
SPRINGHILL SUITES              97.63%     99.52%    86.89%    102.70%     94.11%    92.18%
-------------------------------------------------------------------------------------------

                                    78 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                           PANOS/SMITH HOTEL PORTFOLIO
--------------------------------------------------------------------------------

        [MAP INDICATING LOCATION OF PANOS/SMITH HOTEL PORTFOLIO OMITTED]

                                    79 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                              215 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

                    [PHOTO OF 215 PARK AVENUE SOUTH OMITTED]

                                    80 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                              215 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $38,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $38,000,000
% OF POOL BY IPB:                       1.8%
SHADOW RATING (MOODY'S/S&P):            Baa3/BBB-
LOAN SELLER:                            JPMorgan Chase Bank N.A.
BORROWER:                               Dever Properties, LLC
SPONSOR:                                Dever Properties, LLC
ORIGINATION DATE:                       03/01/06
INTEREST RATE:                          5.500000%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          04/01/16
AMORTIZATION TYPE:                      Interest-Only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(23),Def(93),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                           INITIAL                MONTHLY
                                        ----------------------------------------
TAXES:                                       $668,345                   $0
INSURANCE:                                         $0                   $0
CAPEX:                                        $49,313                   $0
TI/LC(1):                                  $3,600,000                   $0
HOLDBACK(2):                               $4,700,000                   $0

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         311,457
LOCATION:                               New York, NY
YEAR BUILT/RENOVATED:                   1914 / 1982
OCCUPANCY:                              76.4%
OCCUPANCY DATE:                         01/09/06
NUMBER OF TENANTS:                      36

HISTORICAL NOI:
     2003:                              $5,683,298
     2004:                              $5,985,896
     2005:                              $4,636,597

UW REVENUES:                            $10,811,557
UW EXPENSES:                            $5,055,543
UW NOI:                                 $5,756,014
UW NET CASH FLOW:                       $5,304,407
APPRAISED VALUE:                        $90,000,000
APPRAISAL DATE:                         02/01/06

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $122
CUT-OFF DATE LTV:                       42.2%
MATURITY DATE LTV:                      42.2%
UW DSCR:                                2.50x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                  SIGNIFICANT TENANTS

                                                                               LEASE
                                RATINGS      SQUARE              BASE RENT   EXPIRATION
TENANT NAME                  MOODY'S/ S&P(3)  FEET    % OF NRA      PSF        YEAR
----------------------------------------------------------------------------------------

HOUGHTON MIFFLIN COMPANY                     28,704     9.2%       $21.86       2016
KIMBALL INTERNATIONAL INC.                   16,500     5.3%       $34.50       2016
THE CRITERION COLLECTION                     16,500     5.3%       $31.00       2015
BINDER & BINDER LLC                          16,500     5.3%       $26.00       2012
AKA, INC.                                    16,500     5.3%       $25.81       2016
ZENO GROUP                                   16,200     5.2%       $29.07       2014
CVS CORPORATION                 A3/A--       11,000     3.5%       $96.18       2019

(1)   Lender will escrow $3.6 million associated with any unpaid TI/LC and free rent costs to be released to borrower as costs are incurred.

(2)   Lender will hold back $4.7 million for lease-up, subject to release after achieving a 1.22x DSCR at a stress constant of 10.09%.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    81 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                              215 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan is secured by a leasehold interest in 215 Park Ave
South, a 311,457 square foot Class B office tower located in Midtown South
Manhattan, in New York, New York.

THE BORROWER. The borrowing entity is Dever Properties, LLC., a special purpose entity, 100% owned by Dever Properties N.V., a Netherlands Antilles Corporation.
The controlling principals of are Taieb Rashidmanesh and Mehdi Harandi who report a combined minimum net worth of at least $10 million of which at least $1 million is liquid. Mr. Rashidmanesh and Mr. Harandi have owned the Property for over 20 years and also have a combined 58% ownership interest in Cresthaven
Apartments in Yonkers, NY.

THE PROPERTY. -The property is a 20-story, 311,457 square foot, Class B office building with ground floor retail space situated on a 14,273 square foot parcel of land located in the Union Square District of Midtown South, Manhattan. The
property's net rentable area includes 11,000 square feet of corner-ground-floor retail space occupied by CVS.

-Built in 1914, the property is currently 76.4% leased to 36 tenants, with no tenant occupying more than 10% of the net rentable area or comprising more than
13% of the income. The tenant base represents a variety of industries. The largest tenants include: Houghton Mifflin comprising approximately 9.3% of the net rentable area expiring in 2016, Kimble International, Inc. comprising approximately 5.3% of the net rentable area expiring in 2016; Binder and Binder,
LLC comprising approximately 5.7% of the net rentable area expiring in 2012; The
Criterion Collection comprising approximately 5.7% of the net rentable area expiring in 2015 and CVS (A3/A-) comprising approximately 3.5% of the net rentable area expiring in 2015.

The collateral consists of a fee simple interest in the property, subject to a ground lease with an SL Green-related entity. An existing leasehold mortgage between the ground lessee and a borrower-related entity will be pledged to the lender as additional collateral. Detailed lease payments through a waterfall were set up for tax purposes, however, the borrower effectively receives all of the property's net cash flow (after operating expenses and capital expenditures), less the leasehold mortgage payment of approximately $975,000 to the borrower-related entity which will be pledged to the lender as additional collateral. For underwriting purposes, this payment has been excluded from the property's underwritten expenses. The ground lease expires in October 2023.

The property is situated on a 14,273 square foot parcel of land and is situated at the south west corner of 18th Street and Park Avenue South, one block north of Union Square. The property site contains 78.6 feet of frontage on the west side of Park Avenue South and 175.2 feet of frontage on the south side of East
18th Street. The property's close proximity to the Union Square Station provides direct or indirect access to all subway lines. Regional train service is available from Grand Central Station and Penn Station and through various transportation routes, travelers can access all three NY/NJ airports; LaGuardia
(NY), Newark (NJ) and JFK (NY).

SIGNIFICANT TENANTS.

Houghton Mifflin Company, based in Boston, is one of the leading educational publishers in the US. Houghton Mifflin Company publishes textbooks, instructional technology, assessments and other educational materials. Houghton
Mifflin also publishes an extensive line of reference works and award-winning fiction and non-fiction for adults and young readers. Net sales for the 3rd quarter 2005 were $626.9 million, a 9.9% increase over $570.4 million in the 3rd quarter 2004.

Kimball International, Inc. is a manufacturer of furniture and electronic assemblies, serving customers around the world. Kimball International, Inc.
provides a variety of products from its two business segments: the furniture and cabinets segment and the electronic contract assemblies segment. The furniture and cabinets segment provides furniture for the office and hospitality industries, sold under Kimball International, Inc.'s family of brand names and also provides engineering and manufacturing services to customers in the office furniture and residential furniture and cabinets industries. The electronic contract assemblies segment provides engineering and manufacturing services which utilize common production and support capabilities to a variety of industries globally. 2005 net sales increased by 0.3%, from $1.121 billion in
2004 to $1.124 billion.

Binder & Binder, LLC, which is headquartered in Manhattan, NY 215 Park Avenue
South, is a social security disability advocacy firm with 23 offices throughout the US.

CVS (NYSE:CVS) is America's largest retail pharmacy, operating over 5,400 retail and specialty pharmacy stores in 37 states and the District of Columbia. On July
31, 2004, CVS acquired certain assets and assumed certain liabilities from JC
Penney Company and certain of its subsidiaries, including Eckerd Corporation.
The acquisition included more than 1,200 Eckerd retail drugstores. Excluding the sales from the acquired businesses, total sales increased approximately 7.5% and
8.6% during the 3rd quarter and first nine months of 2005, respectively. CVS is rated A3/A- by Moody's and S&P respectively.

                                    82 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                              215 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

THE MARKET1 . The property is located in the submarket of Madison / Union Square in Midtown South Manhattan. As of 3rd quarter 2005, there were 138 Class B buildings within this submarket, totaling approximately 17,597,895 square feet with a vacancy rate of 8.4%. The direct vacancy rate is 7.3% and the sublease vacancy rate is 1.0%. The submarket has a direct weighted average rental rate of
$34.45. Several office buildings within the sub-district of Midtown South are competitive with the subject property. Upon considering the 23 buildings competitive with the subject, eight buildings on Park Avenue South appear directly competitive. Based upon their similar age, location, occupancy and physical characteristics, these buildings are considered the most similar to the property. Although the overall Manhattan vacancy rate remained almost flat in
3rd quarter 2005, declining to 9.2% from only 9.3% at the end of 2nd quarter
2005, the Midtown South vacancy rate declined sharply during this period from
9.0% to 8.1%.

PROPERTY MANAGEMENT. SL Green Realty Corp. (NYSE: SLG) owns and operates a portfolio of 29 office buildings with over 17 million SF in Manhattan. SL Green
Realty Corp. ("SL Green") formed in 1997 to continue the commercial real estate business of SL Green Properties, Inc., founded in 1980 by Stephen Green, the
Chairman. For more than 20 years, SL Green has been in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.
Today, SL Green is a fully-integrated, self-managed, self-administered REIT exclusively focused on owning and operating Manhattan office buildings.

(1)   Certain information was obtained from the 215 Park Avenue South appraisal dated February 1, 2006.

-------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                 NUMBER     SQUARE                           % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE   CUMULATIVE %
                OF LEASES    FEET    % OF NRA   BASE RENT      RENT      SQUARE FEET      OF NRA      BASE RENT      OF BASE
  YEAR          EXPIRING   EXPIRING  EXPIRING    EXPIRING    EXPIRING     EXPIRING       EXPIRING      EXPIRING      EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

VACANT            NAP       73,645    23.6%            NAP      NAP         73,645        23.6%              NAP       NAP
2006 & MTM          6       37,010    11.9      $1,215,036     15.6%       110,655        35.5%       $1,215,036      15.6%
2007                2        3,455     1.1         111,314      1.4        114,110        36.6%       $1,326,350      17.1%
2008                3        3,706     1.2          96,201      1.2        117,816        37.8%       $1,422,551      18.3%
2009                5       21,038     6.8         640,971      8.3        138,854        44.6%       $2,063,522      26.6%
2010                7       16,025     5.1         502,600      6.5        154,879        49.7%       $2,566,122      33.0%
2011                3        7,805     2.5         305,999      3.9        162,684        52.2%       $2,872,120      37.0%
2012                4       14,490     4.7         492,494      6.3        177,174        56.9%       $3,364,614      43.3%
2013                1        1,278     0.4          42,174      0.5        178,452        57.3%       $3,406,788      43.9%
2014                1        2,855     0.9          72,803      0.9        181,307        58.2%       $3,479,590      44.8%
2015                4       40,946    13.1       1,113,362     14.3        222,253        71.4%       $4,592,953      59.1%
2016                5       78,204    25.1       2,116,849     27.3        300,457        96.5%       $6,709,802      86.4%
AFTER               1       11,000     3.5       1,058,000     13.6        311,457        100.0%      $7,767,802     100.0%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL              42      311,457   100.0%     $7,767,802    100.0%
-------------------------------------------------------------------------------------------------------------------------------

                                    83 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                              215 PARK AVENUE SOUTH
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF 215 PARK AVENUE SOUTH OMITTED]

                                    84 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    85 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                       INVITROGEN CORPORATION HEADQUARTERS
--------------------------------------------------------------------------------

[3 PHOTOS AND MAP INDICATING LOCATION OF INVITROGEN CORPORATION HEADQUARTERS
OMITTED]

                                    86 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                       INVITROGEN CORPORATION HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $37,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $37,000,000
% OF POOL BY IPB:                       1.7%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Griffin Capital Investors, LLC
SPONSOR:                                Kevin A. Shields
ORIGINATION DATE:                       02/10/06
INTEREST RATE:                          5.800000%
INTEREST ONLY PERIOD:                   N/A
MATURITY DATE:                          03/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX1:                              Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   Permitted Mezzanine Debt
LOAN PURPOSE:                           Acquisition

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                  INITIAL            MONTHLY
                                                 -------------------------------
TAXES:                                               $0                 $0
INSURANCE:                                           $0                 $0
CAPEX:                                               $0                 $0
REQUIRED REPAIRS:                                    $0                 $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Industrial -- Flex
SQUARE FOOTAGE:                         328,655
LOCATION:                               Carlsbad, CA
YEAR BUILT/RENOVATED:                   1999 / 2002
OCCUPANCY:                              100.0%
OCCUPANCY DATE:                         02/01/06
NUMBER OF TENANTS:                      1
HISTORICAL NOI:                         N/A(2)
UW REVENUES:                            $5,548,942
UW EXPENSES:                            $2,266,068
UW NOI:                                 $3,282,873
UW NET CASH FLOW:                       $3,233,673
APPRAISED VALUE:                        $52,000,000
APPRAISAL DATE:                         12/15/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $113
CUT-OFF DATE LTV:                       71.2%
MATURITY DATE LTV:                      60.0%
UW DSCR:                                1.24x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       RATINGS             SQUARE              % OF            BASE RENT     LEASE EXPIRATION
TENANT NAME                          MOODY'S/ S&P           FEET                NRA               PSF              YEAR
-------------------------------------------------------------------------------------------------------------------------------

INVITROGEN CORPORATION                                     328,655             100.0%            $11.26             2022
-------------------------------------------------------------------------------------------------------------------------------

(1)   A cash sweep will be triggered upon the occurrence of certain events including but not limited to (i) event of default, (ii) Invitrogen filing for bankruptcy or engaging in insolvency proceedings, (iii) Invitrogen's net worth as determined by lender falls below $1,000,000,000, or (iv)
      Invitrogen has ceased operations at the property or vacated the property.

(2)   There is no historical NOI for this asset as the borrower recently acquired the property from the current tenant.

                                    87 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE BENSON HOTEL
--------------------------------------------------------------------------------

       [3 PHOTOS AND MAP INDICATING LOCATION OF THE BENSON HOTEL OMITTED]

                                    88 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                THE BENSON HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $35,500,000
CUT-OFF DATE PRINCIPAL BALANCE:         $35,418,274
% OF POOL BY IPB:                       1.7%
LOAN SELLER:                            IXIS Real Estate Capital Inc.
BORROWER:                               Benson Hotel Limited Partnership
SPONSOR:                                D. Michael Bashaw, Rodney Olson,
                                        Gordon Sondland and Lisa
                                        Swanbeck-Johnson
ORIGINATION DATE:                       12/21/05
INTEREST RATE:                          5.615000%
INTEREST-ONLY PERIOD:                   N/A
MATURITY DATE:                          01/5/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 358 months
CALL PROTECTION:                        L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                 INITIAL             MONTHLY
                                                 -----------------------------
TAXES:                                            $66,500             $13,300
INSURANCE:                                        $71,183              $8,498
FF&E1:                                                 $0             $57,214
ENVIRONMENTAL:                                       $625                  $0
--------------------------------------------------------------------------------

(1)   One-twelfth of 4% gross revenue for previous calendar year.

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Hotel -- Full Service
ROOMS:                                  287
LOCATION:                               Portland, OR
YEAR BUILT/RENOVATED:                   1912 / 1991
OCCUPANCY:                              73.7%
OCCUPANCY DATE:                         10/31/05
HISTORICAL NOI:
    2004:                               $3,293,924
    TTM AS OF 10/31/05:                 $4,379,838
UW REVENUES:                            $17,163,342
UW EXPENSES:                            $13,074,675
UW NOI:                                 $4,088,667
UW NET CASH FLOW:                       $3,402,133
APPRAISED VALUE:                        $53,400,000
APPRAISAL DATE:                         11/23/05

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                 $123,409
CUT-OFF DATE LTV:                       66.3%
MATURITY DATE LTV:                      55.7%
UW DSCR:                                1.39x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            PROPERTY HISTORICAL OPERATING STATISTICS

                                  OCCUPANCY                              ADR                               REVPAR
PROPERTY               2003         2004        2005        2003        2004         2005        2003       2004       2005
------------------------------------------------------------------------------------------------------------------------------

THE BENSON HOTEL      61.6%        68.6%        73.7%     $115.41     $116.83       $122.35     $71.09     $80.15     $90.17
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    BENSON HOTEL -- HISTORICAL OPERATING STATISTICS BY INDEX

                                     2003                                   2004                               2005

  PROPERTY            OCCUPANCY       ADR       REVPAR       OCCUPANCY       ADR       REVPAR     OCCUPANCY     ADR        REVPAR
-----------------------------------------------------------------------------------------------------------------------------------

  THE BENSON HOTEL     92.21%       101.09%      93.09%        97.34%      102.07%      99.29%     98.29%      101.04%       99.26%
-----------------------------------------------------------------------------------------------------------------------------------

                                    89 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                  BIGG'S PLACE
--------------------------------------------------------------------------------

           [PHOTO AND MAP INDICATING LOCATION OF BIGG'S PLACE OMITTED]

                                    90 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                                  BIGG'S PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:             $29,600,000
CUT-OFF DATE PRINCIPAL BALANCE:         $29,600,000
% OF POOL BY IPB:                       1.4%
LOAN SELLER:                            JPMorgan Chase Bank N.A.
BORROWER:                               Amerishop Bigg's Place, LLC
SPONSOR:                                DD Investment Partners II, LP
ORIGINATION DATE:                       09/01/05
INTEREST RATE:                          5.286000%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          09/01/15
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(86),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               No
ADDITIONAL DEBT:                        $1,850,000
ADDITIONAL DEBT TYPE:                   B-Note
LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                     INITIAL        MONTHLY
                                                     -------------------------
TAXES:                                                $78,864         $39,432
INSURANCE:                                                 $0              $0
CAPEX:                                                     $0          $2,558
TI/LC:                                                     $0         $45,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         402,634
LOCATION:                               Cincinnati, OH
YEAR BUILT/RENOVATED:                   1984 / 2000
OCCUPANCY:                              92.9%
OCCUPANCY DATE:                         06/01/05
NUMBER OF TENANTS:                      16
HISTORICAL NOI:
  2004:                                 $2,353,124
  2005:                                 $2,596,666
UW REVENUES:                            $3,955,784
UW EXPENSES:                            $1,208,361
UW NOI:                                 $2,747,423
UW NET CASH FLOW:                       $2,525,078
APPRAISED VALUE:                        $37,000,000
APPRAISAL DATE:                         04/15/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                       A NOTE     WHOLE LOAN
                                                      -----------------------
CUT-OFF DATE LOAN/SF:                                     $74            $78
CUT-OFF DATE LTV:                                       80.0%          85.0%
MATURITY DATE LTV:                                      71.2%          76.4%
UW DSCR:                                                1.28x          1.14x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNIFICANT TENANTS

                                     RATINGS                       % OF      BASE RENT
  TENANT NAME                   MOODY'S/ S&P   SQUARE FEET     TOTAL SF        PSF         SALES PSF        LEASE EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------------------

BIGG'S HYPERMARKET                               190,809          47.4%          $6.40     $257                    2011
HOBBY LOBBY CREATIVE CENTER                       55,680          13.8%          $6.50     $67                     2012
GOLDS GYM                                         38,713           9.6%         $10.00     $41                     2012
DANBARRY CINEMAS(1)                               27,766           6.9%          $5.00     $103,197/screen         2009
---------------------------------------------------------------------------------------------------------------------------------

(1)   Sales figures for Danbarry Cinemas are on a per screen basis. Danbarry
      Cinemas has 8 screens.

                                    91 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                       MARQUIS AT CARMEL VALLEY APARTMENTS
--------------------------------------------------------------------------------

[2 PHOTOS AND MAP INDICATING LOCATION OF MARQUIS AT CARMEL VALLEY APARTMENTS
OMITTED]

                                    92 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                       MARQUIS AT CARMEL VALLEY APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $28,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $28,000,000
% OF POOL BY IPB:                       1.3%
LOAN SELLER:                            Nomura Credit & Capital, Inc.
BORROWER:                               Carmel Valley Associates,
                                        CWS Carmel Valley 97, LLC, CWS
                                        Stonegate Austin -- Carmel
                                        Valley I, L.P.
SPONSOR:                                CWS Apartments Homes, LLC
ORIGINATION DATE:                       02/22/06
INTEREST RATE:                          5.850000%
INTEREST-ONLY PERIOD:                   84 months
MATURITY DATE:                          03/01/13
AMORTIZATION TYPE:                      Interest-Only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(42),O(18)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                     INITIAL         MONTHLY
                                                      ------------------------
TAXES:                                                $160,039        $32,008
INSURANCE:                                                  $0             $0
CAPEX:                                                      $0        $ 7,067
ENGINEERING:                                          $193,876             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Multifamily -- Garden
UNITS:                                  424
LOCATION:                               Charlotte, NC
YEAR BUILT:                             1997
OCCUPANCY:                              93.9%
OCCUPANCY DATE:                         01/29/06
HISTORICAL NOI:
  2003:                                 $2,105,522
  2004:                                 $2,134,761
  2005:                                 $2,209,464
UW REVENUES:                            $3,761,690
UW EXPENSES:                            $1,495,685
UW NOI:                                 $2,266,005
UW NET CASH FLOW:                       $2,181,205
APPRAISED VALUE:                        $37,375,000
APPRAISAL DATE:                         01/26/06

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/UNIT:                 $66,038
CUT-OFF DATE LTV:                       74.9%
MATURITY DATE LTV:                      74.9%
UW DSCR:                                1.31x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF MULTIFAMILY INFORMATION

                                         AVERAGE UNIT   APPROXIMATE NET     % OF       WEIGHTED AVERAGE      WEIGHTED AVERAGE
UNIT MIX                  NO. OF UNITS   SQUARE FEET      RENTABLE SF     TOTAL SF    MONTHLY ASKING RENT   MONTHLY MARKET RENT
-------------------------------------------------------------------------------------------------------------------------------

ONE BEDROOM                   204             769           156,840        38.0%            $   740               $   740
TWO BEDROOM                   180           1,113           200,340        48.5%            $   891               $   891
THREE BEDROOM                  40           1,391            55,648        13.5%            $ 1,120               $ 1,120
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        424             974           412,828       100.0%            $   840               $   840
-------------------------------------------------------------------------------------------------------------------------------

                                    93 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                             IDT ENTERTAINMENT PLAZA
--------------------------------------------------------------------------------

    [2 PHOTOS AND MAP INDICATING LOCATION OF IDT ENTERTAINMENT PLAZA OMITTED]

                                    94 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2006-LDP6

--------------------------------------------------------------------------------
                             IDT ENTERTAINMENT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $27,500,000
CUT-OFF DATE PRINCIPAL BALANCE:         $27,500,000
% OF POOL BY IPB:                       1.3%
LOAN SELLER:                            Eurohypo AG, New York Branch
BORROWER:                               Burbank Owner Corp.
SPONSOR:                                Strategic Realty Advisors Limited(1)
ORIGINATION DATE:                       03/31/06
INTEREST RATE:                          6.300000%
INTEREST-ONLY PERIOD:                   60 months
MATURITY DATE:                          04/11/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(23),Def(93),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                INITIAL         MONTHLY
                                                -------------------------
TAXES:                                          $  166,133       $40,333
INSURANCE:                                      $   38,716       $10,167
CAPEX:                                                  $0       $ 2,583
TI/LC2:                                         $3,786,572            $0
OTHER3:                                         $2,825,000            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- Suburban
SQUARE FOOTAGE:                         155,042
LOCATION:                               Burbank, CA
YEAR BUILT/RENOVATED:                   2001/ 2004
OCCUPANCY:                              98.8%(4)
OCCUPANCY DATE:                         01/01/06
NUMBER OF TENANTS:                      5
UW REVENUES:                            $3,996,565
UW EXPENSES:                            $1,434,731
UW NOI:                                 $2,561,834
UW NET CASH FLOW:                       $2,446,998
APPRAISED VALUE:                        $39,900,000
APPRAISAL DATE:                         02/06/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $177
CUT-OFF DATE LTV:                       68.9%
MATURITY DATE LTV:                      64.7%
UW DSCR:                                1.20x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               SIGNIFICANT TENANTS

TENANT NAME                   MOODY'S/ S&P(5)  SQUARE FEET     % OF NRA   BASE RENT PSF    LEASE EXPIRATION YEAR
----------------------------------------------------------------------------------------------------------------

IDT ENTERTAINMENT                  B2           111,894(6)      72.2%        $25.36                2016
PSYCHOLOGICAL SERVICE                            14,913          9.6%        $23.52                2014
TEAM ACQUISITION                                 11,527          7.4%        $23.77                2009
STARBUCKS                                        10,692          6.9%        $23.94                2008
LOCKHEED MARTIN                 Baa1/BBB+         4,219          2.7%        $24.00                2010
----------------------------------------------------------------------------------------------------------------

(1)   Strategic Realty Advisors Limited, a real estate investment advisor, is the representative of the sponsor of the borrower, an investor who adheres to Islamic law. The loan has been structured to be Shari'ah compliant.

(2)   The reserve was established in connection with outstanding TI/LC obligations, vacancy, and rent abatements for IDT Entertainment and
      Psychological Services.

(3)   In connection with future TI/LC obligations associated with the IDT
      Entertainment space, the borrower posted a (i) $2,500,000 letter of credit at origination and (ii) $325,000 letter of credit which is required to be renewed annually.

(4)   Occupancy rate includes 24,449 square feet of expansion space for IDT
      Entertainment under a signed lease with a rent commencement date of July
      1, 2006. Current physical occupancy is 83.0%.

(5)   Ratings provided are for the parent of the entity listed in the "Tenant
      Name" field whether or not the parent company guarantees the lease.

(6)   Includes 24,449 square feet of expansion space under a signed lease with a rent commencement date of July 1, 2006.

                                    95 of 95

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.